Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22I

NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is July 1, 2014 (“Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (as amended modified or supplemented from time to time, the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. To the extent any of the terms and conditions in this Amendment conflict with the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control. Any capitalized terms not defined in this Amendment shall have the meanings given to such terms in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended as and to the extent provided in this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

RECITALS

WHEREAS, Customer desires to migrate certain of its current subscribers who are currently receiving billing and account services from another party to CSG’s ACP billing platform; and

WHEREAS, Customer may in the future add additional subscribers by acquisition and may desire to migrate such subscribers to Customer’s instance of CSG’s ACP billing platform under the terms of this Amendment; and

WHEREAS, CSG desires to provide billing and account services to such Customer subscribers; and

WHEREAS, the Parties desire to amend the Agreement to set forth, the terms on which such migrations shall occur.

AGREEMENT

In consideration of the mutual covenants, terms and conditions, and intending to be legally bound hereby, CSG and Customer agree that the Agreement is amended as provided below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.	Amendment to Article 1 (Overview)

(a)	The Agreement is amended by deleting Section 1.2 in its entirety and replacing it with the following:

1.2 Term.  Unless earlier terminated pursuant to Section 6.1 or Section d.(v) of Schedule L, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on June 30, 2019 (“Initial Term”).  The term of any specific license for the Products and the term for any specific Services to be provided shall be effective from the Effective Date or the date set forth in the applicable amendment and shall terminate with this Agreement, unless stated otherwise herein or as otherwise provided in the applicable Schedule, Exhibit or amendment.

(a)  First Extension Option.  CSG shall provide Customer with written notice no later than nine (9) months prior to the expiration of the Initial Term that the Initial Term is approaching its expiration.  Customer has the option in its sole discretion to extend the Agreement for one additional year beyond the end of the Initial Term upon written notice to CSG no later than six (6) months prior to the end of the Initial Term (“First Extension Term”), subject to the fees set forth in Schedule F.

(b)  Second Extension Option.  If Customer has exercised its option for the First Extension Term, pursuant to the terms of Subsection 1.2 (a), CSG shall provide Customer with written notice no later than nine (9) months prior to the expiration of the First Extension Term that the First Extension Term is approaching its expiration.  Customer has the option in its sole discretion to extend the Term of the Agreement for one additional year beyond the end of the First Extension Term, upon written notice to CSG no later than six (6) months prior to the end of the First Extension Term (“Second Extension Term”), subject to the fees set forth in Schedule F.

(c)  The Parties agree that the Initial Term or any duly exercised First Extension Term or Second Extension Term shall be considered part of the “Term” and/or “the term of this Agreement.”

(d)  For the duration of the Term following the Amendment Effective Date, the term “Contract Year” shall mean each twelve month period with the first Contract Year commencing on the Amendment Effective Date and ending June 30, 2015.  Each Contract Year thereafter, Contract Year shall mean each twelve month period during the Term.

(e)  If Customer does not notify CSG of its intent to extend the Agreement in accordance with subparagraphs (a) or (b) above, CSG shall not be required to extend the Term, subject to the obligations set forth in Section 6.2 (De-Conversion Services).

(b)	The Agreement is amended by adding the following at the end of Section 1.5 (Exclusive Rights):

In addition to CSG’s right to be the sole provider of Print and Mail services for Connected Subscribers, Customer may have CSG provide Print and Mail services to other Customer subscribers that are not on CSG’s ACP billing platform at the same pricing as set forth in Schedule F (Fees) for such services.  In the event Customer desires to utilize Print & Mail Services subsequent to the migration of a subscriber onto CSG’s

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

billing platform, Customer shall be responsible for any related conversion fees applicable to such later conversion to Print & Mail Services.  As clarification, in the event Customer requests a converted subscriber to CSG’s billing platform also simultaneously be converted to CSG’s Print and Mail Services, Customer shall not be responsible for any Print & Mail conversion fees.

At Customer’s written request, CSG agrees to meet with Customer within *** ************** (***) **** of the Amendment Effective Date, to discuss use of ********’* ********* ***** ****** for Print and Mail Services.  Nothing herein shall be construed as a requirement for CSG to *** ********’* ********* ***** ****** for Print and Mail Services.

2.	Amendment to Article 3 (Services)

The Agreement is amended by deleting Section 3.4 (Services Commitment) in its entirety and replacing it with the following:

3.4  Services Commitment

(a)

Subject to Customer’s payment of Any Development Hours (defined in CSG document #2504737), regardless of the effective date of CSG document #2504737, which are provided prior to the Amendment Effective Date, Customer may elect to continue to have CSG provide Any Development Hours under the existing Statement of Work (identified in CSG document #2504737) after the Amendment Effective Date and make payments as provided therein, or enter into a Change Order allocating the Any Development Hours provided in the Statement of Work after the Amendment Effective Date to the Annual Support Commitment (as defined below), which will result in a reduction in the Annual Support Commitment accordingly.

(b)

Customer shall be responsible for payment of the Customer Re-Investment through February 28, 2014 and any Customer Re-Investment Hours which are unused through February 28, 2014, shall be forfeited.  For clarification, Customer Re-Investment as provided in this Section 3.4, shall have the definition provided in Section 3.4 of the Agreement prior to Amendment by the 9th Amendment entered into by the Parties.

(c)

CSG shall continue to invoice and Customer agrees to pay the Customer Re-Investment through June 30, 2014.  Any payment made by Customer for the Customer Re-Investment which is invoiced by CSG for any month after February 28, 2014 for which there are unused Re-Investment Hours as of the Amendment Effective Date, shall be applied at Customer’s request to fulfill Customer’s obligations for the Service Commitment Fee. If as of the Amendment Effective Date, Customer has utilized more Re-Investment Hours than what it has paid in Customer Re-Investment, Customer and CSG shall proportionately decrement the Annual Support Commitment.

(d)

CSG shall provide ****** ***** of services per ********** ******** ****, exclusive of Support and Maintenance and Migration services necessary to support the Migration SOW, to support the research and development of (including enhancements, updates and upgrades to) CSG’s ACP platform billing system unless otherwise agreed by the Parties (“Annual Support Commitment”). After the ***** ******** ****, Customer shall be entitled to use up to ****** ******* (***) of its

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Annual Support Commitment for services for *** ******* ******* ** *** ***** ** ******** *** *********** ** ***’* *** ******** ******* ****** but still related to CSG’s ACP platform billing system, which excludes fees for software, hardware or any third party fees, conditioned upon Customer providing CSG *** (*) ****** prior written notice of whether it intends to exercise this right in a subsequent ******** ****.  Notwithstanding anything contained in the first sentence of this subsection to the contrary, the Parties acknowledge and agree that the Annual Support Commitment and the corresponding Service Commitment Fee will be applied to work performed after the Amendment Effective Date under the QA Refresh Solution SOW (document #2505232) (for recurring fees only) and under the Dynamic Event Management and EST Couponing Solution SOW (document #2503499) (for *** ******* ***** (***) *********** ***** (excluding any recurring fees) only).  Further, any services hours which qualify under this Section 3.4 (a) and are performed after the Amendment Effective Date under SOWs executed prior to the Amendment Effective Date shall apply to the Annual Support Commitment and the corresponding Service Commitment Fee. Customer agrees to pay the fees provided in and pursuant to Schedule F (Fees) of the Agreement for the Annual Support Commitment (“Service Commitment Fee”) for the first ***** ******** *****.  The Service Commitment Fees identified in Schedule F (Fees) of the Agreement are non-refundable at the end of the applicable ******** ****, and are a commitment by Customer for payment regardless of Customer’s use of the Annual Support Commitment for any particular ******** ****.   Customer may carry over up to ***** of the Annual Support Commitment hours into the **** ******** ****, provided that any unused Annual Support Commitment hours at the end of a ******** **** ** ****** ** ***** shall be forfeited and shall not be carried over to the **** ******** **** by Customer.

(e)

The Service Commitment Fee will be invoiced *******, based on ** ***** ******* ********** of the applicable ****** fee.  Any service hours used by the Customer in excess of the Annual Support Commitment shall be paid at the rate set forth in Schedule F pursuant to a mutually agreed Statement of Work.

(f)

For any ******** **** after **** *** ****, Customer may, in its sole discretion, purchase Annual Support Commitment services upon entering into a Statement of Work for an Annual Service Commitment Fee as provided in Schedule F.  CSG shall notify Customer on ******* ** **** and ******* * of each ******** **** thereafter during the Term of Customer’s ability to purchase Annual Support Commitment services each ******** ****.  Customer must notify CSG of its intent to purchase the Support Commitment services no later than ******** ** of the ******** ******** **** and the Parties must execute the Statement of Work no later than *** * of the ******** **** prior to its use of the Annual Support Commitment.

3.	Amendment to Article 4 (Workforce Management)

The Agreement is amended by deleting Article 4 (Workforce Management) in its entirety and replacing it with the following:

ARTICLE 4

MIGRATION

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.1

Customer shall identify Additional Subscribers for migration to CSG’s ACP billing platform (the “Migration”) as part of a Statement of Work which will identify Migration services and the responsibilities of the Parties (the “Migration SOW”).  “Additional Subscribers” shall mean those subscribers of Customer’s residential services who are receiving billing and account services from any platform other than CSG’s ACP billing platform as of the date immediately prior to the date of their migration to CSG’s ACP billing platform pursuant to the Migration SOW (excluding any New Subscribers, hereinafter defined).

4.2

CSG shall perform Migration services and support for the Additional Subscribers as set forth in the Migration SOW, including but not limited to those development items identified in the Migration SOW as necessary to ensure that CSG can support the Migration (“Development Items”), ** ** **** ** ********, unless otherwise mutually agreed in writing or provided in the Migration SOW.  Customer shall provide the resources as set forth in the Migration SOW to perform its Migration obligations, including promptly providing the required information, assistance and approvals, ** ** **** ** ***, unless otherwise mutually agreed in writing.

4.3

CSG shall migrate the Additional Subscribers in accordance with the Migration SOW.  The Migration SOW shall include a schedule for the Migration (“Migration Schedule”).  The Migration SOW shall include ******* ****** for which CSG shall be accountable during Migration (“********* ****”) and a governance structure which will identify necessary teams and level of participation by the Parties (“Governance Structure”).  The Migration SOW may be updated or modified by mutual written agreement of the Parties executed by the CIO of Customer and the COO of CSG or each of their duly authorized designees.   The Parties will comply with the Migration SOW, provided that it will be a working document and as such may be updated from time to time as provided herein.

4.4

If Customer or a party for which Customer is responsible or controls pursuant to the Migration SOW causes a delay that materially and adversely impacts the Migration Schedule (a “Customer Delay”) CSG shall be excused on a reasonable and proportionate basis from its resulting inability to meet its Migration obligations and the remaining milestones in the Migration SOW, including adhering to the Migration Schedule.

4.5

The term “********* *****” means *** ***** ** *** ********* ****** ** *** ** *** ** ******** **** ***’* ******** ********* ************** ** **** ******** ********* ******* ** ******* ******* ********* ********* **** *** ********** **** *** * ******** ******* ****** ** *** ********* ******** ** ********’* ******** **********.  Within *********** (**) ***** of Customer’s Executive Director of Software Development and Engineering or someone of greater authority in Customer’s organization, notifying CSG’s CIO and V.P. of the Strategic Business Unit (e-mail shall be sufficient) that a ********* ***** has occurred and been documented in *******’* ******** ****** ******** ******, the Parties shall meet and confer in order to agree upon a ********** ******** *** * ********* ** ******* **** ********* *****.  If the Parties ****** ***** **** * ********** ******** ****** *********** (**) ***** of the foregoing notice, the Parties shall ******** *** ***** ** *** ********** ********* (as defined in the Migration SOW), which shall **** *********** (**) ***** from notice of the ******* ** ******* *** ******* *** ***** upon the ********** ******** *** *********.  If the ********** ********* cannot ***** * **********, the Parties shall further ******** *** ***** ** ***’* *** *** *** *** ********’* ***** ******** *** *** *** (the “Executives”), who shall **** *** ******* *** ******* *** ***** **** *** ********** ******** *** ********* ****** *********** (**) ***** of ********** ** *** ****** ** provided herein.  Customer shall ****** *** ********* **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ******** **** *** ********** ** *** ********* *****.  In the event ** ****** ********** ******** ** ******* * ********* ***** ** ************, the Parties agree ** ***** *** ******* *** ********** ** * ********* ***** **** ** ***** ** ******* *** ********* *****.  If the Executives ****** ***** ** ********** ******** **** **** **** (*) ******** ****’ ******* ****** ** *** and ******* ******* *** ** *** **** *********** ******* ** ********* *** ********* *** *** ** * ****** *** ******* ********* ** ********** ***********.  Further, if (i) the ********* ***** ******* ********** ** *** **********, (ii) ******** ** ** ****** ******* ** *** **** **** **** ********* ********* ** *** **** ** **** ********* *****, and (iii) ******** ********** *** ********* **** **** *** ***** ******* ******** ********** ********* ************* ** ****** ********** ***** ******** ** ******** ***** *** ********* ** ************ ********** ******** ******** ** *** *** ***** ** * ****** ****** ** *** ********** ********* ***** (the “********* ******”).  The Parties agree **** ** ** ***** ***** *** ********* ****** ****** **** ******* ******* ($************).  *** ******* ** *** ********* ****** ***** ** **** ** ******* ****** ****** (**) **** of the Parties’ agreement ** *** ****** ** *** ********** ********* ******.  In the event *** **** *** ********* ****** ** ******** ** **** ******* **** *** ******** ******* ****** ** ******** ** ******** * (*)(*) (*) and (*) of the ******* ******** ******** ** ******** ******** ****** ****  ** ** ***’* ******* ** ********’* ************ ** *********** ** *** ********* ***. Except for *** ******** ******** ** *** ******* ********, the *********** ** *** **** **** **** ********* ********* (if applicable), ** *** *********** ** *** ********* ****** (if applicable), *********** *** ** * ********* ***** ***** ** ********’* **** *** ********* ****** *** ***’* ********* *****.  Customer agrees, in the event ** **** *** ******** *** ***** ** ********* ** ******** ** **** ******* *** *** ** ******* ********* *****, it shall ******* ***** *** ***** ** ********* *** **** ********** ******* ********* *****.

4.6	Customer shall ** ******** ** ********* *** ********* **** ****** (**) ***’* ******* ****** ** *** ** *** **** ****** *** ***** ******* **** ** *** **** **** **** ********* *********, if applicable.

4.7

If Customer desires to bring other subscribers (whether such subscribers were previously on a CSG platform or a non-CSG platform and subsequently migrated to a CSG platform) under this Agreement after the closing of a direct or indirect acquisition (“Acquisition Closing Date”) of one or more entities occurring after the Amendment Effective Date that are not currently included in the Migration SOW (“New Subscribers”), the Parties will enter into the necessary amendment(s) to this Agreement to migrate such subscribers, as applicable, and bring all such desired subscribers under the terms of this Agreement as New Subscribers (the “Migration and/or Integration Amendment(s)”). For the avoidance of doubt, the ******* *********** *** ***** **** **** *********** *** **** ********** ** * *** ******** *** ** ******* ***** **** ********* ******* ******** ****** ** ***** ******* **** *********** ** ********’* ******** ** ***’* *** ******* ********. For all purposes under this Agreement ****** *** *** ******* ** *********** *** *** ** ******* ** ******** *, all New Subscribers who were (i) previously on a non-CSG billing platform and are migrated onto Customer’s instance of CSG’s ACP billing platform, or (ii) previously on a CSG platform and remain on a CSG platform after the Acquisition Closing Date, but are no longer subject to an agreement between CSG and the Acquired Entity (hereinafter defined) shall thereafter become Connected Subscribers.  For the avoidance of doubt, fees for New Subscribers shall be calculated using the *** ***** *** *** *********** ******** ** ******** *.

(a)  The Parties acknowledge it will be necessary to **** ** ******* ********* *** *********** ************** ** ******* *** ********* ********* ***/**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ********** ** ******* *****, to bring New Subscribers under the Agreement.  In the interim, if Customer acquires an entity (for purposes of this subsection, an “Acquired Entity”) which is receiving CSG products and services under another agreement, and Customer desires ** ******* **** *** *** ********** ***** **** *********, but ******** ********* **** *** **** *** *********** ********** *** *********** ***** **** ********** *** *** *** ******** ****** **** ***** *** ******** ******’* ********* **** *** (“Acquired Entity’s Agreement”) ** ******* ** ******** ****** ******* *** ****** (as defined below) *** * ****** ** **** *** ** ****** *** (*) ****** (“Transition Period”) unless otherwise extended by the mutual written agreement of the Parties (the “Acquired Entity Agreement Amendment”).  The Parties shall work in good faith to negotiate the Migration and/or Integration Amendment(s) during the Transition Period.

(b)  The Acquired Entity ******* *** ****** ***** **** *** ****** ******** ** *** ******** ******’* ******* ***** **** *** ********* *********** (“******** ****** ******* *** ******”):

(i) CSG agrees to provide Customer with * ******** ********** *********** ********** ******** *** ******** ********* ** *** ******** ****** ***** *** ******** ****** ********* ***** *** **** ** * ******* ****** (“Acquired Entity ******* ***”) to Customer’s *** provided in Schedule F.

(ii)  The Acquired Entity ******* *** ***** **** ** ******** ** ********* ***** (***** *** ** ****** ******** ** ******** *********** ********* **** *** *************) ******** ** *** ******** ****** ******* *** **** **** ** **** ** **** **** **** ***** **** ** * ******* ***** (e.g., ****** ********* ** ******* ******** *** ********* ****** ********* ******** ** ******* ********* ********) in order to ******* ** ******** ************** ** *** ******** ******’* ********* ******* **** *** ********* **********, provided under the Acquired Entity Agreement (“******** Acquired Entity ******* ***”).

(iii)  The ********** ******* *** ******** ******** ****** ******* *** *** *** ********** *** *** *** *********** (as shown in Schedule F, *** ***** *** *** ***********) shall be the ******* *** ****** (“******* *** ******”).

(iv)  The Acquired Entity ******* *** ****** ***** ** *** ******* ** *** ****** ** ********* *********** ** *** ******** ****** ********** ** *** ******* *** ******.

(c)  The Parties agree **** ********** ********* *** ** ******** ** ********* *** ******** ****** ******* *** (** *** ******* *** ******** ******** ** **** *** *** ***** ******* ******* *** ******** *** *** ******** ******) *** *** ************* *********** ******** ** ********* *** ******** ******** ****** ******* ***.  The Parties agree to work in good faith ** ********** ********* ***** ***** ** *** ******** ****** ********* ********* *** ** ********* ****** *** ********* *** ****** *** ******* ***** ***** *** ** ******** ** * ***** ***** **** ******** **** *** ******* ****** ** *** ******* ***** ** ******** *** ********** ******* *** *********:

(i)	******** ******** ****** ******* ***, and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)	the *** **** ***** ** ********** ** *** ******** ******’* ********* *********** **** ********** *** *********** ***** *** *********.

The ********* ** ********* *** ********* ***** **** **** ************* **** **** ******* ** ******** **** *** *********** ******* **** *** ***** ** *** *** ** *** ***** ** ***** *** ******** ****** ******* *** ****** *** ** ****** *********.

Example ** ******** ****** ******* *** ******

****** *** ******** ****** ******* *** ** $****, *** *** ******** ************* *********** *** ********** ** * ********* ** $****.  **** ****** *** ********** *** **** **** *** ********** *** ***** *** *** *********** ** $******, *** *** ****** ** ********* *********** ** *** ******** ****** ** ********* *** *** ******  *** ******** ******** ****** ******* *** ***** ** $**** (******** ****** ******* *** ** $**** **** *** $**** ** ************* ***********).  *** ******** ****** ******* *** ****** ***** ** $****** (******** ******** ****** ******* *** ** $**** **** $****** ********** *** ********** *** ****).  *** ******** ****** ******* *** ****** ***** ** $******* (********* ******** ****** ********* *********** ********** ** *** ******** ****** ******* *** ****** ** $******).

(d) The Acquired Entity ******* *** ****** ***** **** ** ********* ***** *** ******** ****** ********* *********** ****** *** *********** *** *** ******** ****** ********* ** *********** *** ****** ********* ****** ** *** ******** ** ** ***** ***** *** ******** ****** ******* *** ****** ** ******** *** ****** **** *** ********** *******    **** *** ********* ** *** ******** ****** ********* ********** *** ******** ****** ******* *** ****** **** ** ******** ** *** ***** **** ******** ***** ********** ** *** *********** ******* ***** ******** **** ** *** ********* ** *** ******** ****** ********* ********* ****** ***** *** ***** **** ******** ***** ********** ** *** *********** ******* ***** **** ****** **** ** ******* **************  ** ********** *** ************** ** *** ******** ****** ******* *** ****** ** *** ******** ****** ******** *** ******** ****** ******* *** ****** ********** *** *** ***** ***** **** ** ******* ** *** ********* *****’* ******** ******’* ********  ** *** ***** *** ******** ****** ********* ** ********** *** ***** ** *** *********** ******** ****** ******* *** ****** **** ** **** ** ********* ********* ** ** ********* ** *** ******** ****** *********.

Example of ************* ** ******** ****** ******* *** ******

****** *** *********** ******* **** ** ******* *** *****  **** *** ********* ** *** ******** ****** ********* ********** *** ***** ***** *** ******** ****** ******* *** ****** ***** ** ********* ***** ** *** *** ***** ** ******** *****  *** ******** ****** ******* *** ****** ********** *** ******** **** ***** **** ** ******* ** *** ***** **** ******** ****** ******* ********  *** **** ****** ***** ** ********* *** **** **** ***** ***** **** ** ******* ** *** ****** **** ******** ****** ******* ******* (**** *** (*) ****** ** ******* *******).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e)  In negotiating the Acquired Entity Agreement Amendment, CSG and the Acquired Entity shall consider the potential impact of the ***** ******* **** ********** *** as outlined in Schedule F, Section ******, and the *** ********* ****** outlined in Section **** will also be considered, as these are an integral part of the Customer’s ******* *** fee.

(f)  As a matter of clarification, ***** *** ******** ****** ********* ** *********** *** ******** ****** ***** ******** ** ** ******** *** *** ******** *** ******** ******** ***** *** ******** ****** ********** ******* **** ********* ** *** ******** ****** ********* ********** *** ******** ****** ***** ** ******** **** ** ******** ****** ******* *** ****** ** ********* ******.

4.8

If Customer acquires subscribers from another entity without acquiring such entity, the Parties shall ********* ** **** ***** ** ********* ** **** ********* ** ***** **** ******** *********** ***** **** ********* ** *** ***********.  The Parties acknowledge and agree **** **** ******** *********** ***** ***** ** ******* **** *** *** ********** ***** **** ********* ** *** ***** **** ******** ***** ********** ** *** ******* ** *** *********** ** **** ************ ******* ** **** *********** ***** ******* ***** **** ********* ****** ****** (**) ****** (** **** ***** ****** ** **** ****** ** ** *** *******) ** *** ******* ** *** *********** ** **** ************ ******** **** *** **** ******** *********** ********** ** * *** ********* *** ******* ***** *** *** ********** ** *********** ***** ************* ******* ** ***** ********* ** **** ******* *.

4.	Amendment to Article 5 (Payment Terms)

The Agreement is amended by deleting Section 5.4 (Adjustment to Fees) in its entirety and replacing it with the following:

5.4Adjustment to Fees.  Effective January 1 of each year of the Term, fees included in this Agreement shall be increased annually by an amount equal to the ****** **: (1) ***** ******* (**), or (2) the ******* ******* ** *** ******** ****** ****** (******** ** *** ***** **** ** ******** ** *** **** ******* ****), ***** ** ***’* ******, of the ********* (“***”) ********* ***** ****** ***** ********** *** ****** ******** ********** ********* ** *** **** ********** ** ***** ** *** ********* ***** (“Annual Adjustment to Fees”).  The Annual Adjustment to Fees shall be communicated to the Customer no later than December 1 of the preceding year, but in no event shall Customer be relieved of the increase should CSG fail to provide timely notice described herein.

The Annual Adjustment to Fees applies to the fees set forth in this Agreement, with the following exceptions:

a)

The ******* ***, as set forth in Schedule F, Section *** entitled “**********”.  The annual fee adjustments for these Services have already been considered within the structure of the pricing tables, and thus, no Annual Adjustment to Fees is applicable for these items.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b)

The ***** ******* *** *** ***, as set forth in Schedule F, Section *** entitled “***** ******* *** *** *** ***********” until ******** *** ****.  Thereafter, the ***** ******* *** *** fee shall be subject to a ***** ****** ********** ** **** ********* ******* ** ****, and for each applicable year thereafter.  There is ** ****** ********** *** **** **** ***** ** ******* ** ****.

c)

The **** **** **** ********* *********, as set forth in Schedule F, Section *** entitled “**** **** **** ********* *********”.  There is no Annual Adjustment to Fees for this item during the Term of the Agreement.

d)

The ********* *********** ***, as set forth in Schedule F, Section ***. entitled “****** ********* (***** *** ****)”, subsection ***. entitled “********* *********** ***”.  There is no Annual Adjustment to Fees for this item during the Term of the Agreement.

e)

The ***** *** *********, as set forth in Schedule F, Section ***. entitled “****** ********* (***** *** ****)”, subsection ***. entitled “***** *** *********”.  There is no Annual Adjustment to Fees for this item during the Term of the Agreement.  CSG may increase the fees payable by Customer for ***** *** ********* (“*********”) at any time based upon the ****** ** a) ********** ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* ******* or b) ****.  For the purpose of determining ********* fee increases, “****” shall mean the ******** **** ******** ** * ******* ***** ******** ***** ********* ** **** *** **** *** ***** *** ***** ******* ***** ******* ****** ***** ******* *** *** ******* *** ******** ***** ***** * ******** ********* ******** *** ******* ***** ****** *** **** ****** ************ (** ******* *** ***), *** *** **** **** ******** ** *** ********.

In addition, the Parties agree that in the event CSG sells all or substantially all of its stock or assets, or is under the control of an acquiring entity, any increase in the fees for ********* ***** ** ***** **** *** ****** of a) ********** ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* *******, or b) ****, or c) *** ******* (**).  In the event the **** is replaced, the Parties will discuss in good faith a replacement measure.

f)

The ******* ********** ***, as set forth in Schedule F, Section ***** entitled “******* ********** ***” shall not be adjusted under this Section 5.4 until **** *** ****.  Thereafter, the ******* ********** Fee shall be subject to Annual Adjustment to Fees effective **** ** ****, and for each applicable Contract Year thereafter through the Term of the Agreement, including any extensions thereof.

g)

The ******** ******* ****** **** *** *** *** ***** ********* *********** *** *****, as set forth in Schedule F, Section *** entitled “******** ******* ****** **** *** *** *** ***** ********* *********** *** *****”. There is no Annual Adjustment to Fees for this item during the Term of the Agreement.

5.	Amendment to Article 6 (Termination)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(a)	The Agreement is amended by deleting subsections 3 and 4 of Section 6.2 C. in their entirety and replacing them with the following:

3.

*** ************** ** ********* *********** ******* ** ********* *********** ****** ***** *** ********* ** * ****** ** *** *********** ** ******** *** ******** ******** ******** **** **** ************** *** **** ********* ********** ** ******** *** ****; ****

4.	*** ****** ** ********* *********** ***** ** *** ***** ** ******** *** ** ********’* ******* ***********; ****

5.	*** ****** ** ********* *********** ***** ** *** ***** ** ******** *** ** *** *********** ** *** *** ******** *******.

(b)	The Agreement is amended by deleting subsection 3 and 4 of Section 6.2 D. in their entirety and replacing them with the following:

3.  *** *** ****** ********* ***** ** **** ** ******** *** ***** *** ***** ************ ****** ***** ** ********* ** *** ******* (*********) ********* *********** *** * ********** ***** ** *** ******* **** ******* ******** (*********) ********* ***********.

4.  *** *** ****** ********* ******* ** **** *** ****** **** *** **** *** ***** ************ ****** ***** ** ** ****** ***** ** *** *** ***** ******* **** ******* ******** (*********) ********* *********** *** ***** **** *** **** ******* *** ********* ** *** ***** *** ***** ************ ****** ***** ** ** ****** ***** ** *** ** *** ********* ********* ***********.

(c)	The Agreement is amended by deleting Monthly Subscriber Commitment Shortfalls and its example under Section 6.2 D. in its entirety and replacing it with the following:

******* ********** ********** ***********   ** *** ***** ** ***** *** ****** ******* ********* *********** *** **** **** *** ******* ********** ********** (“******* ********** ********** *********”), ******** ****** ** *** *** ********** ******* **** ** *** ***** ** *** *********** *** ***** ******** ** ******* **** (*) ** *** ********* ********** ** *** ******* ********** ********** **********  ****** *** ****** ********* *********** ****** *** ******* ********** *********** ***** ***** *** ** * ******* ********** ********** ********* *** **** ******  *** ************* ** *** ********** *** **** *** ********** ****** ********* ** *** ***** ** ******** *** ******* **** *** *** ********** ****** **** ** ***** **** *** ******* ** ********’* ****** ********* *********** ** *** ******* ********** *********** ***** ******** *** ****** ** ************ ** **** ********** ********* *********** ** *** ***** ** *** **** ********* ** ********** ****** (********* ************ ******) ****** “**”.

** *** ** ******* ***** ** ** ***** ** ** *** **** *** ***** ****** ** ****** ******* ********* *********** ** ********** *** *** ******* ********** ********** ** *********** ***** ***** ** * ******* ********** ********** ********* ** ********* ********* *********** *** **** ******  ** * ******* ** ******** ** *** *** **** ******* ** ******** *** *** ********** ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

********* *********** ***** *** ***** ** **** ********** ******** ***** **** ** *********** *** *** ******* ** *** ******* ********** ********** ********* ** ********* ********* *********** ********** ** *** ********** ******* **** ** $****** (** ******** ** *** *********** *** ***** ** **** (*)), ** $********** *** **** *****.

6.	Amendment to Article 8

The Agreement is amended by deleting Section 8.1 in its entirety and replacing it with the following:

8.1

Limited Warranty.  CSG warrants that the Products will (i) conform to CSG’s published specifications in effect on the date of delivery, and (ii) perform in a certified Designated Environment substantially as described in the accompanying Documentation for a period of ****** (**) **** after the date of delivery.  CSG warrants that, for a period of one year from the date the applicable Technical Services are performed, such Technical Services were performed in a professional and workmanlike manner.  CSG provides any Third Party Software that is not Embedded Third Party Software AS IS.  Other than as expressly set forth in this Section 8.1, Customer acknowledges that the Products and any such Third Party Software may not satisfy all of Customer’s requirements and the use of the Products and such Third Party Software may not be uninterrupted or error-free.  CSG further warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercially reasonable efforts to prevent insertion, into the Products, Services or Recurring Services, and the medium in which the Products, Services or Recurring Services, and other materials are provided to Customer by CSG, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses (i) that are designed to cause the Products, Services or Recurring Services or any of Customer’s software or hardware systems to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable or allow unauthorized access to any of Customer’s software or hardware systems, or to any Confidential Information (as defined below) of Customer  or Customer Data. With respect to Customer’s access to Products, Services, or Recurring Services or to any CSG hardware or software, Customer  warrants that it will use all commercially reasonable efforts to prevent insertion of any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses (i) that are designed to cause the Products, Services or Recurring Services or any of CSG’s software or hardware systems to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable or allow unauthorized access to any of CSG’s software or hardware systems or to any Confidential Information (as defined below) or Customer Data.

7.	Amendment to Article 9 (Limitation of Remedies and Damages)

The Agreement is amended by deleting Sections 9.2 and 9.3. in their entirety and replacing them with the following:

9.2 No Consequential Damages/Limitation of Liability.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXCEPT FOR *************** *********** *** ***** ** ******* * OR * ****** ** ****** ***** ** ******* ** (***************), UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR RELATED PERSONS, LICENSORS OR VENDORS BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE.

EXCEPT FOR **** ******* ** *** *** ****** ******* ** *********** ******* ** ******** *** (*********** ********** *** ******** ****), *** ******* *** (************ *********), ******* ** (***************) OR **** (**************/********), IN NO EVENT WILL THE LIABILITY WHICH CSG, CUSTOMER, THEIR LICENSORS OR THEIR VENDORS INCUR UNDER THIS AGREEMENT EXCEED ****** ******* *** **/*** ******* ($*************) *** **** ******** **** (“DIRECT DAMAGES CAP”).  ANY AND ALL CLAIMS (OR SERIES OF RELATED CLAIMS) ARISING DURING A PARTICULAR CONTRACT YEAR OF THE TERM SHALL BE SUBJECT TO THE APPLICABLE LIABILITY LIMITATION FOR SUCH CONTRACT YEAR AS DESCRIBED HEREIN.  THE PARTIES AGREE THE DIRECT DAMAGES CAP SHALL BE ********* ** *********** ******* *** **/*** ******* ($*************) UPON CSG PROCESSING ******** ******* ********* ***********, THE DIRECT DAMAGES CAP SHALL BE ********* ** *********** ******* *** **/*** ******* ($*************) UPON CSG PROCESSING *********** ******* ********* *********** AND THE DIRECT DAMAGES CAP SHALL BE ********* ** ***** ******* *** **/*** ******* ($*************) UPON CSG PROCESSING ****** ******* ** **** ********* ***********.  IN ADDITION, THE PARTIES AGREE THAT SHOULD CUSTOMER DE-CONVERT CONNECTED SUBSCRIBERS THE DIRECT DAMAGES CAP SHALL BE REDUCED TO THE SAME LEVELS PROVIDED IN THE PRECEDING SENTENCE, BUT IN NO EVENT SHALL THE DIRECT DAMAGES CAP BE LESS THAN ****** ******* *** **/*** ******* ($*************). THE APPLICABLE DIRECT DAMAGES CAP SHALL BE DETERMINED AS OF THE DATE OF THE EVENT GIVING RISE TO THE CLAIM. IN THE EVENT THAT THERE ARE MULTIPLE CLAIMS IN A CONTRACT YEAR, AND SUCH CLAIMS OCCUR UNDER DIFFERENT DIRECT DAMAGES CAP AMOUNTS, IN NO EVENT SHALL THE DIRECT DAMAGES CAP ACROSS SUCH MULTIPLE CLAIMS BE CUMULATIVE.

THE AFOREMENTIONED EXCLUSIONS AND LIMITATIONS OF DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF THE LIABLE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.3Pay-Per-View Liability.

(a) Notwithstanding anything to the contrary herein, ***’* ***** ********* **** ******* ** **** ************ *********** *** *** *** *** ******* ******** ****** ** ******** ******** ** ******** ******* ******** ** ********** *** ** ***’* ********** ** ************ *********** ** ********** **** ************ ******  (“*** ******”) ***** ** ******* ** *** ****** ******* ******** ******** ** ******** *** ****** ** ***’* ********** ** *** ******** ** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

************ ***** ********* ***** ** ******* ** *** *********** *** ***** ** ******* *** *****.

(b)

Notwithstanding anything to the contrary herein, ***** *** ** ********** *** ******** **** ******* (*****) ** **** ************ ** ********** **** * ************ ***** ***** **** * *** ***** (“*** *****”), ***’* ***** ********* *** *** ******* ******** ****** ** ******** ******** ** ******** ******* ******** ** ********** *** ** ***’* ********** ** ************ *********** ***** ** ******* ** *** ****** ******* ******** ******** ** ******** *** ****** ** ***’* ********** ** *** ******** ** **** ************ ***** ********* ***** ** ** ***** ****** *** ******* ******** ******* ($**********) *** *** ***** (“*** ***** ***”).  ******** ******* ****** **** ***’* ********* ** ********** **** *** ********** ** *** *** **** *********** *** *** ****** ****** *** ******** **** ***** *** ****** **** ******* ******** ******* ($**********) (“******** **** *** ***”).  ** *** ***** *** ** ********** **** **** *** ******** **** ******* (*****) ************ ** ********** **** * *** ****** **** ***’* ********* ***** ** ******* ** *** *********** *** ***** ** ******* *** ******  *** ******** ** **** ******* **** “*** ******” ***** *** ******* *************** ******* *** ******* ***** *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** *** ******* ***** ******** ******* ($**********) *** *** ******* *********** ******** ******* ($**********) **** *** ********** ******** ******* ********* ************ *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** ***** ******* ***** ******** ******* ($**********) *** ***** ******* ************ ******** ******* ($**********) **** *** ********** *********** ******* ********* *********** *** *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** **** ******* ******** ******* ($**********) *** *** ******* ******* ($************) **** *** ********** ****** ******* ********* ************  ** ********* *** ******* ***** **** ****** ******** ********** ********* ************ *** *** ***** *** *** ******** **** *** *** ***** ** ******* ** *** **** ****** ******** ** *** ********* ********* *** ** ** ***** ***** *** *** ***** *** ** **** **** *** ******* ******** ******* ($**********) ** *** ******** **** *** *** ** **** **** **** ******* ******** ******* ($**********).  *** **** ********** ** *** ***** ***** **** ***** **** ******* ***(*) ***** ** ********** ** ** *** **** ** *** ***** ****** **** ** *** ******  ** *** ***** **** ***** *** ******** ****** ***** **** ******* ***(*) ** * ******** ***** *** **** ****** ***** ***** ********* ******** **** *** *** ******** ** ** ***** ***** *** ******** **** *** *** ****** **** ****** ** ***********

(c)

CSG further agrees that, ** *** ****** ** ********* *********** **** *** **** ***** ***** ******* (*********) ****** *** ****** ****** ********* *** ***** ****** **** ** * ***** ***** **** ******* **** ***’* ********* ***** ************ ***(*) ***** ** *** ******* ***** ******** ******* ($**********) *** *** ***** (“*** *** ***** ***”) *** ***’* ********* ********* ***** ** ***** ******* ***** ******** ******* ($**********) *** *** ****** ****** *** ******** **** (“*** ******** **** *** ***”). *** ******* ***** *** *** *** ***** *** *** *** ******** **** *** *** ***** ** ********* ************ ** ***** ******* ****** ******** **** ******* ******* ($**********) *** **** ******* ************ ******** **** ******* ******* ($**********) **** *** ********** ******** ******* ********* ************ *** *** *** ***** *** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ******** **** *** *** ***** ** ********* ************ ** **** ******* ************ ******** **** ******* ******* ($**********) *** *** ******* ***** ******* ****** ******** **** ******* ******* ($************) **** *** ********** *********** ******* ********* *********** *** *** *** *** ***** *** *** *** ******** **** *** *** ***** ** ********* ************ ** **** ******* ******** ******* ($**********) *** *** ******* **** ******* ******** ($************) **** *** ********** ****** ******* ********* ************  ** ********* *** ******* ***** **** ****** ******** ********** ********* ************ *** *** *** ***** *** *** *** ******** **** *** *** ***** ** ******* ** *** **** ****** ******** ** *** ********* ********* *** ** ** ***** ***** *** *** *** ***** *** ** **** **** *** ******* ***** ******** ******* ($**********) ** *** *** ******** **** *** *** ** **** **** ***** ******* ***** ******** ******* ($**********). *** **** ********** ** *** ***** ***** **** ***** **** ******* ***(*) ***** ** ********** ** ** *** **** ** *** ***** ****** **** ** *** ******  ** *** ***** **** ***** *** ******** ****** ***** **** ******* ***(*) ** * ******** ***** *** **** ****** ***** ***** ********* *** ******** **** *** *** ******** ** ** ***** ***** *** *** ******** **** *** *** ****** **** ****** ** **********.

(d)

*** ****** **** ** *** ** ******** ** ********** **** ***’* ********** ** ************ *********** ** ********** **** **** ******* *** ***** ** ** *** **** ** * ****** ******* ** *** ** ********’* ******* ******* **** ****  ******** **** ****** *** ** ******* ****** ***** (**) **** ** *** ********* ** *** *****(*) ****** **** ** * ***** ***** **** ******* ****  ** ****** ****** ** *** ******** ** *** ****** **** ***** (**) *** ******* **** ******** ****** **** *** ***** **** ** ********* ********** *** ******* ******* **** ***’* **** ** ********* ********** **** ************ ********** ****** *** ****** ** ******** ** ******** ** ********* **** *****************  *** ****** ***** ********* ** ******** ***** ******* *** ******* ********* *** *** ** ***** * ********* *****  **** ******* ***** ** *** ***** ************ ********** **** ******* ** ******* *** ******** ** ********* *********** ******* **** ** *********** ** ******** **** ***** **** **** ** *** ********* **********  ******** ************ **** *** ******* ******* ** ******** ***** **** ******* ***(*) *** ******* ** ***’* ***** ** ******* ** ******* ***.

8.	Amendment to Article 10 (Confidential Information)

The Agreement is amended by deleting Article 10 in its entirety and replacing it with the following:

ARTICLE 10

CONFIDENTIAL INFORMATION

10.1

No Disclosure.   Each Party agrees that during and after the term of this Agreement, neither the receiving Party nor any person, firm, corporation or other entity affiliated with, owned in whole or in part by, employed by or otherwise connected with the receiving Party, shall directly or indirectly, without the express written consent of the disclosing Party, divulge, use, sell, exchange, furnish, give away, or transfer in any way any Confidential Information (as hereinafter defined) of the disclosing Party, unless otherwise expressly provided for in this Article 10.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.2

Purpose of Access. Each Party acknowledges that any Confidential Information that has been disclosed to it by the disclosing Party, or that the receiving Party has come into possession of, has been disclosed solely for the purpose of enabling the receiving Party to perform its obligations hereunder.  Each Party agrees that all Confidential Information, whether provided by the disclosing Party prior to or after the commencement date hereof or that the receiving Party otherwise comes into possession of, is the exclusive property of the disclosing Party and, in addition, CSG further agrees that all of Customer’s subscribers are and shall remain customers of Customer, until or unless Customer de-converts such subscribers to another provider for whom CSG provides billing services.

Customer shall indemnify, defend and hold harmless CSG, its Affiliates, successors and assigns from any and all third-party claims, demands, liabilities, costs or expenses, including reasonable attorneys’ fees, resulting from Customer’s access to or use of Former Subscribers’ Customer Data retained by CSG during the Customer-specified data retention period.

10.3

Compelled Disclosure. If either Party is served with any form of process purporting to require the disclosing Party to disclose any Confidential Information to any third party, the receiving Party shall immediately notify the disclosing Party who shall, in addition to the receiving Party’s similar efforts, if any, have the right to seek to quash such process.  The receiving Party shall cooperate with the disclosing party in a commercially reasonable manner to quash such process or otherwise to limit the scope of any required disclosure.

10.4

Confidential Information Defined.  The term “Confidential Information” shall include, without limitation, information provided to a receiving Party by a disclosing Party that the disclosing Party designates as confidential; information provided to CSG by Customer that Customer designates as confidential; this Agreement (and all amendments thereto) and all of its terms and conditions; all manuals and training materials provided to CSG by Customer or provided to Customer by CSG; the names, addresses, e-mail addresses, telephone numbers, government issued identifiers, and financial and payment and related identifiers of all past, present, and subsequently acquired Connected Subscribers to any product or service offered by or in conjunction with Customer, as well as all other personally identifiable information relating to such Connected Subscribers and Former Subscribers as further defined by applicable local, state or federal regulations or law and applicable generally accepted industry standards (collectively “PII”), subject to section 10.2 above and section 10.5 below; any other information relating to any Connected Subscribers, Former Subscribers, and Customer or CSG employees, including all lists or other records containing any such information, even if such information is aggregated; and all financial, technical, business, and credit information relating to Customer, including without limitation, all market analyses and market expansion plans, all revenue and profit analyses and projections and all commission structures and statements; all technical information provided by Customer, including, without limitation, all implemented or planned product and service improvements or changes, and all information about Customer’s network configuration, plant or any equipment attached thereto; and all other information relating to the operations of Customer which was disclosed or provided to CSG or became known to CSG through its relationship with Customer; all other information not generally known to the public relating to Customer; each Party’s trade secrets, know-how, design, inventions, plan or process; information relating to its business operations, services, Products, research, and development; each

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Party’s vendors’ or licensors’ information and products; and all other information that the receiving Party should reasonably know from the markings or the circumstances of disclosure to contain confidential information.  The obligations of confidentiality and restriction on use in this Article 10 shall not apply to any Confidential Information that:

(a)	was lawfully in the public domain prior to the date of this Agreement or subsequently lawfully came into the public domain through no fault of the receiving Party;

(b)

is rightfully obtained by the receiving Party from a third Party authorized to make such disclosure without restriction or being in breach of any confidentiality duty owed to the disclosing Party or an affiliate of the disclosing Party;

(c)

is required to be disclosed in a judicial or administrative proceeding, but only for purposes of such required disclosure, and only after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the disclosing Party as much advance notice of the possibility of such disclosure as is practical so that the disclosing Party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(d)	is independently developed by or for the receiving Party without reference to, access to, or use of the Confidential Information disclosed to it under this Agreement.

10.5

Subscriber Information.  CSG hereby acknowledges that Customer has a responsibility under the law to keep PII private and confidential.  CSG also acknowledges that the PII to which it will have access pursuant to this Agreement (if any) constitutes Customer Confidential Information and that CSG in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such PII.  CSG acknowledges and understands that PII is subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 USC Sec. 551) (“Section 631”), as well as other applicable local, state and federal regulations and laws and applicable information industry standards, provided however to the extent that Customer informs CSG of a local law expanding the foregoing definition of PII, CSG shall only be required to use commercially reasonable efforts to comply with such expanded local requirements.  CSG agrees that it shall use all such information in confidence, and in connection with its receipt and use of such information, it shall perform its obligations under this Agreement in strict compliance with applicable requirements of Section 631 (e.g., excluding (i) requirements to provide a subscriber with access to his/her PII, (ii) requirements to draft privacy notices to subscribers regarding the cable operators collection, use and disclosure of subscriber PII, and (iii) requirements that apply to actions or obligations that CSG does not undertake under this Agreement) and all other applicable laws, rules and regulations governing the use, collection, disclosure, storage and disposal of such information.    CSG further agrees to restrict disclosure of such PII to those currently existing CSG sub-contractors with a need to know and who are bound by confidentiality restrictions that are materially similar to those herein and shall not further disclose such information to any third Party except at the direction of or with the prior written consent of Customer.  As of the Effective Date, CSG shall cause all CSG employees and newly hired sub-contractors to be bound by confidentiality provisions at least as restrictive in all material respects as those contained

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

herein.  In addition, CSG shall cause all renewals of any agreements that CSG has in place with its subcontractors to include confidentiality provisions at least as restrictive in all material respects as those contained herein.   CSG shall be liable for any breach by CSG of the confidentiality provisions contained in this Article 10, regardless of whether such breach was caused by CSG and its employees or any CSG vendor or subcontractor.  In addition, should a security audit conducted by Customer pursuant to Schedule N reveal that any CSG subcontractor is out of compliance with the confidentiality provisions contained in this Article 10, then Customer shall have the right to cause CSG to cease using such contractor on any matters in which such subcontractor may come into contact with any PII.  Customer agrees that at all times during the term of this Agreement, in connection with its performance under this Agreement, it will comply with its obligations under all applicable privacy and other applicable laws in relation to Subscriber Information, and where required by law, Customer will either obtain the appropriate consents or provide the necessary disclosures, as applicable, from its subscribers prior to such collection, use and disclosure to CSG.

10.6

Usage and Employee Data.  Confidential Information shall include any and all data relating to account activity and Subscriber usage of products and services or other information collected from or about or otherwise regarding Connected Subscribers (“Usage Data”) or a Party’s employees (“Employee Data”), in each case whether in individual or aggregate form.  Such Employee Data or Usage Data is and shall remain the property of the disclosing Party.  To the extent that  a receiving Party has access to or collects such Usage Data or Employee Data, it does so solely on behalf of  the disclosing Party  pursuant to the receiving Party’s  obligations hereunder and shall maintain the confidentiality of such data as required in this Article 10 and shall treat it in accordance with applicable law.  A Party shall not use Usage Data or Employee Data for any purpose other than to perform its obligations under this Agreement and shall not disclose such data, whether in aggregate or individual form, to any third party. A Party shall not collect or maintain such Usage Data or Employee Data except to the extent necessary to perform its obligations under this Agreement.

10.7	Security.

(a)

CSG shall employ commercially reasonable controls for and shall limit access to, and shall render unreadable prior to discarding, all records containing Customer Data.  All Employee Data, PII and Usage Data that is collected, stored or otherwise maintained by  a receiving Party  pursuant to this Agreement shall be maintained in a secure environment that meets or exceeds prevailing industry standards, taking into consideration the type of data and the services provided hereunder, and that is subject to an information security program that contains administrative, technical and physical safeguards reasonably designed to prevent unauthorized access to and disclosure and use of Confidential Information and Customer Data and reasonably designed to protect the security and confidentiality of  Confidential Information.  Any PII, Employee Data or Usage Data that is collected or obtained by a receiving Party must be stored and transmitted in encrypted or otherwise secure form.  In the course of providing services under this Agreement, CSG may obtain access to or otherwise store, process or transmit payment card information of Connected Subscribers and Former Subscribers.  In connection therewith, and in addition to its obligations under subsections (a) and (b) hereof, CSG shall comply with PCI DSS rules and standards applicable to a Level 1 Service Provider  in connection with CSG’s

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

networks, facilities, employees and operations.  CSG will provide to Customer, as requested, evidence of its compliance as a Level 1 Service Provider with the PCI DSS requirements and its registration as a Service Provider with the Card Networks.    In addition to the foregoing, in connection with the performance of its obligations, CSG shall comply with Schedule N and the Exhibits attached thereto, to the extent applicable to CSG under the circumstances.

(b)

In the event of  an actual breach of security, or if a receiving Party suspects based on reasonable evidence available to it that a breach of security of any system, website, database, equipment or storage medium or facility in the control of that party or its subcontractor or vendor may have occurred and has resulted or may result in an unauthorized use, access, disclosure, acquisition or loss of PII or Customer Data in the possession or control of CSG or its vendor or subcontractor, (i) the Party with such knowledge shall notify the other Party promptly after discovery or notification, in the most expedient way possible and without unreasonable delay, consistent with applicable law enforcement requirements or any measures necessary to determine the scope of the breach and restore as soon as reasonably possible the integrity of the system, (ii) CSG shall take all such action as may be required under law, by the Card Networks or under rules applicable to CSG or as required under this Agreement, and in any event shall use its best efforts to secure its system as soon as reasonably possible; and (iii) CSG shall cooperate with Customer, the Card Networks, and law enforcement authorities, as appropriate, and keep Customer informed as to its investigation and remediation efforts.   In the event Customer obtains any data of employees or other customers of CSG, Customer shall be subject to the terms of this Section, as applicable, with regard thereto.

(c)

In the event that there is a breach or reasonably suspected breach of security as described in 10.7(b) of the Agreement, or Customer has a good faith belief that CSG’s conduct in the performance of the Services may be in violation of applicable law and could give rise to liability for Customer , Customer or its designee will have the right, upon reasonable written notice and subject to CSG’s reasonable security procedures and the confidentiality requirements of the Agreement, to conduct a review of the books, records, operations and facilities of CSG or its third party subcontractors or vendors to determine or verify CSG’S compliance with its security and confidentiality obligations under this Agreement and compliance with applicable law to the extent non-compliance could give rise to liability for Customer.  Such audit shall include inspection of the books and records and all other documents, materials and equipment and facilities in the possession or control of CSG and its subcontractors and vendors that relate directly to CSG’s compliance with the security and confidentiality requirements herein and compliance with applicable law to the extent non-compliance could give rise to liability for Customer, but shall not include details of CSG’s security infrastructure except as may be required by a card network, which will be provided to the card network as requested.  Customer shall have free and full access thereto for such purposes that are within the scope of the audit

(d)

In the event of any breach as described in section 10.7(b), if Customer is required by a Card Network or its card processor to have a third party forensics expert conduct an examination of CSG’s security related to Card transactions, upon

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

reasonable notice and subject to CSG’s reasonable security procedures, CSG shall permit any person acceptable to that Card Network or card processor and CSG to examine and audit the records, operations and systems directly relevant to such inquiry.  The scope and standards of such examination will be determined by the Card Network requesting it, and CSG agrees to cooperate with such Card Network and forensic examiner.  After receiving the results of the examination, which may include identified audit deficiencies, CSG further agrees to work with Customer and the Card Networks in good faith to (i) promptly take such corrective action to sufficiently remediate any  audit deficiency in order to be in compliance with the PCI DSS standards, or (ii) to the extent permitted under PCI DSS standards, employ sufficient compensating or mitigating controls to remedy any identified breaches of the Agreement or deficiencies that could reasonably be expected to lead to a breach of security of card data.

(e)	CSG shall be responsible for all data security and compliance with law with regard to that portion of the Kiosks within CSG’s Point of Demarcation (as defined in Schedule L).

10.8

Remote Access.  To the extent that CSG is authorized by Customer to gain remote access to Customer’s networks or equipment for purposes of performing its obligations hereunder, CSG shall ensure that (a) such access is restricted to authorized employees, subcontractors and vendors; (b) it provides Customer with a list of all such authorized employees, subcontractors and vendors at Customer’s request; (c) such remote access is used solely for purposes of fulfilling CSG’s obligations under this Agreement; (d) such remote access is obtained through a secure connection; (e) CSG uses such remote access capability only to access equipment or software that is directly involved in CSG’s performance of its obligations hereunder and does not access any other Customer or third party systems, databases, equipment or software; and (f) CSG complies with the provisions of Schedule N as applicable to this subsection.  Upon Customer’s request, CSG will provide updates on the results of periodic security audits of its access system and methods and will change authentication elements periodically to maintain the integrity and security of CSG’s access as long as such access and change does not cause a disruption to CSG’s business.

To the extent that Customer is authorized pursuant to this Agreement to gain remote access to CSG’s networks, systems, facilities or equipment,  Customer shall ensure that such access is restricted to authorized employees, subcontractors and vendors whose access is required for purposes of this Agreement.  Customer agrees further that any remote access to CSG networks, systems, facilities or equipment will comply with CSG’s reasonable security practices and controls that CSG will provide to Customer and as may be amended by CSG from time to time, upon reasonable notice to Customer.

10.9

Publicity. Except for disclosures required by law or outlined herein, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party, said approval shall not be unreasonably withheld or delayed.  Regardless of anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters, in

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG’s disclosure documents submitted to the SEC and posted on EDGAR, and on the websites of CSG or its parent company.  The Parties agree that CSG shall provide Customer the redacted version of this Agreement and related documents (which shall not include letters seeking confidential request or a filing on form K or a filing on form Q, as applicable) to be filed with the Securities Exchange Commission and filed on EDGAR and allow Customer no less than *********** (**) ***** review prior to CSG’s filing.

10.10

Destruction/Return of Information. Upon the expiration or termination of this Agreement and, except as permitted in Section 1.7, upon payment of Undisputed Fees or charges, or during the Term of the Agreement, upon the disclosing Party’s request, the receiving Party shall return all (or such portion of) Confidential Information to the disclosing Party or at the disclosing Party’s option, destroy or return all (or such portion of) Confidential Information upon such timetable as may be mutually negotiated in good faith by the Parties, but in any case no more than ****** (**) **** of the date of implementation of such return or destruction activities.  Upon completion of such activities, the receiving Party shall provide, a written certification signed by an officer of the receiving Party, certifying that all Confidential Information in all formats, including without limitation, paper, electronic and disk form, and all backup copies thereof,  have been returned or destroyed, as the case may be.  The requirements of this Section 10.10 shall not be applicable to the extent necessary to be retained by a Party in the performance of its obligations expressly provided for herein, provided, that such information shall be returned or destroyed in compliance with this section upon completion of any such additional performance.

10.11  Indemnity Injunctive Relief.  Each Party will indemnify, defend and hold harmless the other Party and its respective Affiliates, and respective directors, officers, employees and representatives from and against all claims, damages, losses , liabilities, costs, expenses and reasonable attorneys’ fees arising out of such Party’s breach of any portion of this Section 10.  Each Party understands and agrees that the other Party will suffer irreparable harm in the event that the receiving Party of Confidential Information breaches any of its obligations under this Section 10 and that monetary damages will be inadequate to compensate the non-breaching Party.  In the event of a breach or threatened breach of any of the provisions of this Section 10, the non-breaching Party, in addition to and not in limitation of any other rights, remedies or damages available to it at law or in equity, shall be entitled to seek a temporary restraining order, preliminary injunction and/or permanent injunction in order to prevent or to restrain any such breach by the other Party.

10.12  Compliance with Law.  In addition to any obligations of the parties in Section 12.16 of the Agreement:  (i) CSG agrees that in connection with CSG’s provision of the Products and Services and performance of its obligations under this Agreement, it will not violate any applicable privacy, data security or consumer protection laws and regulations; and (ii) Customer agrees that in connection with Customer’s use of the Products and Services and performance of its obligations under this Agreement, it will not violate any applicable privacy, data security or consumer protection law and regulations.

9.	Amendment to Article 11 (Equitable Relief and Meetings)

The Agreement is amended by deleting subsection 11.1 “Governance and Steering Committee” in its entirety and replacing it with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

11.1  Intentionally Left Blank.

10.	Amendment to Article 12 (General Terms and Conditions)

(a)	The Agreement is amended by deleting Section 12.3(b) in its entirety and replacing it with the following:

(b)

*** ******** ** **** *********, (*) *** “************** ***” ***** ******* ** *** *** ** *** ********** ************** *** *** *** ***** *** **** ************** *** *** **** ******** **** ********* ** *** **** (** ******* **** *******), ** **** **** ** ******* *****.

o

“********** ************** ***” ***** ** *** ******* ** *** ************** ******* ********** ** *** *********** **** ********** ** *** ****** ** ****** ********* ** *** ************ **** ** ** *** ********* **** ** ***********.

▪	*** “************** ******” = ********** ***** ***** ************* (** ******* ** ******* ***(*)) ***** *** *** ** *** *********:
•

*** ***** ****** ** ********* *********** ********* ****** *** ****** ***** ** *** ****** ** *********** *** ** ******* ********* (** ********** ** ******* *** ******* ********* ********** **********) ** ******** ***********; ****

•

*** ***** ****** ** ********* *********** ********* ****** *** ****** ***** ** *** ****** ** *********** *** ** ** *** ************* ******** **** **** **** *** ************* ** *** ******* ** ********* *********** ****** ***** *** ********* ** * ****** ** *** *********** ** ******** *** *********.

▪	*** “*********** ***” ***** ** *** ********** ******* **** ** ** *** **** ** ****** ** *********** ** *** ***** ** *** ***** ***** ******** “*********** *** *****”.

*********** *** *****:

*********** ** ****/**** ** *******	***** *** (*) ******* ***** ****** (**)	***** ******** (**) ******* ***** *********** (**)	***** *********** (**) ******* ***** ********** (**)	***** ************ (**) ******* ***** *********** (**)	***** ********** (**) ******* ***** ********* (**)
********** *** ***** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ** ****/**** ** *******	***** *** (*) ******* ***** ****** (**)	***** ******** (**) ******* ***** *********** (**)	***** *********** (**) ******* ***** ********** (**)	***** ************ (**) ******* ***** *********** (**)	***** ********** (**) ******* ***** ********* (**)
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ************ ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********** ** ********** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********* ** ********* ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********* ** ********* ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********* ** ********* ********* *********** (*** ********* *********r)	$******	$******	$******	$******	$******
********* ** ********* ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********* ** ********* ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******
********* *** ***** ********* *********** (*** ********* **********)	$******	$******	$******	$******	$******

*** “***** *** **** ************** ***” ***** ** ********** ** (*) *** ************** ******* ********** ** ************ ******* (***), ********** ** $****** (***** ****** ***** ** ******* ** ******* **** ********** ** ****),

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** **** ********** ** *** ****** ** ****** ********* ** *** ************ **** ** ** *** ********* **** ** ************ **** (**) *** **** ** ******** ****** ********* (** ********’* ********* *** ****** ******** ****** ********* *** ** ********* ** *** ** ******* ** ********* ******** ***** ******* ** ********).

(b)	The Agreement is amended by deleting the example contained in the second paragraph of Section 12.3 (c) in its entirety and replacing it with the following:

** *** ** ******* ***** ****** *** *********: (*) ******** *** ********** ********* *********** ** *** **** ** ********’* *********** ************ ** *** *** ******** ********** **** ********* ** ********** ** ********** (*) *****; (**) *** ************** ****** ** ********** ** **** ********** *** *** ******* ***** ** *** ***** ***** *** *********** *********** *** ********* ************; *** (***) *** ********* **** ** *********** ** ** ** **** ***** *** ************** *** ****** ***** *** *********** *** ****** ** $*************** ********** ** ******* (***** *** *** ** **** ******):

******	****** ** ****** ********* ** *** ******* ** *** **** ******* ** *** ********** ************** ****	************** ******	*********** *** (*** *** *********** *** *****)	******* ** *** *******
**** **** ******* ******** ****	*	**********	$******	$*************
***** **** ******* ******** ****	**	**********	$******	$*************
******* **** ******* **** ****	*	*********	$******	$*************
********** ************** ***				$**************

* ***** **** *** ***** *** ********** ************** *** ***** ** ****** ** **********.

******	****** ** ****** ********* ** *** ******* ** *** **** ******* ** *** ***** *** **** ************** ***	************** ****** ********** ** ***	***** *** **** *** *	********
**** **** ******* ******** ****	*	**********	$******	$************
***** **** ******* ******** ****	**	*********	$******	$************
******* **** ******* **** ****	*	*********	$******	$************
***** *** **** ************** ***				$***************

***** *** ************ ******** **** *** ** ***** **** *** **** ** ***** ******** ***** ******* ***** ** **** *** *****  ****** **** **** ** ***** ** *** ************ **** ** ****** ** *** **** ** *** ***********.

***** ************** *** ***** **** *******:

•********** ************** ***$**************

•***** * **** ************** ***   $***************

***** ************** ***$**************

******:    *** ******* ***** **** ** *** ***** *** ** ****** ** ****** ******** ****** ********** *** *** ******* *** ***** *** **** ******** ****** ********* ** ******** ** *** ***** ************** ***.

(c)	The Agreement is amended by adding the following subsection (f) to Section 12.3 Discontinuance:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(f) The Parties acknowledge and agree that the **** **** **** ********* ********* provided in Schedule F is a ******** ********* **** *** ***** **** ***** *** ******* **** ******* **** **** **********

(d)	The Agreement is amended by deleting Section 12.16 in its entirety and replacing it with the following:

12.16

Compliance with Law; No Assumption of Obligations.  In connection with its performance under this Agreement, each Party, and all of its Products, Services and Deliverables, shall comply with, and each Party agrees that its performance under all Schedules and Exhibits hereto is subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement.  Unless agreed otherwise in this Agreement or a Schedule, nothing in this Agreement shall be construed as requiring a Party to assume any of the other Party’s obligations, responsibilities or liabilities under applicable law, regulations and rules, and neither Party shall be obligated to validate or perform any investigation into the other Party’s compliance with laws.  Each Party will indemnify, defend and hold harmless the other Party, its Affiliates, successors and assigns from any and all third-party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees (“Liabilities”) resulting from a violation by the indemnifying Party of this Section 12.16 of this Agreement.  The foregoing shall be subject to and limited by the terms of Section 9.2 No Consequential Damages/Limitation of Liability.

11.	Amendment to Schedule A (Definitions)

(a)	The Agreement is amended by adding the following defined terms to Schedule A:

“Amendment Effective Date” shall mean July 1, 2014, which applies to the Ninth Amendment entered into by the Parties under CSG document #2504963.

“Card Network” shall mean **** **** ***** ********** ************** ******** ******* and ******** ****.

(b)	The Agreement is amended by deleting the definitions of “ACH Funds,” “Data,” and “Unclaimed Funds.”

(c)	The Agreement is amended by deleting the definition of “Customer Data,” and replacing it with the following:

“Customer Data” shall mean PII, as defined above, and any and all documents, data, files or other information provided to CSG by Customer, its subscribers, or to the extent that Customer Data is provided by other third parties on behalf of Customer, or its subscribers, or is developed or obtained by CSG in its performance under this Agreement and pertaining to subscribers, including and not limited to compilations, summaries or the derivative information processed, created or maintained by CSG relating thereto.  Without limiting the foregoing, Customer Data shall include *** ********** ****** **** (********* **** ******* ******** *** ******* ******), ***************** ******* (********** ******** ****** *** ****** (**) **** *********** ***** ** *** ******** ** **** *******), ***** ****** ***** *** *** ***** ******* **** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***** **** ** *** ** *** ******* or subcontractors on behalf of Customer.  Customer Data shall at all times remain the sole and exclusive property of Customer.  Customer Data shall include data maintained by CSG by virtue of this Agreement on current Subscribers and Former Subscribers (for periods when they were subscribers or customers).

(d)	The Agreement is amended by adding the definition of “Former Subscriber” as follows:

“Former Subscriber” shall mean a customer or subscriber that is no longer an active user of Customer’s services, whether or not the customer has been de-converted to another entity.

12.	Amendment to Schedule C and associated Exhibits (Recurring Services)

(a)	The Agreement is amended by deleting Exhibit C-3(f) (Stored Payment Instruments) in its entirety.

(b)	The Agreement is amended by deleting Section 5 (Non-Production ACP Services) of Exhibit C-1 (Advanced Convergent Platform (ACP)) in its entirety and replacing it with the following:

5.   Non-Production ACP Services.    All SysPrins will have data processing functionality equivalent to those SysPrins used to provide the production ACP Services described in section 1 of this Exhibit.  Each test SysPrin shall be limited to a maximum of *** ******** (*****) ********** ******** before per subscriber monthly service fees are assessed in accordance with Schedule F for subscriber counts in excess of *** ******** (*****).

(c)	The Agreement is amended by adding the following to Exhibit C-1:

No more than **** ** *** ****** ***** ******, Customer may request and CSG shall provide Customer with access to *** ********** *** ******* ************* ***** ******** ******** ** ***’* ******** ******** *********** ************* *** ************* ************.  As part of such a meeting, the Parties shall discuss communications and notice procedures in the event of a disaster.

(d)	The Agreement is amended by adding the following new Section 5 to Exhibit C-4 (CSG Care Express Service Bureau):

5. Run Book.  CSG and Customer agree to ******* ****** *** ** ********* ****** ** *********** *** **** (“*** ****”) which shall be mutually agreed upon by both Parties for Care Express as it relates to CSG’s Kiosk Product only on a ********* *****.   The *** **** shall be approved by the Parties within *** (*) ****** of the Amendment Effective Date.  In the event the *** **** has not been approved by the CIO of CSG and the CIO of Customer, the Parties shall escalate the matter as provided in the Agreement or the Migration SOW to executive management of the respective Parties for resolution.

(e)	The Agreement is amended by deleting Exhibit C-13 (Intelligent Business Reporting) in its entirety and replacing it with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-13

InfoCast Files

InfoCast Files are scheduled applications that create data extracts which are compressed, (if necessary) encrypted, and sent to an FTP directory maintained by CSG on behalf of Customer (“InfoCast Pick Up Site”).  CSG authors the logic to create the report files from Vantage data and enhances or modifies the logic in the event the Vantage data objects change.  InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals.  Customer accesses the InfoCast Pick Up Site to retrieve the extracted data.  CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or *********** (**) *****.  CSG also maintains a backup copy of each extracted dataset for *** ******* ****** (***) *****.  At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site.  See Schedule F in the Agreement for applicable service fee per restoration.

13.	Amendment to Schedule F (Fees)

The Agreement is amended by deleting Schedule F in its entirety and replacing it with the new Schedule F attached to this Amendment.  The fees provided in Schedule F shall be effective on the Amendment Effective Date.

14.	Amendment to Schedule H (Support Services for the Products)

The Agreement is amended by inserting the following as an additional provision at the end of Schedule H, Section I (Strategic Business Unit):

CSG and Customer agree to hold ******* ********* ****** ******** **** ********** ** ***’* ***** ********* ******* *** ***** ********** ******* *** ********** ** ****** ** ******** ** ********’* ***** ********* ******* ** ***** *********** *******.  In addition, CSG and Customer agree to **** ** * ******** ******* ***** **** *** *** ********’* ********** ***** ********* ******** ** **********.  The ******** may include, but not be limited to, such things as ******** ******* ** *** ********* **** ********* ****** *** *** ******* ********* ***’* *********** ************ *** ***’* ******* **** *** *** ******* ******** *********.

15.	Amendment to Schedule K (Guidelines for Passer and Transfer Program Requests)

The Agreement is amended by deleting the final paragraph of Schedule K in its entirety and replacing it with the following:

During the Term, *** ***** ******* ******** * ***** ** ***** ****** *** ******** ***** *** *** ** ****** *** ***** ******** ******* ******** ** ******** ** ******** * (“** *****”).  Such Services shall be documented in a mutually agreeable Statement of Work and will be provided to Customer ** ** ********** *******  ** *** ***** **** ******** **** *** ******* *** ***** ** ***** ** *** ******** ***** *** ********* ** ***** ***** ** **********  ** *** ***** **** ******** ******** **** **** ***** ***** ** *** ******** *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** **** *** *** ***** *** ***** ** ******** * *** **** ******** ** ****** ** *** ** *****.  CSG agrees ** ******** *** ****** ** ** ***** ** ***** ***** **** ******** ********* ********** ********* ************ ***** ** ***** **** ******** ********* ********** ********* *********** *** ***** ** ***** **** ******** ********* ********** ** **** ********* ************  *** ********** ** ***** ***** ** ******** ******** ** *** ** ********** **** *** ***** ** **** ******** *.  Further the Parties agree that any necessary Passers or Agent Transfers which are necessary to support the Migration SOW (********* ******* ** ******* ** *********** *****), as determined by CSG, shall be ** ** ********** ****** ** ******** *** ***** *** ********* ** ******** *** ** ****** ** *** ***** ** * ******* ******* *** ******* **** *** ********* ** ******* ** ***** ********* ** ******* *** ********* **** *** ******* ***** ****** *** ******* ********** ********** *** ***** ** *** ********* ****  *** ******** ** *********** *** ****** ** ** ***** ********** *** ***** *** *** ****** ** ********* *********** ** *** ***** ***** ** **** ******** ******* ** ********* *** ****** ** ** ***** ********* ********** **** ******** ******* ** **** ******** **** ** * ******** *****.

16.	Amendment to Schedule L (Performance Standards and Remedies)

The Agreement is amended by deleting Schedule L in its entirety and replacing it with the new Schedule L attached to this Amendment.

17.	Amendment to Schedule N and associated Exhibits (Partner Connection Requirements)

The Agreement is amended by deleting Schedule N, Section 1.2 in its entirety and replacing it with the following:

1.2

Audit and Inspection of Records.  CSG will engage an independent external auditor who is subject to CSG’s reasonable confidential and security procedures to conduct an audit in accordance with SSAE16, in conjunction with the Services provided to Customer under this Agreement.  On an ****** *****, CSG shall provide Customer with a copy of CSG’s most recent SSAE16, but shall not be required to include detail of CSG’s security infrastructure.

Prior to *** ****** ***** *** ********** ******** ** ********, CSG and Customer agree to utilize existing assessment reports and certifications (SSAE16 and PCI Certification), to validate CSG’s compliance with confidentiality requirements provided in Section 10 and security and privacy requirements set forth therein and in Exhibit N-1.   In the event such reports and certifications are unable to provide reasonable assurance of the security and privacy requirements, Customer may ******* *** ****** ********** ** ********* CSG’s compliance with security and privacy requirements set forth therein and in Exhibit N-1. ******** **** ** *********** *** *** ***** ********** **** *** *********** ** ******. CSG will reasonably cooperate in all such audits or assessments.  Customer (or through a third party designated by Customer) may ******* ******* *********** ** ***’* ********** ****** ****** ******** ****** **** *** (**) ******** ****’ ****** *** ******* ** ********** *************** *** ******** ************  **** ****** ***** ** ********* ** * ******** ****** **** **** *** ***** ** ********* ****** * ************ ********** ****** ** ****.  If audit results find that CSG is not in substantial compliance with security and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

privacy requirements set forth therein and in Exhibit N-1, then ******** ***** ** ******** ** ******* *** (*) ********** ***** ** **** **** ** ********** **** *** ********* ********* ** **** ******** ******** **** ******* ** *** * **** ** **** ****** ******** ** ********** **** *** **** ***** ****** ***** (**) **** *** ******* ******** ********* *** *********** ***** *** ************ ** ********** *********  *** ****** ** (*) ******** **** ****** ** *** ******* ** ******* ***** ******* ** ***** ********** ** *** **** ***** **** ******* ** **** ********* ********** **** *** ******** ********** ** *** ******** *** ******* ************ *** ***** ******* *** ** ******* *** ** (**) ******** ********** ************ ** ********** ********.

18.	Amendment to Schedule Q (Scenarios Illustrating Monthly Subscriber Commitments and Related Items)

The Agreement is amended by deleting Schedule Q in its entirety and replacing it with the new Schedule Q attached to this Amendment.

19.	Amendment to Schedule R (Governance and Steering Committee Members)

The Agreement is amended by deleting Schedule R in its entirety and replacing it with the new Schedule R-1 (Common Stock Purchase Warrant) and R-2 (Registration Rights Agreement) attached to this Amendment.

20.

Section II, Subsections 1 through 6, of the Second Amendment to the Agreement is hereby deleted in its entirety and replaced with the following language and the associated Fees shall be provided for in Schedule F:

(a)	Schedule C, Recurring Services, of the Agreement shall be amended to add the following to the list of Recurring Services:

WFX Scheduling…………………………………………………….Exhibit C-30

WFX Resource Allocation Manager………………………………..Exhibit C-30

(b)	Additionally, Schedule C, Recurring Services, of the Agreement shall be further amended by adding thereto the attached Exhibit C-30

(c)

CSG and Customer agree that CSG will provide ** ******* ************** **** ********'* ********** *********** *** ********'* *********** ******(*) ("**(*)") (*** "******* **************") *** * ***** ****** (*** "***** ******") ** ** ********* ** * ********* ** **** ** ** ******** ** *** *******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

21.	Additional Amendments

(a)	The Agreement is amended by deleting all references to the “Stored Payment Instruments.”

(b)	The Agreement is amended by deleting all references to “Intelligent Business Reporting” and replacing them with “InfoCast Files.”

(c)	The Agreement is amended by adding the following as a new Section f) Kiosk PCI Responsibilities to Attachment A to Exhibit C-4 under Module E- Branded Payment Kiosk:

f)  Kiosk PCI Responsibilities.  CSG and Customer agree the provision and use of the Kiosk Product and its related Services shall be in accordance with each Party’s respective responsibilities provided in the Kiosk PCI-Security document which shall be binding on the Parties, subject to the terms of this Agreement and may be updated from time to time by mutual agreement of the Parties.  The Kiosk PCI-Security document (document #2507493) shall be updated periodically to identify roles and responsibilities related to the Kiosk Product in a manner consistent with then-current industry standards and PCI-DSS standards.  Any modification or revision of the Kiosk PCI-Security document shall be approved by the CIO of CSG and the General Counsel of Customer.  In the event the Parties are unable to agree upon any modification or revision to the Kiosk PCI-Security, the Parties shall escalate the matter as provided in the Agreement or the Migration SOW to executive management of the respective Parties for resolution.  CSG acknowledges and agrees that it is responsible for cardholder data which it possesses or stores in relation to its Kiosk Product and related Services.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Randy Wiese
Name: Peter Kiriacoulacos	Name: Randy Wiese
Title: Executive Vice President & Chief Procurement Officer	Title: CFO / EVP
Date: July 22, 2014	Date: July 25, 2014

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

List of documents attached to the 9th Amendment

Schedule FFees

Schedule LPerformance Standards and Remedies

Schedule QScenarios Illustrating Monthly Subscriber Commitments and Related Items

Schedule R-1	Warrant Document entitled “Common Stock Purchase Warrant”

Schedule R-2Registration Rights Agreement

Exhibit C-30WFX Scheduling and WFX Resource Allocation Manager

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F

FEES

INDEX

DEFINITIONS

I.	Processing
A.	Basic Services Charge (herein after referred to as “BSC”) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services
B.	***** ******* *** *** *** ***********
C.	**** **** **** ********* *********

II.	Threshold Usage Items
A.	Data Processing, Smartlink BOS (“SLBOS”) and Event Notification Interface (“ENI”)
1.	***** ******* **** ********** ***
2.	******* **** ********** *** *** *** ****** ***********
3.	******** ***** / *** ************ *** ****** (“***”) for New and Additional Subscribers
4.	PVU Cost Management Committee
B.	BSC Threshold Level

III.	Direct Solutions (print and mail)
I.	AESP Statement processing
A.	Processing for AESP Statement Format
B.	Additional physical page
C.	Full Color Processing– Front and/or Back Side of Each Physical Page
D.	Additional logical page-ad/coupon
E.	Statement Composition Fee
II.	Customer letter processing
A.	Legacy customer letters
B.	Additional physical page for legacy customer letters
C.	Enhanced customer letters
D.	Additional physical page for enhanced customer letters
III.	Past due notice processing
A.	Legacy past due notices
B.	Enhanced past due notices
C.	Additional physical page
D.	Additional logical page-ad/coupon
E.	Modified generic/bilingual revision charge
IV.	Delinquency labels
A.	Spooled to site
B.	Printed 4-up labels
C.	Printed Cheshire labels
D.	Printed LAB labels
E.	Reports
V.	Inserts
A.	Printing services
B.	Processing
C.	Late insert notification
D.	Late arrival of Non-CSG printed inserts
E.	Holds or notification of insufficient inserts
F.	Returns to customer
G.	Destruction of inserts
H.	Affidavit
VI.	Other print and mail ancillary service fees
A.	Other print and mail ancillary service fees
B.	Support services
C.	Other services
D.	Mail Trace
E.	Braille/Large Print Statement Functionality

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

F.	Special Printer/Inserter Setup Fee
VII.	Paper and Envelopes
VIII.	Postage
A.	Statements
B.	Customer letters
C.	Past due notices and reminders

IV.	Ancillary Products and Services
A.	Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services
B.	CSG Care Express (Payment Kiosk) Module E
C.	Refund checks
D.	Check Verification
E.	Collections
F.	CSG’s Home Security Module (HSM)
G.	Configurable Lines of Business Functionality ("C-LOB Functionality")
H.	SLBOS / ENI Hardware / Data Processing - Software, Cost per PVU, and Data Processing Fees
I.	Ancillary services for Workforce Management
J.	Third Party Software That May be Procured Through CSG
K.	Content Direct System and Services

V.	Technical Services/ Implementation Services/Training
A.	Technical Services/Professional Services
1.	Technical Services/Professional Services
2.	Services Commitment Fees
B.	Implementation and Startup Services
C.	Additional training and documentation
1.	User training at CSG facility
2.	Virtual classroom training
3.	On-site user training at Customer’s requested location
4.	Vantage training
5.	BCE Training Development-West Division
D.	Equipment Installation /Technical and Engineering Support Services

Schedule F-1: LISTING OF PRODUCTS AND SERVICES INCLUDED IN THE BSC

I.	Processing
II.	Interfaces
III.	Payment Procurement
IV.	Credit Management and Collections
V.	Manual and Programmatic Conversion Services
VI.	Additional training and documentation
VII.	Other Applications/Solutions
VIII.	CSG LICENSED PRODUCTS
IX.	MISCELLANEOUS
X.	DATA COMMUNICATIONS SERVICES
XI.	Network Services – timelines

Schedule F-2: PRICING FOR EXCESS BSC THRESHOLD LEVEL

A.	Precision eMail™

Schedule F-3: SUPPORTING EXAMPLES FOR SECTIONS I & II OF SCHEDULE F

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F

FEES

DEFINITIONS

Definitions provided in this Schedule may be captured elsewhere in the Agreement or in this Schedule, but in the event they are not defined in this Schedule, they shall still have the meaning provided in the Agreement or Schedule F.

1.

Connected Subscribers – as previously defined in Schedule A, Definitions, means an active subscriber as identified in the subscriber master file and ledger activity report on the last processing day of a processing month.  ** * ***** ** ************** ** *** ***** **** * ******** ** ********* **** **** *** ******* (**** ***** *** ***) ** * ****** ********** ******* ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ***********  ******** ** *** ***** **** * ******** ** ********* **** **** *** ******* (**** ***** *** ***) ** *** ******** ********** ******** ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ************  ******** ************ **** ***** ***’* ******** ********** ******** (“***”), ******** ********** ******** *** ******** ** *** **** ** * ******** *** ******* ** **** ******** ********** ******** ** ******** ** ******** ******** ***** ******** ** **** *********  ** ** ******** ** *** ***** **** * ******** ******* ** ******* **** **** *** ******* (**** ***** *** ***) *** **** ******* ** **** * ******** ********* (********** ** *****) ********* *** **** ******** **** ******** ***** ** ******** ***** *** ** ** *** ** ** *** ******** ********** ******** *** ********* ***** ** ******* ** *** (*) ********* ***********.

2.

Additional Subscribers – as previously defined in the Article 4, Migration, shall mean those subscribers of Customer’s residential services who are receiving billing and account services from any platform other than CSG’s ACP billing platform as of the date immediately prior to the date of their migration to CSG’s ACP billing platform pursuant to the Migration SOW (excluding any New Subscribers, hereinafter defined).

3.

New Subscribers – as previously defined in Article 4, Migration, means other subscribers brought (whether such subscribers were previously on a CSG platform or a non-CSG platform and subsequently migrated to a CSG platform) under this Agreement after the closing of a direct or indirect acquisition of (“Acquisition Closing Date”) of one or more entities occurring after the Amendment Effective Date, that are not currently included in the Migration SOW.  If Customer acquires subscribers from another entity without acquiring such entity, the Parties shall negotiate in good faith to bring such acquired subscribers under this Agreement as provided by Section 4.8 of the Agreement as amended.

4.

Amendment Effective Date as previously defined in Schedule A (Definitions) shall mean July 1, 2014, which is the effective date of the amendment entered into by the Parties under CSG document #2504963.

5.	******* ******* *** *** ***** ***** $**********.

6.	***** ******* *** *** ***** ***** *** ******* ** *** ******* ******* *** *** ********** ** *** ******* *** *** ***** ** ********** **** **** ** ****.

7.	Connected Subscribers for Invoicing Purposes shall mean the ********** ******* 1) ********* *********** ***** 2) ***** *** *********** ********.

8.	Planned Full Migration Subscribers Target ***** **** ********** ********* *********** *** ********* ********.

9.

New Subscribers Migrated During the Month shall mean those New Subscribers that became a Connected Subscriber during the then current month.   *** ************* ********* *** *** *********** ****** ** ******** ** *** ***** ** ***** *** *** *********** *** ******* ***** **** *********; ** ********** ** ******* *** (*********) ** *** ********** *** ** *** ******** ** * ********** ***** *** *** ******* ******* ******* ** ***** *** *********** **** *** ******  *** ******* ******* ******* ** *** *********** **** *** ***** ***** *** ****** **** **** *** ******* ***** **** ********* *** ******** ** * ********* ********** ***** **** *********; ** ********** ** ******* *** (*********) ** *** ********** *** *** ******** ** *** *** *********** *******.

10.

New Subscribers Migrated During Prior Periods shall mean the cumulative total of New Subscribers that became a Connected Subscriber from the Amendment Effective Date through the end of the prior month.

11.	Total New Subscribers Migrated shall mean the *** **: 1) *** *********** ******** ****** *** ***** *** 2) *** *********** ******** ****** ***** *******.

12.	Total Monthly Cap Subscribers shall mean the *** **: 1) ******* **** ********* *********** ****** and 2) ***** *** *********** ********.

13.	******* *** *** ***** ***** **** *** ******* **: 1) ***** ******* *** *********** ******* ** ******* **** ********* *********** ******, or 2) ****.

14.

Transactions shall mean any transaction that processes through CSG’s billing infrastructure regardless of originating source including a composite business function (e.g., SLBOS call, ACSR function) and may be comprised of several individual transactions.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

15.

Items shall mean one or more service codes, including zero dollar tracking codes, which Customer defines via CSG’s ACP back office and equates to one or more products and services offered by Customer to its subscribers and are related to each particular Connected Subscriber’s account.

16.	********* ************ *********** ****** ***** **** *** ********** ************ ******** ** ** ****** **** ********* (***** *:** ** **:** *** **:** ** **:**) ****** *** ********* *****.

17.	********* **** ************ ***** **** *** ******** ****** ** ************ ******** ****** *** ********* ************ *********** ******.

18.

Total Monthly Items shall mean the total number of Items at the end of each respective invoicing month (i.e., the 21st of each calendar month) by summing the total number of Items related to the number of Connected Subscribers for each respective invoicing month.

19.	**** ********* *********** ***** ***** ********** ********* ***********.

20.	PVU shall mean processing value unit.

21.	******* **** *** *** ***** ********* *********** ***** ** *****.

22.	PVU Subscribers shall be the *** ** 1) ******* **** ********* *********** ****** *** 2) ***** *** *********** ********.

23.	******* ********* **** ************ ***** ** ***** ** *** ********* **** ************ ******* ** *** ****** ** 1) ********* *********** or 2) *** ***********.

24.	******* ******* ***** ***** ** ***** ** *** ***** ******* ***** ******* ** *** ****** of 1) ********* *********** or 2) *** ***********.

25.	******* ******* *** *** ***** ********* *********** ***** ** ***** ** ***** ********** ** *** ******* of 1) ******* ********* **** ************ ********** ** 2) ******* ******* *****.

26.	******* ****** *** *** ***** ********* *********** ***** ** *** ******* ** 1) **** ** 2) ******* ******* *** *** ***** ********* *********** ***** ******* **** *** *** ***** ********* ***********.

27.	******** ********* *********** ***** ** *** *********** ***** ***** *** ** **** **** ****, of 1) ********* *********** ***** 2) **** ********* ***********.

28.	******** ********** ****** ***** ********** ***** ** *** ******* of 1) **** ** 2) **** **** *** ****** ** i) ******** ********* *********** ******* ** **) **** ********* ***********.

29.

******** ******* ****** *** *** ***** ********* *********** ***** ** *** ******* of 1) ******* ****** *** *** ***** ********* *********** ********** ** 2) *** ******** ********** ****** ***** **********.

30.

******* **** ********** *** ***** ** *** ******* of 1) ******** ******* ****** *** *** ***** ********* *********** ********** ** 2) ******** ******* ****** **** *** *** *** ***** (** ********** ** ******* ******).

31.

***** ******* **** ********** *** ***** ** *** ******* of 1) *** **** ******* ***** ******* **** ********** *** ** 2) *** ******* ******* **** ********** *** *** *** ***** ***** ** *** **** ******* ***** ********* **** *** ******* (**th) ***** ********* *** ********* ********* ****.

32.	*** ****** *********** ***** ** *** *********** ***** ***** *** ** **** **** ****, between 1) ********* *********** ***** 2) ***** ******* *** ***********.

33.

******* **** ********** *** *** *** ****** *********** ***** ** *** ******* of 1) *** ****** *********** ********** ** 2) **** ********** **** *** *** ****** ********** (** ********** ** ******* ******).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

I.	Processing
A.	Basic Services Charge (herein after referred to as “BSC”) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services

BSC Table for Connected Subscribers for Invoicing Purposes (as defined below)

*********** ** ****/**** ** ******* (*** ********* ********** *** ********* ********)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****
▪** ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********* ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********* ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********* ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********* ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********* ** *********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** ** **********	$******	$******	$******	$******	$******	$******	$******	$******
▪********** *** *******	$******	$******	$******	$******	$******	$******	$******	$******

*** ***** *** *** ***********

*********** ** ****/**** ** ******* (*** *** **********)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****
▪***** *** ***********	$******	$******	$******	$******	$******	$******	$******	$******

*** ********* ****** ********* *** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** *** ******** *** ******** ***** **** *** ****** ** ********* *********** ***** ********* ** ****  ******* *** ** **** ******** * ******** * ******* ** ******** *** ******** ******** ** *** **** ** **** ** ********** ********** *** ******** ******** *** ******** ******** ** *** ****

1.

*** ******* *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** *** ********* *********** ** *** *** ** *** *** ********* ************ ** *********** *(*) *** *(*) (******** ** ****** *** “***** ******* ***”) ******* ** ********** ** ********** (*) ** **** *******:

a.

******** *** ****** ** ***** ******* ********* *********** ** * ***** ****** *** ******** **** **** ****** *** ***** *** *********** ******** **** *** ********** ***** *** ********* *********** *** ********* ********* *** **** ******** *** ********* *********** *** ********* ******** ** *** ********** ******* *** *** **** *********** ** *** ******* **** ** ***** ** *** *** ***** *** ********* *********** *** ********* ******** ***** *** *** ***** *****, ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b.	***** *** *********** ******** ********** ** *** ********** ******* *** *** *** *** ********** **** ** ***** ** *** *** ***** *** *** *********** ***** *** *** ***** *****.

c.

** *** ********** ******* *** *** *** *** *** ***** *** ********* *********** *** ********* ******** **** ** (*) ** **** **** ** ***** ** *** ********** *** *** *** *** *** ***** *** *** *********** **** ** (*), **** *** ***** ******* *** ***** ** ********** ** ***** *** ********** ******* *** *** *** *** *** ***** *** ********* *********** *** ********* ******** **** ** (*) *** ******** **** ** *** ***** ******* ********* ***********.

******* * ** ***** ******* *** ***********

****** *** ****** ** ***** ********* *********** ** ******** **** ** *********** *** *** ***** *** *********** ******** ** *****  *** ********* *********** *** ********* ******** ** ***********  *** ********** ******* *** *** ** ** **** ** *** *********** **** *** *** ***** *** ********* *********** *** ********* ******** ***** ** ** *** ********** **** *** ***** ** $******.  *** ****** *** *** *** ***** ** ******** **** ***** ********** *** ***** ***** ** $********* (********** ********** ** $******).

*** ********** ******* *** *** *** *** *********** **** *** *** ***** *** *** *********** ** $******.  ***** *** ****** ** ***** *** *********** ******** ** ***** ***** ** ** ****** *** ***** ********** *(*) ***** *** *** ***** ** ******** ****.

*** ***** ******* *** ** ********** ** **** ******* *** *** *** ***** ** ******** **** ***** ** $*********.

******* * ** ***** ******* *** ***********

****** *** ****** ** ***** ********* *********** ** ******* **** ** *********** *** *** ***** *** *********** ******** ** **********  *** ********* *********** *** ********* ******** ** ***********   *** ********** ******* *** *** ** ** **** ** *** *********** **** *** *** ***** *** ********* *********** *** ********* ******** ***** ** ** *** ********** **** *** ***** ** $******.  *** ****** *** *** *** ***** ** ******* **** ***** ********** **** ***** ***** ** $********* (********** ********** ** $******.).

*** ********** ******* *** *** *** *** *********** **** *** *** ***** *** *** *********** ** $******.  *** ****** ** ***** *** *********** ******** ** **********  *** ****** *** ***** ********** **** ***** *** *** ***** ** ******* **** ** $********* (********* ********** ** $******).

*** ***** ******* *** ** ********** ** **** ******* *** *** *** ***** ** ******* ***** ** $********** ($********* **** $*********).

******* * ** ***** ******* *** ***********

****** *** ****** ** ***** ********* *********** ** ******* **** ** *********** *** *** ***** *** *********** ******** ** ***********  *** ********* *********** *** ********* ******** ** ***********   *** ********** ******* *** *** ** ** **** ** *** *********** **** *** *** ***** *** ********* *********** *** ********* ******** ***** ** ** *** ********** **** *** ***** ** $******.  *** ****** *** *** *** ***** ** ******* **** ***** ********** **** ***** ***** ** $********** (********** ********** ** $******).

*** ********** ******* *** *** *** *** *********** **** *** *** ***** *** *** *********** ** $******.  *** ****** ** ***** *** *********** ******** ** ***********  *** ****** *** ***** ********** **** ***** *** *** ***** ** ******* ** $********* (********** ********** ** $******).

***** *** ********** ******* *** *** **** *** *** ***** *** ********* *********** *** ********* ******** ($******) ** **** **** *** ********** ******* *** *** *** *** *********** **** *** *** ***** *** *** *********** ($******), **** *** ***** ******* *** *** *** *** ***** ** ******* **** ********** ***** ********** **** ***** ***** ** *** ******* ** *** ***** ********* *********** ** ********** ********** ** *** ********** ******* *** *** **** *** *** ***** *** ********* *********** *** ********* ******** ** $****** ** $**********.

2.

*** ***** ******* *** *** ********** ** ******* * ***** ***** *** ****** *** ***** ******* *** ****  *** ***** ******* *** *** *** ** ******** ******** ** *** ***** ******** ** ******* **** ** **** ******** *.

******* ** *********** ** *** ***** ******* *** ***

****** *** ****** ** ***** ********* *********** ** *** **** ** *********** *** *** ***** *** *********** ******** ** *****  *** ********* *********** *** ********* ******** ** ***********  *** ********** ******* *** *** ** ** **** ** *** *********** **** *** *** ***** *** ********* *********** *** ********* ******** ***** ** ** *** ********** **** *** ***** ** $******.

****** *** ***** ******* *** *** ** **** **** ** $********** ($********** ***** ******* *** *** **** *** ****** ** ** ****** ********** ** ***** ***** ** ***** ********* ******* ** ****).   *** ***** ******* *** *** ***** ** $*********** ** *** ***** ******* *** *** ********** ***** *** ****** ***** (*********** ********** ** $****** ****** $**********) ***** ****** *** ***** ******* *** ***.

3.

*** ***** ******* *** *** ******** * ****** *** ********** **** *** *** ***** ******* **** *** ********** ***** *** **** **** ******* *** ********** **** ******* ** *** **** **** **** ********* ********* (** ********** ** ******* **** ** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** *), *** ** ********* ***** ***** (** ********** ** ******* ** ** **** ******** *) ***** *** ********* *** **** ****** ****** ********* (** ********** ** ******* **** ** **** ******** *), ********* ******** *** ******** (** ********** ** ******* *** ** **** ******** *), ********* ********/************** ********/******** (** ********** ** ******* ** ** **** ******** *), ** *** *** ******** ** ******** ****** ********* ****** ** *** ******* ** ******* ***** **** ****   *** **** ******* ** *** ********* ********** *** ******* *** ***** ******* *** *** ************ *** **** ***** ** ** ******** ** *** ***** ******* *** ***.

B.	***** ******* *** *** *** ***********

1.

*** ***** ******* *** *** ***** ** ********** ** *** ***** ********* *** **** ** ***** *** ********* *********** *** ********* ******** ** ********** ** ******* ******* ***** ** ******* **** *** ******* **** ********* *********** ******.

** ** *** ********* ********* ***** *** ******* ******* *** *** ***** ***** *** ***** ******* *** ****  *********** *********** ** *** ***** ******* *** *** (** ***) ***** ** ********** ** *******:  ***** ******* *** *********** ******* ** ******* **** *********** ****** ***** ***** *** ******* ** *** ******* *** *** ***** ** *****  *** ********* ******* *** *** ***** ** **** ********** ** *** ******* ******* *** **** ***** ***** ******* *** ***** ******* *** **** ***** ***** *** ** **** **** *** ******* ******* *** ***.

2.

*** **** ******* ***** ******* *** *** ***** ** ******* ** ******** ******** ** ******* **** ********** ** ***** ** *** ********* ********** ******* ** **** *** **** ********** ******** **** ******* *** ********* **** ** *** ********** ********* *** ********** ********  *** ****** ********** ** **** ** ***** ** **** ******** *** *** ***** ******* *** ***.

******* ** *********** ** ********** ** **** ******* *** ***** ******* *** ***

****** *** ********* ** ** *** **** ** ***********: *) ******* **** ********* *********** ****** ****** **********; *) ******* ******* *** *** ****** $**********; *) *** *********** ******** ****** *** ***** ****** *********; *) *** *********** ******** ****** ***** ******* ****** ****; *** *) *** ********** *** ********* ******** ** ******* **** ********** ** ***** ** **** *** *** ******.

**** *: *** *********** ******** ****** *** ***** (*********) **** *** *********** ******** ****** ***** ******* (****) ****** ***** *** *********** ******** ** *********.

**** *: ******* **** ********* *********** ****** (**********) **** ***** *** *********** ******** (*********) ****** ***** ******* *** *********** ** **********.

**** *: ***** ******* *** *********** (**********) ******* ** ******* **** ********* *********** ****** (********** ****** ******* *** *** ***** (******)

**** *: ******* *** *** ***** (******) ********** ** ******* ******* *** *** ($**********) ****** ***** ******* *** *** ** $**********.

**** *: ******** *** ***** ******* *** *** ** *** ********** ******** ** ***** ******** ** ******* **** ********** ** **** (********** **** *** ******* ********* ***** ******* ** ****).  *** ******** ** ***** ******** ** ******* **** ********** ** ***** ** **** *** *** ******; ********** *** ***** ******* *** *** ** $**********.

C.	**** **** **** ********* *********

1.

*** **** **** **** ********* ********** ** ********* ****** ***** ** ********** **** ** *** ***** ******** ******** **** **** ********* ********** ************ ***** ** *** ********** ** *** ******* **** ** *** **********  ** ******** **** *** ******* ** ***** ********* ********** *********** ******* ** * ********* ****** *** **** **** **** ********* ********* ***** *** ** ***********  ** *********** *** **** **** **** ********* ********* ***** ****** ********* ** *** ******** **** ** *** *********: (*) **** *** ******* ***** ** ******* ********** ** ******** ** *** ********* *** **** *****; (**) *** ********** ** *** ******* ****; ** (***) *** ********* ** ********** ** ******** ***** ** *** ********** ** *** ******* **** *** *** ****** ***** **** ******** ** ******* ***(*), ******* ***(*), ******* *** (*), ** ******* **(*) ** ******** * *** **** *********** ** ****** *********** ** ******** ** * ***** ******** ***** ***** ******* *****  *** ******** ** *********** *** **** **** **** ********* ********** *** ******** **** ********** ** *** ********* ******** ***** ** ********** *** *********** **** (“*********** ****”).

2.

** ******** ***** ** ******* ** ***** ********* ********** *********** ** ***** ** *** ********* *** ********** ** *** *th ********* ***** *** ********** ******** ** *** ********* ******* * ** *** *********** ***** ******** ***** *** * *** ***** **** *** ********* *********** (“**** **** **** ********* *********”):

a.	***** ****** ** ********** ******* ********* *********** **** *** ********* ********* **** ******* *** *********** **** ********** ** $*** ****

b.	* ******* ****** ***** ** *** ***** ****** ** ********* *********** ********** ** $**** ******* *** ********* **** ** **** *********.

3.

** ** **** ***** *** ********** ****** **** ** * **** **** **** ********* ********* ****** $********** ******* *** **** ** **** ********** ******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ********’* ******* ** ******* ********** *********** **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ** **** ********** ** (**** **** **** ********* *********).  ************ *** **** **** **** ********* ********* ** (*) ********** ******** *** *** * *******, (*) ********** *** *** **************** ** *** ******** ******* ** *** **** * ******* ** ******** ** ******* ** ***** ********* ********** *********** ** ******** ** *** ********* **** *** (*) ***’* **** *** ********* ****** *** ********’* ******* ** ******* ** ***** ********* ********** *********** ** ******** ** *** ********* ***.

******* **** **** **** ********* *********:

****** *** ******** *** ******** ********* ********** *********** ** ***** ** *** ********* *** ** **** ***** *** **** ****** *** ** ******* *** **** ********** *********** ****** *** *****  *** ******** ** **** ******** **** **** ** *** *********** *****  ***** ****** *** ****** ** ********* *********** *** ****** **** ** ********** *** ***** ****** ** ********** ******* ********* *********** **** *** ********* **** ******* **** **** ** ************  *** **** **** **** ********* ********* *** *** ****** **** *** ********* **** ** *** *********** **** **** ** ** *******:

•	$********* (*********** ********** ******* ********* ********** ********** ** $***), ****
•	*** *** ***** ** ****** ***** *** *** *** ***** ****** **** **** ********* ****** ****** *** ***** ***** ** $******* (********** ********* *********** ********** ** $****).
•	******** *** ***** ** *** ***** *** ************* ** ******* ** $********** **** *** **** ** *** *********.

II.	Threshold Usage Items
A.	Data Processing, Smartlink BOS (“SLBOS”) and Event Notification Interface (“ENI”)

1.	***** ******* **** ********** ***

*** ***** ******* **** ********** *** ***** ** ********** ** *** ********* ****** *** *** **** ** **** ********* *** *** ******* ** *** ***** ******* *** ****  **** ********** ****** ***** *** ** ********** *** ******** ** *********** *** ***** ******* **** ********** *** ***** ****** (**) ****** ********* *** ********* ********* **** (“***** ******* **** ********** *** ********* ****”) ** ******* ** ******** ***** *** ***** ***** **** ********** *** ********* ***** *** *** ********* ** ****** *** ******* *********** *** ***** **** **** *********** ***** *** ** ***** ** ********’* ***** **** *** ***** ***** ** *** ***** ******* **** ********** *** ********* ****.

**** *: ******* ****** ********* **** ************ *** ***** ******* ***** *** *** ******* ******  *** ******* ***** ***** **** * ******* ********* ****** ***** ******** ********** ******* ** ******* *** ************ ***** **** ******* ***** **** ******* * ******** ********* ** *********** ***** **** ******** *** ********* **** *************  *** ***** ******* **** ****** ** ******** ** *** *st ** **** *****.

**** *: ********* ******* ********* **** ************ *** ******* ******* *****

**** *: ********* ******* ****** ***’* *** ***** ********* ***********

**** *: ********* ******** ******* ****** *** *** ***** ********* ***********

**** *: ********* ******* **** ********** ***

**** *: ********* ***** ******* **** ********** ***

******* ** ***** ******* **** ********** ***

*** ******** *** *** ******* ******** ** *** ** ********* *** ***** ******* **** ********** ***

2.	******* **** ********** *** *** *** ****** ***********

*** ******* **** ********** *** *** *** ****** *********** ***** ** ********** ** *** ***** ** ***** *** ***** ******* *** *** ******* *** ***** ******* **** *** ********* ** ****** ** *** ***** ******* *** *** ** *** ********** ****** *** ********** ****** **** *** ***** ** **** ******* ***** *** ** ********** ** *** **** ************* *****.

******* ** ******* **** ********** *** *** *** ****** ***********

*** ******** *** *** ******* ******** ** *** ** ********* *** ******* **** ********** *** *** *** ****** ***********

3.	******** ***** / *** ************ *** ****** (“***”) *** *** *** ********** ***********

*** ******** ** *********** *** ******** ***** / *** ******** ** ** ********* ** ******** ***** *** ********* ********* ***** *** **** ***** / *** *** ** ** ******** ** *** ***** ** *** *** ** ** *** ********* ********* **** (“**** ***”).  *** ******* ******** ** ******** ***** ** ******** ********* ** ******* **** ******  *** **** *** ***** ** ******** ****** ** ****** *** ********** ********** ** *** ********** ******** **** *** ****** ************ ** ***.

*** ******** ****** *) ********** *********** ****** ********** *) *** *********** ****** ********* *** *) *** ****** *********** ****** ********** ** * ******* *** **** *** ***** ** ********* ** ********** (********* **** ********* ***** *********) ***** ** **** ** ********** ** ****** ** ***** ** ******** ** *** **** *** ** *** *** ** * ******* **** *** ****** ** ***** (*** **** ***).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ********* ********* ** ******** ********* ********** *** ***** **** ******** *** ************ ******** ********** ** *** *********** **** **** *** ******** **** *** ** ******* **** *** ******* *** ******** ** ********* *** ***** ****** *** ******* *** *** ********** ***** / *** ***************** ***** ******* **** ***** ************ *** ***** *** ** ********* ** ****** ** ******** *** ******* *******.

*** ******** ****** **** ***** ** *** ********** ** *** ********** ** *** ************ ******** ********* ** ********** *** *** *** $***** *** **** ** ******** ********’* *** ** *** (*** **** *** **** *** *********).  ***** (*) ****** ***** *** ******** ******** ******** ********* *** *** ********** *********** *** ******** ** ********** *** ** ******* *** ******** ************  ** * ****** ** *** ********** ********’* **** *** ***** ******** *** *** (********* ********** ** ******) *** * ***** ** *** *** (*** **** *** **** *** ******** **** ***).  ******** ** ***** ******* ******* *** ********* ** *** ********** *** ****** ******* ******* ******** **** **** ** ****** *** ** *** ** $***** *** ********* **** ****** **** *** ******** $******  ******** ******** ***** *** ** ******** * ****** *** *** *** *** ********* ****.

4.	*** **** ********** *********

*** *** ******** ***** ** ********* * ********* ********* ** *** (**) ****** ******* ** ** ***** ****** ** **** ** *** ******* (“*** **** ********** *********”).  *** ******* ********** ** *** *** **** ********** ********* ***** ** ********** ** ***’* *** *** ***’* ************ *** ********’* *** *** ********’* ************ *** **** ******* **** ***’* *** *** ********’* ****  **** ********** *** ** ******* **** **** ** **** ** ******* ************** ** *** *** **** ********** **********  *** ******* ******* ** *** *** **** ********** ********* ***** **** (“*** **** ********** ********* *******”) ** ***** **** ****** *** **** *** ** * ******* ***** ********** ****** *** ********* ****** ** ****** *** ******* ********.

*** ******* ***** **** *** *** **** ********** ********* ***** **** ** **** ***** ** ******** ************* ** ******* ******* *** ******** ********** ** ***’* ******* *** ********’* ***** ** ***’* ******** *** ******** ** ***** **** *****’* ***** ********** **** ****  *** ******* *********** **** **** ***** ** ******* ** ******** ***** *** ******* ******* ** *** ***** **** ******* ****** ********* ***** ****** *** **** ***** ** *********** ****** *** ****** ** ***** ******** ***** *** ******* *** *** **** *** ***** **** *** ***** **** **** *** ***** *** ****** * ******** ******** ************ ** ******** ** *** ***** ***** **** ******** ** ******* ************  ** * ******* ** ** ***** * *********** ***** ****** *** **** ********** ********* ******** **** ***** ** ** ***** **** ** ***** *** ******* ***** ******** *** ******* *** ********* *********** *** ******* ** **** ***** ***** **** ******* ****** *** *** ******* ******* ***** ** **** ** **** ***** ** ******* * ********* ******** ** *** ***** ************ **** ** *** **** ********** ************ ************* ** ******** ** *** ***** *****.

B.	*** ********* *****

*** ******** *** ******** ******** ** *** *** *** ******** ** ******* **** ******  ******* ******** *** ******** ******** ** *** *** **** ******* ********* ***** *********** (“*** ********* *****”), ***** *** **** ********** ** ******* **** ** *** ****** *** *** ********* ***** ** ******** ** *** ***** ***** *** * ********* ******* ** ******* **** ** ******** ** *** *** *** (“****** *** ********* *****”), ** ********** *** (“****** *** ********* ***”) ** *** ******* *** ***** ******* *** ****  *** ****** *** ********* *** ** ********** ***** *** ******* *** ****** *** ********* ***** (** ******** *** ********* ** ******* ***).

III.	Direct Solutions (print and mail)

Description of Item/Unit of Measure	Frequency	Fee

I.AESP Statement processing (Refer to Section V.B entitled “Implementation and Startup Services” for the fees associated with startup services, Section VII below for the fees associated with custom paper and custom envelopes, and Section VIII below for the fees associated with postage)

A.Processing for AESP Statement Format: First Physical Page (Duplex, Black Print Only).  ******** ***** ******** **** ******** *** ********* ********* ** ********* **** *** ********** ******** ** ****  ******** ********* *** ******** (*** ********** *** ****** *********)

▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
B.Additional physical page (Black Print Only) (*** ******** ***** *** ****** *********; **** *** ** ****** ***** **** ******* ******* ********* ******) (Note 1)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
C.Full Color Processing– Front and/or Back Side of Each Physical Page (Note 2)	******** ****	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
D.Additional logical page-ad/coupon (per logical page, per system principle) (Note 3)
1.****** *** ********* ******** (*** ******* ***** *** ****** *********)	*******	$******
2.****** *** **** ***** ******** (** ********** **** *** ****** ****** ******* (***) (*** ******* ***** *** ****** *********)	*******	*/*
3.****** *** **** ***** ******** (** ********** ** ******* **** ****** (*** ******* ***** *** ****** *********)	*******	*****
E.Statement Composition Fee (*** ********* ***** **********) (Note 4)	*******	$******

II.Customer letter processing (Refer to Section V.B entitled “Implementation and Startup Services” for the fees associated with startup services, Section VII below for the fees associated with custom paper and custom envelopes, and Section VIII below for the fees associated with postage)

A.Legacy customer letters

First physical page (black print only; includes generic paper, generic carrier envelope, generic remittance envelope, and the insertion of the letter and remittance envelope) (*** ******* *** ****** *********)

	*******	$******
B.Additional physical page for legacy customer letters (black print only; includes generic paper) (*** ******** ***** *** ****** *********) (Note 1)	*******	$******
C.Enhanced customer letters (Note 5) (Note 6)
First physical page (black print only; includes the insertion of the letter and remittance envelope, if any) (******** ***** *** ********) (*** ******* *** ****** *********)	*******	$******
D.Additional physical page for enhanced customer letters (black print only; includes insertion of the letter) (******** *****) (*** ******** ***** *** ****** *********) (Note 1)	*******	$******

III.Past due notice processing (Refer to Section V.B entitled “Implementation and Startup Services” for the fees associated with startup services, Section VII below for the fees associated with custom paper and custom envelopes, and Section VIII below for the fees associated with postage)

A.Legacy past due notices

First physical page (black print only; includes generic paper, generic carrier envelope, generic remittance envelope, and the insertion of the notice and remittance envelope) (*** ******* *** ****** *********)

	*******	$******
B.Enhanced past due notices

First physical page (duplex, black print only; includes generic paper, generic carrier envelope, generic remittance envelope, and the insertion of the notice and remittance envelope) (*** ******* *** ****** *********)

	*******	$******
C.Additional physical page (black print only; includes generic paper) (*** ******** ***** *** ****** *********) (Note 1)	*******	$******
D.Additional logical page-ad/coupon (*** ******* ***** *** ****** *********) (Note 3)	*******	$******
E.Modified generic/bilingual revision charge (Note 7)	*** **********	$******
IV.Delinquency labels
A.Spooled to site (*** ****** *** ****** *********)	*** *******	$******
B.Printed 4-up labels (*** ****** *** ****** *********)	*** *******	$******
C.Printed Cheshire labels (*** ****** *** ****** *********)	*** *******	$******
D.Printed LAB labels (*** ****** *** ****** *********)	*** *******	$******
E.Reports (*** ******* *** ****** *********) ($****** *******)	*** *******	$*****
V.Inserts
A.Printing services
1.Marketing inserts/envelopes	*** *******	*****
2.Other communication	*** *******	*****
B.Processing (******* ** * ******* *** *********)
1.Non-CSG printed inserts – machine insertion (*** ******* *** ****** *********; **** *** ** ****** ***** **** ******* ******* ********* ******)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
2.CSG printed inserts - machine insertion (*** ******* *** ****** *********; **** *** ** ****** ***** **** ******* ******* ********* ******)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
3.Selectable business reply envelope credit (*** ********)	*** **********	*/*
C.Late insert notification (*** ******** *** ****** *********)	*** **********	$******
D.Late arrival of Non-CSG printed inserts (*** ******** *** ****** *********)	*** **********	$******
E.Holds or notification of insufficient inserts (*** ****** *********)	*** **********	$******
F.Returns to customer (handling fee, excluding shipping costs) (*** ****** *********)	*** **********	$*****
G.Destruction of inserts (*** ***** *******; ******* ** ***** *******; ******* ******* ** **** ******* ********) (*** ****** *********)	*** *******	$*****
H.Affidavit (*** ******** *** ***** *** ****** *********) (Note 8)	*** *******	$*****
VI.Other print and mail ancillary service fees
A.Other print and mail ancillary service fees (Note 17)
1.File Transfer Set Up	********	******
2.Statement Image Archive File Transfer	*****	******** ** ***
B.Support services (Note 9)
1.Marketing/creative services support (*** ******* *** ****)	*** *******	$******
2.Advanced ESP support services (*** ******* *** ****)	*** *******	$******
3.Statement design consultation (*** ******* *** ****)	*** *******	$******
C.Other services
1.Flat file transfer for statement creation off-site (*** ********* *** **** **********)	*** *******	*****
2.De-conversion fees	******* *** ** *** *********
D.Mail Trace
1.Mail Tracking, DirectNet View and Daily Scan File
a.Mail Trace Startup (Note 10)	*** *******	$********
b.Mail Trace Processing (per statement)	*******	$******
c.Mail Trace Scan Data View in ACSR B (Note 11)	*/*	*/*
d.Mail Trace – Data File Restoration (Note 12)	*** *******	$*****
e.Mail Trace Mailer Identification (MID) Fee (Note 13)	********	*****
f.Mail Trace Disk storage (*** ********) ($***** **** *** ********)	*******	$*****
2.Automatic Suspension of Delinquency Actions
a.Optional Mail Trace Automated Delinquency Delay Service (*** *********) (Note 14).	*******	$******
E.Braille/Large Print Statement Functionality
1.Monthly Processing Fee (*** **** *****/*** ********** *** ******** **** *** ********** *** *******/***** ***** ********** (Note 15)	*******	$******
2.Data File Restoration Fee (Note 16)	*** *******	$*****

F.Special Printer/Inserter Setup Fee (*** ****** **** **** ***** ******* **********) (*** **** *** ****** *** ****** *********; **** *** ** ****** ***** **** ******* ******* ********* ******) (Note 18)

▪** ** ********** ******* ******* **********	**********	$*****
▪********** – ********** ******* ******* **********	**********	$*****
▪********** – ********** ******* ******* **********	**********	$*****
▪********** *** ******* ******* ******* **********	**********	******
VII.Paper and Envelopes: (Statements, Customer Letters and Past Due Notices
1.Paper – 8-1/2 x 11, 24#, plain white with one perforation (used for SmartColor Printing) (per page; this fee is tiered based upon monthly printed statement volume))
▪Up to 14,000,000 monthly printed statements	*******	$******
▪14,000,001 – 16,000,000 monthly printed statements	*******	$******
▪16,100,001 – 18,000,000 monthly printed statements	*******	$******
▪18,000,001 and greater monthly printed statements	*******	$******
2.Carrier Envelope – CSG standard #10 envelope, 20# paper with one poly-covered pistol window (*** ********; **** *** ** ****** ***** **** ******* ******* ********* ******))
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
3.Remit Envelope – CSG standard #9 envelope, 20# paper with one open window (*** ********; **** *** ** ****** ***** **** ******* ******* ********* ******))
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
4.Other Paper and Envelopes	*** *******	*****
5.Other Miscellaneous Shipping Materials (*** ***** *** ****** *********)	*** *******	*****
6.Custom Paper Set-up/Revision	*** *******	$******
VIII.Postage
A.Statements (*** ********* ******** *** ****** *********)	*******	****** *******
B.Customer letters (*** ****** ******** *** ****** *********)	*******	******** ************* ****
C.Past due notices and reminders (*** ****** ******** *** ****** *********)	*******	******** ************* ****

Note 1: ** ********** ******** **** ***** **** ****** **** ** ******* ******* ** **************** ********* ******** **** ******** **** ** ********** ******** **** **** ** **** ******** **** ***** ******** **** ** ******** *** *** ********* ******* ****** *** ** ********** *************  *** **** *** ******* ****** ******* ************ **** *** ******** *** *********** ******* ********** ********* ************ ****  ** ******** ** ***** **** ** ******** **** *** ******** **** ******** **** *** **** ******** ******* *** ** **** ** *** ********** ******** *****  ** ******** ** ***** **** ** ******** **** *** ******** *** ********** ******** **** *** ****** **********.

Note 2: Full Color is available on both sides of each physical statement page.  *** *** ***** ** ******** ******* ********’* ***** ******** **** ***** ** * ******* ***** ********** ** *** ****** ****** ** ******** ***** **** ******** ***** ********** (**** *** *** ** ******** ******* *** ******** **** ******** ***** ** ***) “**** ***** ********** ***”.

Note 3: Additional logical page - ** ****/****** ** **** ********* *** ********* ***** **** ** ******** **** *** ********  ** ** ****/****** **** ***** ******** ********* ******* ** ************** ***** ***** ******** *** ****** ******* ********* ** ** ********** ******* *****  * ******* **** ** *** **** ** * ******** *****  ** ******** ** **** ****** *** ** ***** **** **** ***** *********  **** **** *** ** ********* *** **** **** *** ** ******* ** *** **** ****.

Note 4: The Statement Composition fee ** ******** *** ********** ********** **** **** **** ******** ***** ******** ******** *** **** ***********  **** *********** ** ** ****** ** *** ********** ***** ***** ******** *** ****** ** ******** **** **** ******** ** *** **********  ******** *** **** **** ****** ******** *** ********** ******** ***** ******** ** ********** *** ********’* ********* ************  *** ***** *** ****** **** **** *** ********** ******** ***** ******** ** ********** *** *** ******** *********** **** *** *** ********* ************  *** ******** *** ****** ****** ** ** ****** ******* **** ** *** ********** ******* ********’* ***** ********* *********** **** *** ***** ****** ** ******* **********.

Note 5: *** ***** ******* ******* *********** ********* ***** ********* *** ******** ******** *******.

Note 6: ******** *** ***** ** *** ******** ******* ****** ******* *** ******** ******** ******* ** ***** *** *** ******* ** ****** ****** ***** *********.

Note 7: ** *** ***** * ******** ***** ** ****** *** ****** ** ** ******** ******** *******/********* ******* **** **** ** ******* *** ******* **** ** **** *******  *** ******* ***** * ******* ** *** ****** **********.

Note 8: ** ********* ** ** ******** ********* **** *** ****** ******* ****** *********** ** *** ****** ** ********** ******** **** *** ********** *******  **** ********* ******** *** ***** ***** *** ***** *** ****** *** ***.

Note 9:  *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** **** ** ***.

Note 10: **** ***** ***** ******** *** ******* ** ***** **** ****** ******* *** **** ** ****** ****** (****** ***** ******* ******** *********) ****** ** * *** **** ** *** ********* ***/** ******  **** ******** ** ********* ** **** ******** *** ******** *****  **** ***** **** ******* ****** ** ********* ****** *** ****** ** **** **** ******* * ****** ** **********  *** ******* ****** ** *** * ****** ********* ****** *** *** ***/***** *** ******** ******** ** ********* ******* ******* ** **** *********** *** ********** ** ***** **** **** *****.

Note 11: ****** ******** ** **** ** **** ** * ******** ********’* ******* **** ****.

Note 12: *** ******** ***** **** ***** * **** **** ********** *** ********’* ******** *********** (**) *****’ ***** ** **** **** *** **** ****** ** *** **** ****** ** ****** ** ********’* *** ******** **** *** ** ********* ** ******** *** ********* *** *********** (**) ******  *********** ***** *** ******** *** ****** (**) *****  ****** ******** ******* *** ** ******* ** ******** **** ***** ******** ***** *** *** **** **** *********** ***.

Note 13: *** **** ***** *** *** ** * **** ************ *** *** *** ******* ********  ******** *** **** **** **** *** **** ** ***** **** ******** ***** *** *** ****** *** *** **** ***.

Note 14: ********** *** (***** ** ****) ****** ** ***® ***** ******** ** (*) ****** ***** *********** ******* ** ******** *** (**) ******** *** **** ****** *** ***********  ******** ******** **** ********** *** ****** ** ***_***** ** *** *******® **** ********** ** *** *** ****** *** *** ******* **** * *** **** ******* ******  ****** *******:

(a)	***_***_***: ***** *** ****** ** ****** *** *** ******** *** *** *******.
(b)	***_****_***_***: ***** *** **** ** *** **** ****** ***** **** *** *** ********.
(c)	***_****_***_***: ********** *** **** ** *** ***** ***** **** *** ********.

Note 15:  * **** ***** ********** * ******* ********* **** ** ****** ****** *** *** **********  *******: * ********** **** ********* ***** ***** * **** *******  *** ******* **** ***** ****** ** ******** ******* *** ********* **** ***** ***** ********* **** ****** ****** **** ** ***** *** ***** *****.

Note 16: *** **** ***** *** ********* *** * ****** ** ***** (*) ***** *********** ***** *** *********  ** *** ***** *** ** ***** ** ******* ** ******** **** ***** ******** ***** *** *** **** **** *********** ****  *** *********** **** ***** ******* ** *** *** ********** ********* *** **** ****** **** **** ******** ** *** ********* ******* ***** **** *** ******* *** ***** ******  *********** ***** **** ** **** ********* ** *** ******** **** ******* *** **** ** ****** **** *** ** *** *** ****** *** ********* ** *** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 17: **** ************** ** *** ********* ***** **** ******** **** *********** ******** ** **** ******* ********* ** **** ** ** ******** ** *** ******* (*** ******** *** *******) ("*** ********* ***** **** ******** ***"), *** ***** ******* *** ********* ***** **** ******** ** **** ** ********* ******** ** ** ***/**** ** ** **** ******** ** *** ***.

Note 18:  *** ************* ********* ******* *******/******** ***** *** ****** **** **** ***** ******* ********** ** ******** ** *** *** *** *********** ********* ***********; *** ******* *******/******** ***** *** ********** ***** ***** **** ** ******* *** ******* *******/******** ***** ** ******** ** ********** ********.

IV.	Ancillary Products and Services

A.	Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services

Description of Item/Unit of Measure	Frequency	Fee
1.Database maintenance requests
a)Passers (variable lead time) (*** ******)	*** *******	******** *
b)Other mass adjustments (*** **** **********)	*** *******	******** *
2.De-conversion fees (Section 6.2 of the Agreement)	******* *** ** *** *********

B.	CSG Care Express (Payment Kiosk) Module E

1.	CSG Care Express (Payment Kiosk) Module E, Part 1 (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Payment Kiosk Unit (*** ****)	*** *******	*****
2.Payment Kiosk Maintenance (*** ****) (Note 2)	********	$********
3.Enterprise Care Express Kiosk Environment Configuration (*** *** *** ********) (Note 3)	*** *******	$*********
4.Payment Kiosk Implementation and Set-up Fee (Note 4)	*** ******	$********
5.Payment Kiosk Extended Warranty (********* ******* ******** *** * ***** **** **** ** ********) (Note 5)	*** *******	*****
6.Custom Design Services (Note 6)	*** *******	*****
7.Attract Loop (Note 6)	*** *******	*****
8.Kiosk Equipment Upgrades (specified when ordered)	*** *******	*****
9.Kiosk Spare Parts Component Kit	*** *******	*****

10.Subscription Model Benefits Premium (*** ******** ***** ** ** *** ** ***** ****) (*** ** ******** *** ******* ** * ******* ***** *** ** ******** ** ** ****** ***** ***** **** *** ****** *** ******** *********** *** ******* *** *** **** ****) (Note 7) (Note 8)

	*******	$*****

Note 1: Fees subject to change ** * ******** ******* ***** ** ********** **** ***’* ***** ***** ****** ***********  ******* ******* ** *** ******** ******** ***** ************* (********** **** *** ******* **********).  ******** ******* ****** *** ***** ******** ************* *** ********* ** * “*** *****” ******  ******** ******** ******** *** * ****** ** *** (*) **** ****** ******** ******** **** ** ********* ** ********.

Note 2: ******** ****** *********** *** ******* ** *** ******** *** ****** *** ******* ************ ******** ** ***’* ********.

Note 3: * ******** *** ********* *************** *************** *** ******* **** ********* ** * ********* ** **** *** ***’* ************* ** *** *** **** ******* *********** *** *** ***** *********  *** ************* ********* *** **** “********” ****** ** *** ******* ************* *** ************* ** *** ******** *** ******** *** ********** ************* **** ******** *** ******* (**** ********* ************** ** ***** ******* ******* ************* *** ********* ** ***’* ******* ****).  ** **** ***** ********** ******** ************* **** ** ****** ** ****** ******** *********** ******* * ********* ** **** *** *** ******* ** ********** ******** ******.

Note 4: ********** ** *** ***** ********* ** **** ******** ****** * ******** ******/******** (*** *** ******** ** *** **** ******* (******* *****) * “******** ******”) ** * *** ******** ****** ***** *** **** ** ********’* ******** ******** (**) ******** ******** *** *** *** ********** ******** ******* ***** ***** *** ********* ** *** ********* *** *** ************** ** *** ******* ***** ********.

Note 5: ********** ******** ******** ******** **** **** ** ******** ** *** **** ** ******** *** ****** ** ********* ******* *** ** * ***** ****.

Note 6: *** ****** ****** **** **** ** ********* ******* * ******** ********* ** **** ******* ***** ***** ****** *** ****  *** **** ******* * ***** **** ** ******** ***** ** ********’* ************ *** *** ***** ******** ** ***** ***** ****** ******* *** ********* ** **** ********  ******** ***** *** *** ********* ******** **** *** ***** *** *** ***** ********.

Note 7: ************ ***** ******** ******* *** *** ******** ***** ********:

•	********* ******* ******* *** ********** *** ********* ******** **** *******.
•

******* ***** ******* *** ******** **** ** *** ***** ** ********** * ** ******* * ** *** ******** ****** ******** *** ****** ** **** ******** ** ***** ** *** ****** ****** ***** *** ******* ******* ** ******** *** ***** **** **** **** ** ******* ** *** ******** ******* *** ************ (**nd) ***** ** *** **** **** ******** **********.

•	********** ********** ******** ** *** ********* *** ** **** ************* *** *********** **** ********* ********* *** ************.
•

****** *** ********** *** ******* ******** ** *** *** *** ********* (**) ***** **** **** ** **** **** ******** ** *** ************ ***** ******** *** **** *** **** ******** ********* *** **** ****** *** ***** ***** **** ** ****** *** ********* ********** ***** ********* (**) ***** ***** **** ******* **** **** ***** ** ***** ********* ** ** ***** **** ** **** ***/** ***** **** **** ******** *** ***** *** ******** ******** ***** ******** ****** **** **** **** *** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ***** *** ******** **** ** ******* ** *** ******** ******** *** **** ******* *** ** **** ********** *** ******** *** *** *** ********** ** *** ** ** ****** *** ********** ************* ***** **** **** * ********** **** ****** **** ******** *** ******* **** ******** *** **** ******** ****** **** ** ******** **** *** ******** *** ****** **********

•

* ***** **** **** *** ********** ***** *** ******** ****** ** ******* *** ******** ** *** ******* ***** ***** *** *** *** ******** ******* ** ****** *** ******** *** ******** **** **** ******* *** *** ****.

•	*** ************* ********* *** ************ ***** ******** ******* *** *** ******** ***** **** *** ******* ***’* ******* ***** ***********.
•

*** ******* *********** *** ***** ** ******** ****** ******** *** ************ (**nd) ***** ** ***** **** ***** *** ***** ** ****** ******* ******** *** *** ******* ***** *********** *** *** ***** *** ******** ** *** ***** ***** ***** ** ********** **** ******* * ** *** ******** ****** *******.

Note 8: ******* ********* *** ***** **** ** ******** ******** ****:

** ********* **** ***** *** ***** **** ******* **** ********* **** **** ** ********* *** ********* ***** ** *** ******** (********** ** *** ****** **** *** *** ******** ******* ** *** **** ******* **** ** *** ******** ********** ** *** ********* ****** **** ** ********) **** ** ******** **** *** $**/***** ** ***** ** ********** *** *** ***** ****** **** *** ******* ******** ****** ** ******** *** **** **** ****** ** *** ******** ******* ******* ********** *** ********* ***** **** ************** ** *** ******** ******* *** **** ******* *** ********* ** **** ** *** * ************ ********* ** *** **** ****.

2.	Precision eCare® (Payment Kiosk) Module E-Kiosk Subscription Program

Description of Item/Unit of Measure	Frequency	Fee
1.Kiosk Subscription Fee (*** ****) (Note 1) (Note 2)	********	$********

Note 1: ********* ****** ********* ***** *** ********* **** ** *** ******** ****** ******** *** ***** ************ *** ***** ** ******** ******** *** * ****** ** ***** (*) ***** ****** *** **** ** **** *****  *** ***** ******* ***** ** ******** **** ******** ** **** ***** ***** *** *** ********* *** (*) ******** **** ** ******** **** **** ** *** *********** ***** ** **** **** ***** **** *** ********* **********  *** ***** ************ *** ** ************* *** *************** ******* ** *** ***** ** ******* * *** *** ********** *** ** ******* ** *********** **** ** ******** ** **** ** ***’* ***** ***** ********* *** ** ******* ** ****** ********* ******** ** ******* **** ********** ** ***** ** *** ********** ** *** ***** *** ***** ************ ** ********** *** *** ****** ***** **** ***** ** ********* ********** ****** **** *** ******* ******** **** ** ******** ** ********** **** *** ***** ** ******* ** ******* * ******** “Cancelation/Termination Policy”.

Note 2: ***** ************ *** ********:

•	***** **** *********
•

*********** *** ******** ** ****’* ********** ******* ********* *** ******** *******/*********  ***** ******** ********** ******* *** *** ******* ** *** ********** *** ***** ** ********** * ** ******* * ** *** ******** ****** *******.

•

*** ****** ****** ****** *** ****** **** ******** *** ******** *** *** ***** ** ** *** ********* **** ** *** ******** ****** ******** ** ***** ***** *** ******** ** ******* ** *** ****** ** ********* *** ******** *** ***** ** ******** *** ************ *****.

•	******* ***** *********** ***** ******** ****** *********** *** ******* ** *** ******** *** ****** *** ******* ************ ******** ** *** ********.
•	*** ******** ***** ***** ******** ******** ********* *** **’* ********* ******* *** *** ***** ***** *********** *** ****** ********.
•	*** ******* ********** / ************** ** *** ***** *** *********** *****.
•	********* ******* ******* *** ********** *** ********* ******** **** *******.
•	******** ********* (**) ***** ******* ***** ******* *** ******** **** ** *** ***** ** ********** * ** ******* * ** *** ******** ****** *******.
•	********** ********** ******** ** *** ********* *** ** **** ************* *** *********** **** ********* ********* *** ************.
•

****** ********** *********** (*** ******** ** ***** ***** “****** ***”) ********** *** ******* ******** ** *** *** *** ********* (**) ***** **** **** ** **** **** ** ******** ** *** ************ ***** ******** *** **** *** **** ******** ********* *** **** ****** *** ***** ***** **** ** ****** *** ********* ********** ***** ********* (**) ***** ****.

** *** ***** * ***** *** * ********* **** **** **** ********** ** *********** ** *** ********** *** ***** ** ******* ** ******* * ******** “***********/*********** ******”* ***** ****** ******* ** ****.

C.	Refund checks

******** ************ *** *** ** *** **** ***** ******* ********** ********* ******** *** *****  ******** ********* **** *** ******* *** **** ***** ****** ******* *** *** ******** ******* ******* ** ** **** ******  *** *********** *** ***** ** ******** ********** **** **** ********* ******* *** **** *** ***** ** ********* ** **** #********  ** *** ***** **** ******** ******* ** *** ***’* **** ***** ******* *********** *** ******** *** **** *** **** **** ** *** ***** ** * ******** ****** **** ********* ** *** *********.

D.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Check Verification

Description of Item/Unit of Measure	Frequency	Fee
1.Service Option 1 (*** ***********) (Note 1)	*******	$******
2.Service Option 2 (*** ***********) (Note 2)	*******	$******
3.Setup and Implementation (*** ******)	*** ****	$*********

Note 1:  ******* ****** * ******** ** **** ******** ******* ****** *** ******** ******** ************.

Note 2:  ******* ****** * ******** ** ******* ****** * *** ******** ******** ************.

E.	Collections - **** ******** ********* *********** **** ********** ******* ********* ******* *** *** ********** ******* ******** ********.

F.	CSG’s Home Security Module (HSM)

Description of Item/Unit of Measure	Frequency	Fee
1.Home Security Module
a)Access Fee	********	(Note 5)
b)Monthly HSM Subscribers (Note 1) (Note 4)
▪** ** ********* (*** *** **********)	*******	$******
▪********* ** ********* (*** *** **********)	*******	$******
▪********* ** ********* (*** *** **********)	*******	$******
▪********* *** ******* (*** *** **********)	*******	$******
2.Implementation Services (Note 2)	*** *******	*****
3.Additional Complex Composite Services for HSM (*** ******* ********* *******) (Note 3-4)	*******	$******

Note 1: *** ******* *** ********** ****** ****** ** *** ***** ** ******* * ** *** ***** ****** *** ******** ** ** ********** *** *** ************  *** ******** ** ******** *** ********* *** *********** ** *** ******* ******* ***** *** ******** **** ***** *** ******* ****** ********** ****** ** *** ********* *** *********** ***** ** $****** *** *** ***********  *** *********** *** *** ****** ** *********** *** *** ******* *** ********** ****** ***** ** ***** **** *** ****** ** ********* *********** **** *** ** *** **** ********** *** ** *** ********** ****** ***** ** ********* *** **st ** **** *****.

Note 2: *** ******** ***** ** *** ************** ******** ***** ** *** ***** ** * ******** ********* ** ****.

Note 3: “******* ********* ********” ***** **** * ******* ******* **** ** ****** ** ***’* ************ **** **** (***).  * ******* ******* ***** **** * ****** ******* (**** *******) **** *** ** *** *** **** ******** ******** (**** ****** ***).

Note 4: *** ************* ********* *** ******* *** ********** ******* ** *** ***** ** ******* * ** *** ***** ****** ***** ******* ********** *** ** ** *** (*) ******* ********* ******* *** *********** *** ***** *** ** ********** *****  **** ********** ******* ********* ******* ***** ** ******* ** ********** $****** *** *********** *** *****.

Note 5: *** *** ******** *********** *** ***** **** *** *** ******** ($********** ** *** ** **** *** $********** ** ******* ** ****), *** ******** *** ***** *** ******* ******** **** ******** ****** ****** ***.

G.	Configurable Lines of Business Functionality ("C-LOB Functionality")

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Services (Note 1)	*** *******	*****
2.Configurable Line of Business Functionality (C-LOB Functionality)
a)Monthly Subscription Fee (*** ********* ***** ************* **********) (Note 2)(Note 3)
▪** ** *******	*******	$***
▪******* ** *********	*******	$***
▪********* ** *********	*******	$***
▪********* ** *********	*******	$***
▪********* *** *******	*******	$***
3.Complex Composite Services (*** ******* ********* *******) (Note 4)(Note 5)	*******	$***

Note 1: The specific terms of the implementation services shall be set forth in a mutually agreed upon Statement of Work.

Note 2: **** ****** ******* ******** *** ********** **** ********** **** *** ******** **** ** ******** **** ** ******* ******* *********** **** ******** *** ****** ***** ** *********** ***** *** ********** *********** *** ****** *********  *** **** ******* *** **** *** ************ **** ** ********* ** ** ****** ** ********* ** ** ******* ********** ****** ** ***********  **** **** ********** **** ** **** ****** *** ***** ****** (**) ****** ***** *** ***** ********** ** ********* ** *** *******  *** ********* **** ********** ***** *** **** ***** ***** ****** (**) ** *********** **** *** ******** ***** **** ** ********* *** *** **** ***** ******* *** *** ****** *** ******** ** ***** **** **** *********** **** ** ******* ** ********* ************  ** ******** ** *** **** ******** ****** *** ******** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** ****** ** ******* *** ** ******** * ** *** ********* **** ***** ** *** ******** ********** **** *** ***** ************* *******.

Note 3: *** ************* ********* *** ******* ***** ************* ************ **** ** *** ***** ** ******* *** ****** ***** ******* ********** *** ** ** *** (*) ******* ********* ******* *** ********* ***** ************* *********** *** ***** *** ** ********** ****.

Note 4: ******* ********* ******** ***** **** * ******* ******* **** ** ****** ** ***’* ************ **** **** (***).  * ******* ******* ***** **** * ****** ******* **** *** ** *** *** **** ******** ********.

Note 5: *** *** ****** ***** ***** ** ******* *** *** (*) ** **** ******* ********* ******* *** ********* ***** ************* *********** *** *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note: *** ***** *** ** ******** ** ******* ***** ************* *********** ***** *** ******** ********** **** ** ******** ** ******** ** *** *** ********** *** *** ******* ***** **** * ******** ****** **** ********* ** **** *** ************** *** ******** ** *** ********** **** ** ********.

As a point of clarification, the C-LOB cannot be used for Video, High-Speed Data, Residential Voice Services, ACP Commercial or ACP Wireless.

H.	SLBOS / ENI Hardware / Data Processing - Software, Cost per PVU, and Data Processing Fees

Description of Item/Unit of Measure	Frequency	Fee
1.SLBOS / ENI Hardware - Software (Note 1)
a)Processing Level (********** ** ** *** ***) (Note 2)	*******	******** ** ***
b)Additional TPS (*** ********** ** ** ***)	******	$********
2.Adjusted Average Excess Cost *** *** *** ***** ********* *********** *** ***** (Note 3)	*******	$******
3.Data Processing Rate *** *** ****** ********** (*** *** ****** **********)	*******	$******

Note 1: SLBOS / ENI Hardware – Software:

•

******** **** ******* *** **** * ******* ************ ****** *** ******* ***** ******** *** *** ******** ********** **** ******* ***** / *** ***** ** *** ***** *** ** **** ******** ******* ** ***** *** ** ******* *** ****** ********* *********** ** ** ***** ** *********** *** *** ******* ******** ** * ****** ** ***** *** ********** **** ********’* ************* *** *** ******** *** **** ******* ***** ** ** ********* ******* *** ****** *** **** ******** ******** **** *** ******** *** **** ******* ******* *** ******* *** ********** ****** *** **** ****** ******** ** *** ********** ** *** ********* ********* ******* *** ********* *** ********** *** ***/** ***** / *** ***************** ** ******** ** *** ***** ****** ** **** **** *** ********* *** **** ******* ******** **** * ****** ****** ******* **** ****** *** ***** ****** *** *** ******** **********.

•

****** *** **** *** ******** ** ********** ** ****** ** *** **** **** *** ***** ****** ******** *** ******** ***** **** *********** (**) ***** **** ******* ** **** ****** ** ****** (** *** **** **********) *** ** ****** *** ** *** ******** ******* (*) *** ***** ******* ***** ********** **** ** ********* ***** (*) *** ********’* ****** ***** ***** ** *** ****** ******** ** *** **** *** ** (*) *** ******** *** **** ***** ** *** *********** ****** *** ***** *** ******** ****** ** *** *** ********** **** ******** ** *** ***** ****** ** (**) ******** ****** ** ******** ********** *** *** ****** ** *** *** ********** **** ******** ** *** ***** ******  ** ******** ***** ** ****** *** ** *** ********* *** ***** ************* **** ******** *** ********** **** ******** ** *** ***** ***** *** *** ********** *** ******** ** ******* *** ****** ** *** **** ***.

•

******** **** ******* *** **** * **/* ********* *** ********** *** ******** ********* ********* ** *** ***** *** ***** ********** ** ********** * ********** ***** ********** **** *** ********’* *********** *** *** *** ** *** *********.

•

******** **** ****** **** ******** ** **** ** ******* ********* ***** ** *** ***** **** *** ********** ******* *** *** ********’* *********** ** ****** *** **** *** ******** *** *** ******* ** ***** * ************ ****** ** *********** ** ****** *** **** *********** ********** *** **** ********* ** ******* ********** *******.

•	******** *********** ******* ****** ** ******* ** **** (*) ****** *** ***** **** (*) ****** ******** *** * ***********.
•

*** ******** ***** ************ **** *** *** ********** *** *** *** ******** **** ******** ***** **** *** **** ** *** *** *** ******** *** ***** ***** ***** ************ **** ** *** ******* *** *** ******.

Note 2: ********** ***** (********** ** ** *** ***) ***** ** ******** ****** ** ****** *** ********** ********** ** *** ********** ******** **** *** ****** ************ ** ***.

Note 3:  **** *** ** *** ******* ** ******* **** ** *** ********* (********** ** ****).

I.	Ancillary services for Workforce Management

Description of Item/Unit of Measure	Frequency	Fee
1.WFX Enterprise Interface
a)WFX Enterprise Interface Maintenance and Support Fee (Note 1)
▪WFX Transaction Volume Tier (Note 2) (Note 3) (Note 4)
-* ** ********* (******* *** ************)	*******	$****
-********* ** ********* (******* *** ************)	*******	$********
-********* ** ********* (******* *** ************)	*******	$********
-******* **** ********* (******* *** ************) – *********** *** **** ********** ********* ******* *** *********** ******	*******	$********
2.WFX Scheduling and WFX Resource Allocation Manager
a)WFX Scheduling Implementation Fee for Trial and Initial Implementation (***** ** **(*)) (Note 5)	********	$*********
b)WFX Resource Allocation Manager Implementation Fee for Trial and Initial Implementation (***** ** **(*)) (Note 5) (Note 6)	*/*	******** **** *** Scheduling
c)WFX Scheduling Implementation Fee for Additional FC(s), (***** ** **(*))	********	$*********
d)WFX Resource Allocation Manager Implementation Fee for Additional FC(s) (***** ** **(*) (Note 6)	*/*	******** **** *** ******** ********** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

e)Monthly Service Fee For Xfinity Home National Dispatch Center (***** ***) (Note 7) (Note 8) (Note 9)	*******	$********

Note 1: *** ************** ** *** *** ********** ********* ***** ** ****** ******* *** ******* ********** **** *** ******** ***** * ******* *; *********** ** ******** **** *** ***** *** ******** *********** ******** ***** *** *** **************** *** ***** *** ***** ** *** ************** ***** ** ******* ** ******** ****** **** ********* ** ****.

Note 2: ***** ************ *** ************ ******** *** ***** ** ******* *** ******** ** ********** **** *** *** *********® / *** *********® *** *********** *** ************ *** ****** (“***”) **** ** ******** ** ******** ** ******* ** (********* ***** *****), ********* **** (******** ***** / *** ************ *** ****** (“***”) *** *** *** ********** ***********).

Note 3: *** ******* *** *********** ****** ****(*), ** *** ***** ** ******* * ** *** ***** ****** *** ******** ** ** ********** *** *** ***********; **** *** ********* ** *** ******* **** ********* ***** ***** ** *********** ** *** ********* ** ********* *****  *** ******** ** ******** *** ********* *** *********** ****** ** *** ******* ******* ****** *** ******* *** ********** ********* *********** *** ******* *** ** *** ********* *** ******* *** *********** ****** ***** ** $********.

Note 4: *** ******** ************ ******* *** *** ****** *** ** ******** ****** ******* **** *** ***** ********* *** ******* ******** *** ********* **** *** ******** **** *** ********* ** ****** ******** ****** ************* ***** *** ******* ****** *** ******* *** ********** ********* *********** ****.

Note 5: *** ******* ************** ** *** ********** *** *** ******** ********** ******* ***** ** *** ***** ** * ******** ****** **** ********* ** **** *** ***** ******* *** **(*) ** *** ********* (*** "*********") ********* ** **** ********* ** **** *** *** (*) ******** ******* ** ** ********* ****** *** ***** ****** ** *** ********* *********  *** ************** *** **** ** ******** ** *** ***** ** *** ***** ******* ***** ********* *** ********* **** ******.

Note 6:  ** * ************ ** ******* *** *** ******** ********** ******* ******** ********** ******** **** ** * ******* *** ********.

Note 7: *** ******* ******* *** ** * ***** *** **** ******** ***** ** *** *** ******* ******** *** *** *** *********** ** *** ********** ******** ** *** ** *** ******* **** ******** ******** ******.

Note 8: *** ***** ** *** ******* ******* *** *** ******* **** ******** ******** ****** *** **** ********** ***** ** *** *********** **** *** ******** **** ***** **** ** ********* **** *** ** ****** *** ********** *** *** ******** ********** ******* ****** *** ********* ***********  *** ******** *** ***** ** ******** *** ***** ** *** ******* ******* *** *** ******* **** ******** ******** ****** ** *** ******** *** *** **** ** ***** **** **** ** ********* ** ****** *** ********** *** *** ******** ********** ******* ****** *** ********* ********** ****** ****** (**) **** **** *** **** ** ***** ****** **********.

Note 9: ****** ******** ***** ** ****** *** *** ** *** ********** *** *** ******** ********** ******* ****** *** ********* *********** *** ******* ***** **** *** ******* ******* *** *** *** ******* **** ******** ******** ****** ***** ** ********** ** *** ******* *** ********** *** *** ******** ********** ******* ********** **** ** ** *** ********* **** ** **** ********** *** ******* ***** **** ** **** ***** ** ****** *** *** ***** ************* ** *** ******* ******* *** *** *** ********** *** *** ******** ********** ******* ** *** ******* **** ******** ******** ****** ***** ** ******* ** * ******** ****** ** *** **** *********** ** *** ******* *** ********** *** *** ******** ********** ******* ********** ***.

J.	Third Party Software That May be Procured Through CSG

*** ***** ***** **** *** ******* ** ****** *** ***** ***** ****** ********** *** **** ** ******** ** ******** ** ***’* **** ******* ******  ******** ** ****** *********** *** *** *** *** **** ********** **** ***** ***** ***** ******** **** *** ** ******** ** *** ********** ***********.

K.	Content Direct System and Services

*** ***** *** ********** ** ********’* *** *** ***’* ********** ********* ********** ***** ** ******* ****** ****** *** ******** ***** ** ******** ** *** ***** *** ********** ** *** ** ******** ******** ***** *** ******** #*******.

V.	Technical Services/ Implementation Services/Training

A.	Technical Services/Professional Services

1.	Technical Services/Professional Services (Note 1)

The hourly rates listed in the table below are for general guidance only.  Actual fees may vary depending on the project requested by Customer via a Service Request Form.  All projects and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Description of Item/Unit of Measure	Frequency	Fee
1.Additional Annual Support Commitment Hours (Provided in addition to the Services Commitment Hours) (*** ******* *** ****) ($******** **** *** ***)	*** *******	$******
2.Professional Services (*** ******* *** ****)	*** *******	$******

Note 1: *** ** ***’* ********** ********* *** ********* ******** ********* ** ******** ******* *** *** ** ****** *********** ** ******** ********* ********** *** ******* ***** ** **** ***** ********* *** ***** *** **** ********* ********* *** **** *** **** ********* *** ** ****** * ******* ** $****** *** ****.

2.	Services Commitment Fees

Description of Item/Unit of Measure	Frequency	Fee
1.Contract Year through 6/30/2015	******	$************
2.Contract Year through 6/30/2016	******	$************
3.Contract Year through 6/30/2017	******	$************

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.Contract Year through 6/30/2018	******	$************
5.Contract Year through 6/30/2019 and beyond through the Term of the Agreement, including any extension periods as described in Section 3.4, Services Commitment of the Agreement (Note 4)	******	$************

Note 1: Beginning upon the Amendment Effective Date, *** ****** ** ******* ************** (******) ***** ** ******** *** ********** ******** ***** ********* ** ******* *** *********** *** ********* ******** ********* ** ******* *** ********* **** ** ******* *** ******** *** *********** ** ***’* *** ******** ******* ******* ****** ********* ****** ** *** ******* (“****** ******* **********”).

Note 2: The Services Commitment Fee is an ****** **** ******** ** ***** *********** ******* ** * ******* ****** ** ********** **** *** **** *** ***** ** *** ***** ******  *** *** ******** **** ***** “******** **** ******* */**/****”* ******** *** ******** ************** (******) ***** ** ********* ** ********** **** *** ******** ********** **** *** ***** ** *** ***** ****** *** *** ********** ******** **** ******** ** * ******** ****** ********* ** *****  *** ****** ****** ******* ********** ***** ** *** *** ** * ******** **** ***** ** ********* *** ***** *** ** ******* **** ** *** **** ******** ****.

Note 3: ** ********** ******** ********** **** ***** ****** ******* ***** **** *** ********** *********** **** ** ** ********* ****** *** *** ******* *********** *** ***** *** *** ******** **** ********* *** ***** ******** ** * ********* ** **** ******** ** *** *********.

Note 4: *** ************* ********* ******* **** ********** ** ***** ** *** ********* ***** ***** ** *** **** *** ***** ** *** ***** ***** ********* ** **** ** **** *** **** ********** ******** **** ******* *** **** ** *** ********** ********* *** ********** *******.

B.	Implementation and Startup Services

▪	All implementation and startup services, provided by CSG and the associated fees shall be set forth in a mutually agreed upon Statement of Work.
▪

Interface startup service, certification and processing changes to existing addressable controllers, provided by CSG and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

C.	Additional training and documentation

1.	User training at CSG facility

Description of Item/Unit of Measure	Frequency	Fee
1.Single seat (*** ***** *** *****)	*** *******	$******
▪	Training materials will be provided by CSG.
▪	Dates of specific class offering will be published by CSG.
▪	****** ********* ******* *** ** ******** *** $*****.
▪	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* *****.

2.	Virtual classroom training

Description of Item/Unit of Measure	Frequency	Fee
1.Per instructor, per hour	*** *******	$******
2.Per port, per hour (******** *** ********* **** ******** ***** ****** *** *** *****)	*** *******	$*****
3.Per port, per hour (******** ******** **** ******** ***** ****** *** *** *****)	*** *******	$*****
▪	One copy of class training materials will be provided by CSG for duplication by the customer in a quantity necessary to distribute to all learners.
▪	Classes offered are generic to the application. Custom developed classes can be arranged by a Quote.
▪	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** * ******** **** ** *** ***** *** ** *** ********* *****.

3.	On-site user training at Customer’s requested location

****** *** ******* ***$******** *******

▪	*** **** ** ******** ********* **** ** ******** ** *** *** *********** ** ******** *** *** ********.
▪	* ******** *** ** ******* ** *** *** ******* ** ********’* ******** *** ***** ***** (** * ******* *******) *** ***.
▪	**** ******** ** *********** *** ********* * ******** **** **** * ******** *** ***** ******* *** ********** ****** ** *** **** ****** **** ******* **** ***** ** ***** ** ********.
▪	****** ********* ******* *** ** ******** *** $*****.
▪	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** ** ******** **** ** *** ***** *** ** *** ********* *****.
▪	********* ***** **** ** ***** ** ****** ******** *** *****.

4.	Vantage training

	Standard Class Size	Rate (On-site) (Per trainer, per day)	Additional Students (Per student, per day)	Rate (at CSG facility) (*** ******** *** ***)
Basic	*	$********	$******	$******
Advanced	*	$********	$******	$******
Database literacy	**	$********	$******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note: All classes include the relevant training materials and documentation.

5.	BCE Training Development-West Division

Description of Item/Unit of Measure	Frequency	Fee
1. Training Module (*** ******) (Note 1)	******	$********

Note 1: **** ******** ****** ******** ** ** *** (**) ***** ** *********** **** *** *****  ** **** ***** *** ******** *** * ******* ******** **** ** ****** ** *** *********** ****** **** *** **** **** ** ****** ** *** (**) ******  ********** ******** ******* ***** ** ********* ******** ** * ********* ** **** ******** ** **** ********  ******** ***** ** ******** *** ****** *** *** ******** ****** ******* ******** ** * ********* ** ****.

D.	Equipment Installation /Technical and Engineering Support Services

1.	********* ************ ******* ** ****** **** *****

*********** *** ********* *** ************** ********* ************ ****** *** ***** ** *:** ** *** *:** ** *** ****** ******* ****** ** ** ********** ****** ** *** ********* ** * ******** ******* ** **** * ****** ********* ******* *** *********** **** ****** ** * ******** ** * ******** *** ******** **** ** ****** ** * **** ** $****** *** **** (******* ** * ****) *** ********* **********.

2.	********* *** *********** ******* ********

*** ******* *** ********** ********* ************ ************ ******** *** ********* ********** ** ******** *****/****** ********* ** ******** *****/**** **** ********:

▪	********* ****** ***** ** $****** *** **** (******* ** $******** *** ***)
▪	********* ******* ******** *** ***** ** $****** *** **** (******* ** * ****)
▪	*********** ****** ***** ** $****** *** **** (******* ** $******** *** ***)
▪	*********** ******* ******** *** ***** ** $****** *** **** (******* ** * ****)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F.1

LISTING OF PRODUCTS AND SERVICES INCLUDED IN THE BSC

The below table provides the following information: (i) the Products and Services included in the BSC for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services, (ii) the BSC Threshold Level (as defined in Section II.B.1 above) for the Products and Services included in the BSC, and (iii) the Pricing for Excess BSC Threshold Level for the Products and Services included in the BSC.

*** ********	*** ********* ***** ******** ** ** *** ********* (***/**)	******* *** ****** *** ********* ***** (** **********)
I.**********
A.********* ******** *** ********* ***** *** ********* ********** **** *** *********** ***** ********
1.******* ******* *** **** ****** ** ***** ********** ****** ******** ******* ****** ******** **** ***** ****** ******** ******** *********** ** ***** *** ****** ** ****.	**	**

2.**** ********** ****** ****** ** *** ***** **** ** ** ***** ********* ************  **** **** ****** ********** ******* *** *** *********** *** ******** ** ******** “***** **” ******** ******* ********* ********’* ****** *********  ******** **** ******** ** ******* *** *** ******* *** **** **** ****** *********.

	***	*****
3.*** *** **** ************* ******** ******** ******* ******* *** ******* *** ***** ******** ********** *** ******* ******** ** *** ******** *********.	**	**
4.********* ********* ********** **** *********** ********** *************** ********** ********* ***** ******* *** **** *** ********* ******** *** *** ******** ** *** ********* ******.	**	**

5.****** ******* *** ****  *** ***** ******* ****** ******* ** ********’* ****** ***** ***** ****** *** **** ******** ******** (“***”).  ** ********* **** ******** *** **** **** ****** ** **** **** *** (*) *** ** **** **** ***** (*) ****** ** ********** ****** **** ** ******* ********’* ******** *** ******** ******** ********.

	***	*****
6.******** *********** *** *********** ********:
a)******* ****** ****** ******: (*** ****** *********)	**	**
b)***** ** *** ******* *** *********/****** *** *** ******	**	**

c)**** ********* *** ********* *** ********** **** *** *** ***** **** ******* **** ******** ********** ****** ***** ***** ****** ***** ********* ****** ***** ***** ***** ***** ******* ***** ******* **** ***** ******** ***** ********* ***** ******** ********* ****** ***** *** **** ***** ****.

	**	**
d)********* ****** (******** *** ************)	**	**
e)***** ******/*****	**	**
f)******* ****** ********:
▪********* ******** *******; ********* ***** *******; ********* *****/*** *******; ********* ***/********* *******; ** ********* ***** ****** (*** **** ******* *** ****** *********)	**	**
▪****** ******* ***** (********) (*** ******* *** ****** *********)	**	**
▪******* ***** ****** ** **** ** ******* (*******) (*** ******* *** ****** *********)	**	**
▪******* ******** ****** ** ******** (*** ****** *********)	**	**
g)**** ********:
▪******* ****** ** ********* ******* (*** **** ***** *** ****** *********)	**	**
▪******* ****** *** ********* ******* (*** ****** *********)	**	**
h)**** ****/****** **** ************* ******** ********:
▪**** **** **** **** ***** (*** ****** *********)	**	**
▪**** ******* **** **** ***** (*** ****** *********)	**	**
▪**** ********* ******* **** (*** ****** *********)	**	**
▪**** **** ***** (*** ****** *********)	**	**
▪******* **** **** **** ***** (*** ****** *********)	**	**
▪******* ******* **** **** ***** (*** ****** *********)	**	**
▪**** ***** ******* (*** ****** *********)	**	**
▪**** *** **** ***** **** ******* (*** ****** *********)	**	**
▪**** *** **** ************ (*** ****** *********)	**	**
▪************ ******* (*** ****** *********)	**	**
B.********* ******** ******** ** *********** ***** ********* **** ********** *****:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ********	*** ********* ***** ******** ** ** *** ********* (***/**)	******* *** ****** *** ********* ***** (** **********)

****: ********* ******** ******** ** *** *** ******* ******** ********** *********** ******* ************ *** ******** *** ****** ***** ********** (****/****** *** **********).  ******** *** *** ************ ******** *** ********* ********* ********* ********* *** *** ******* *** ******* ********** ***** *********** ****** *********** ***** ******** ***** *********** *****

********** ***** ***** ******** *** ********* **** ***** *** ****** *** *********** *** ************** ** ********.

1.***** **** ** *** ******** *********** **** **** ** *** ** ** ******* ******** ********* **** ******* ***.	***	*****

2.******* ********** ******* ********** **** *** ******** ** *** ******* ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ************ ** ***** ****** ******* * ***** ***** ** ********’*.

	***	*****

3.******* ********** ******* ********** **** *** ******** ** *** ***** ********* **** **** ** ******** ** ******* ******* ******* *********** **** ** ******** ** *** **** ** ******** *********** ** ********’*.

	***	*****

4.***** ***** ********** ******** ********* ********** ** ***’* ******* ** ******* ******* *********** **** ********’* ******** ************  ******** **** ******** **** *** ********** ********* ******* ********** *** ******** ******* ********* *********.

	**	**

5.******* ********** ******* ********** **** *** ******** ** *** ******** ***** ***** ************ ********* *** *** ******** ** *** ******* ***** ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ***** ***** ************ ******* ******* * ***** ***** ** ********’*.

	***	*****
6.******* ********** ******* ********** **** *** ******** ** *** ***** **** ********* ** * ***** ***** ** ********’* **** **** ** ******** ** ******** ** ******* ********* ** ************ ***********.	***	*****

7.******* ********** ******* ********** **** *** ******** ** *** ***** ***** (******* *******) ********* **** **** ** ******** ** ******** ** ******* *** **** ** ******** ******* *** ***** *********** **** *** ** ** ******** *********** ** ********’*.

	***	*****
8.******** ********* – ******* *********** ***** ******* **********.	**	**

9.***** ******** ************  *** ********* *********** ***** *** ******* ** ** ******** *** ********* ** ******** ** ***** ******* ***** ******** *** *** *** **** ** ***’* ******* ******** ************** ** ***************  ******** ***** ** *********** *** *** *** *** **** ********** **** ***** *****.

▪******* *********

▪****** **********

▪************* ************

▪************ ******** **********

▪****** ******* *** **********

▪****** *** ******** ** ***** *******

▪***** ***** ************ ** ***** ******

▪**** **********

▪***** ***** ******** ******** ** *** **G

▪******** *** ***** *********** ******** *** ********

	**	**
C.**** ******* (*********) ************** **** (************ ************* ***********) *** ********** **** ************	**	**
D.******* ********** *** ******** ******* ****** (***)	**	**

E.*** ***** ******* ***** **** (****) ********** ******* *** ************  ********** ******* ** ******* ** *** ******* ****** (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ********** ******* *** *********** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  **** ******** ******* **** ** ******** ** ****  ****** *********** *** ******* ** *** ****** **** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ****** **** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ****** **** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* *******.

	***	*****

F.******* *********** ********** *** **** ********  ***** ** ******* **** ****** ********** ***** *********** *** ** ********* ** ********** ***** *********** **** *** ***********  ***** ** ******* **** ****** ********** *** ***** ******** ******** ********** **** ***** *** ****.

	**	******* **** ****** *********
G.***** ********* ******** ***** ******** *** *******.	***	*****
H.*******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ********	*** ********* ***** ******** ** ** *** ********* (***/**)	******* *** ****** *** ********* ***** (** **********)

a)*** ******* ***** *** ******** ************* *** ***** *********  *** ******* ********* ******* *** ******** *********** ***** ******** ******* *** ****** ******* ******* ******** *********** *** (*) *** ******* **** *** ******* *** *********** *** ***** ***** ******** **** ******* ******* ********* *********** (*****) (*** **** **/***

*******) (******** ******** ** ***** ***** ******** ******** ** ****** *** ******* *********  * ******* **** ** *** ******* *** (*) ** ******** *********  *** ******** * *** (**) ******* ******* **** ** *** ****** ** ** *** (**) ******* ************** ***** * ****** ******* **** **.

******** ****** ** *** *******®* ******* ** *** ********* ******:

▪****** ****** * ********* ****** ** ******** ****** **** *** *** **** *******  ******** **** ****** ******** ** ** ******* ******  ********* ****** ****** ****** ***** *** **** *********.

▪******** *********** ****** ****** * ****** **** ***** ** ******** *********** ****** *********.  ******** *** ******** ************ ********* *** ********** ******** ********* ***** *** *****  ******** *** ***** ** ** *** **** ** ****.

▪********** ******** * **** ***** ********** ******** *********** **** **** ***** **********  ******** ********* *** ********* **** ***** ** ********** **** *** ******** ****.

▪*** ********* ********** *******

▪******* ******

▪***** ******** ******

▪*********** ***** *******

▪******* ********** ****** ****** *******

▪******** ******** ******

▪*** ***** ***** (******* **** ** ****** ** ** **** ********  ** ******** ******** ********* ****** ** ***** *** ******* *** **** *****.)

▪******* *** ***** *** *** ******* *******

▪***

▪******** *****

▪******/******** ******* ** *** ********** ***** ******

▪******* ***** ******* **** **********

▪*** ********

▪****** *** *** **** ******* * ************ **** ** ******** ** ******* *** *********** (**) ****.

▪********* ********** ** *** *******®

	***	*****

b)******* ********* **** ******* ********* **** *****:

▪*** *** ******** ******** ** * **** ********* *********.

▪******** ***** **** ****** ** ***’* ******* ********* **** ********* *****  *** ********* **** ********* *********** **** ******* ******* **** *** ****** **** ***** ********** ********** ******** ******** ****** ********** *** ********** **** **** ****   *** **** **** **** ********* ** **** **** **** ******* **** ***** *** ***.

▪******** ***** **** ****** ** ***’* **** ******* **** (“***”) ********* ***** ***** ** * ********* ********* **** **** ****** *********** **** *** *** ******* ********.

▪******** ***** **** ****** ** ***’* ******** *********** ****** ****** ********* ***** ***** ******* ***** *** ******* ** ***** *** ******* ************ ********* ** *** ******* ****** ********** *** *** ******* ** ******** ********* ************ **** ******** ****** *** ************ *** *** ***** ******** *********** ********* ** ***'* ******* *******  ******** *********** ****** ****** **** ** *** ** ****** *********; ********* ** ********* **** ** *** ***** ** * ******** ********* ******** (****** *** ** ***).

▪******** ***** ** ******** ** ********* ****** ** ***’* ******* ********* **** ********* ****.

	**	**

c)******** *****

▪******** ***** *** ********* ************ **** ****** **** ******** ***** *** *********** (** *********) ********** *** **** ** ** *** ********* ********** ** *** ** ****** ** ******** (“******** **** ** ****”).  *** ******* *** ***** ** ****** *** ****** ***** **** ******* **** *** ******** ** ******** *** ***** ** *** ***** *** ******* **** ******* *******  ******** ***** ************ *** ** ********* ** *** ********* ****** ******* ******** ** ** ******** **********  ******** ******** *** ******** **** ** **** ** ******** *** ********* *****  *** ********* *** ********* **** ** *** ******** **** ** **** ***** *** ******* ** **** ** ** ******** ** *********** (**) ******  *** **** ********* * ****** **** ** **** ********* ******* *** *** ******* ****** (***) ******  ** ********’* ******** *** **** ******* * ****** **** ** ** ********* ******* ** *** ******** **** ** ****.

	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

I.******* ************ * ******* ************* ******* (***) *** ******* ************ – ******** ***** ******* (***)	**	**
J.**** ****** ******** (***)	**	**
K.*** ********** ******* ******* *** ********’* ********** ********.	**	**
L.***’* *** ******** ******	**	**
M.****** *** (*** **** *****) *** ************ **** ** ******** ************* (***** *************)	**	**

N.***’* ***** ********** ******* *** ******* * *** *** ******** ******** **** ***** ******* *** *** ******* ** *** ******* *** ******** *** ****** **************  *** ******* *** ******* ** *** ******** *** ** ******* *** ** ********* ******.

▪************* ********** *********** – ***** * *** ********** *********** ** ***** ***** ** **** *** (*) *********** ****** *** *** (*) ******** ****** **** ** ******** *************  **** *********** ******** ****** ******** ******* ** *** ***** ****** ***** *** *********** ****** ********** **** ***** *** ******* ** ** ************  ***** ** ** ******** ******** ** *** ************ ********* *** ********* *** ******** ****** ******** *** *** ******** ** *** ******** ******** ** *** ********* *** *** *********.

▪** ** ********* ******* *************  *********** ****** ** ********** ***** **** *** ****** ** ******* ******** **** ***** ********** ********* **** ******** ** ********** ******** ********* ******** ** ************.

	***	*****
O.*********** ******* *** *** **** (*** “****”) ****** **** *********** ** ** ****** ** ** ***** *** ****.	**	**
II.**********
A.***** ******** ***** (***) *** ********* ****** ************** (***)
1.********* ******* ******** *** ********* ***** ***** *** *** *** ************.	**	**

2.*********** ******* ********** **** ********* ***** ***** *** *** *** *************  ** *********** ****** ******* ** ******** ******** ** *** ** ******** ** ********’* ****** **** ** ******** ***** ***** *** ** *** *********** ********* ** **** ** ******* ***** ***** *** ** *** *********** **** ** **** ********* ** ***.

	**	**
B.*****

1.***** ********* ******* ******** *** ********* ****** *********** **** ******* ********** **** ** **** ******* ********** **** ******** ******* ********** ***** ********* ******* *********** *** ******** ********* ***** ***** *** ************* *** ****** *** ****** (***** *** *** *** ***********).  ******** ** *********** *** ***** ***** ****** ********* ** ******** ** ****** *** ****** (***** *** *** *** ***********) *** *** ********** ****.

	**	**

2.******* ********* (****** ***********).  *** ** *** **** ********** **** *** (*) ********* ************* **** *** ** *** ****** ******* ********* ************  *** ********** ********* ************** ** ******* ** *** ******* ********* ************* *** ** ********* ***** * **** ******** ********* ** **** ** ***’* **** ******* *****.

	***	*****
C.********** ****
1.********* ******* ******** *** ********* ***** ***** ********** **** ************ ************.	**	**
2.**** ***** **** *** ***** ****** ********** (*** *********** ******)	**	**
D.*** *******	**	**
III.******* ***********
A.******** ******** ** ****** ********* (***** *** ****)

1.******* *******/******** ***** *** ********* ****** **** *** **** **** ***** ******* *********** ******** ****** ****** **** *** **** **** *** ******* ******** *** **** *** ****** ****** **** *** **** **** *** *******.

	**	**
2.********* ***** ******* **** ******** *** **** **********.	**	**
3.****** *********** – ******* ****** *******.	**	**
4.********* ******* ********* ****** (**) ****** ** ******* ********* ******** *** ****** (*** ********* **********).	***	*****
B.**** ******* ******** (********** **** ***********) ********** **** *********** *** ******* **** *******.	**	**
C.**** ******* )************ *******)	**	**
D.********* *****™* ***** ******* (**********) ********* ****** (**** ** ***********) *** ******** ****.	***	*** ******** ***
E.******* ************ (************ *********** ******* ********* *** **********/***** ******** ******* ***** ********* *** ** ** *** ******)	**	**
F.******** *** ********* ****** **** (******** ****** **** ******** ************* *** ***********)	**	**
G.******* *******	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

H.******** *** ********* ********** ******* (***) (******** *** ***** *** ******** ************* ************ ***** ******* ************ ** ******* ********** *** ***********)	**	**

I.**** ******** ******** (******* *** **********).  **** ******** ********* ** *** ********** ** ***** ******* ******** *** ******* *** ********** ******** ******** ********* ********* *** ******** **** ***** ** ******** *********** ******  ********** ******* *** ********* *** ***** ** ********* **** *******.

	**	**
J.***** ******* ******* ********	**	**
IV.****** ********** *** ***********
A.**** ********** (******* *********)	**	**
V.****** *** ************ ********** ********

A.****** ********** *********  ******** ****** ******** ************ **** ** ***** ***** *** ************ **** ** ********* **** *** ****** ********** ******** ********** **** ***** *** ********** **** ************  ******** ***’* ******** ********** *********  ****** *********** *** *********** *** *** ******** ** ******* ******** ********* **** **** **** **** ****** ************   *** ****** ********** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

	**	**

B.************ ********** *********  ***** ********* *** ******* ********* ************ ********** ******** ********** **** ***** *** ********** **** ************  ******** ***’* ******** ********** *********  *** ************ ********** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

	**	**
VI.********** ******** *** *************
A.*********** ******* ************* *** ******** *** ******* ************* *** ***** (***’* ******** ******* ** *****://*****************).	**	**
VII.***** ************/*********

A.******** ********** ********** ****** *********** ******** ********** ********** ****** *********** *** *** (*) ******* ****** *** *** (*) ******** *******  **** ****** ******** ** ******** ** ******* ***** **** *** **** ***** ******** ****** **** *********** ** ********’* ************  ********** ******* ** ******* ** ***** **** (**) ***** *** ******  ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************.

	***	*****

B.***** ******* ******* ******** ********** ******* *** ************  ********** ******* **** ******** ***** *** ********** ** ***** ******* ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ******* (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ***** ******* ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ***** ******* ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* *******.

	***	*****

C.****** ***** ******* *********  ********** ******* **** ******** ***** *** ********** ** ****** ***** ******* ********** ******** ** ***********  ********** ******* ** ******* ** ****** (**) ***** *** *****  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ****** ***** ******* ********** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ****** ***** ******* ********** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* *******.

	***	*****

D.******* ******* ***** *********  ********** ******* **** ******** ***** *** ********** ** ******* ******* ***** ******** ** ***********  ********** ******* ** ******* ** ****** *** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******* ******* ***** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ *** ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******* ******* ***** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********  *** **** **** *** ******* ******* ***** ******** ** *** ******* *** ******* *** (*) ******* ******** ** *** *** ********.

	***	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

E.*** ** ******** *** ******* ********* ********** ******* **** ******** ***** *** ********** ** ** ******** *** ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ******* (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ******

***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ** ******** *** ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ** ******** *** ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* *******.

	***	*****
VIII.*** ******** ********
A.******* ************ *** ***** ********** *****

1.********** ******* *** ***** **** (*** *******), **** ****** *** **** ***** ***** ***** **** *** ****** *******/******* ******** *** ********* ******** *** ******** *** ********* *********** *** ********* ********** (****** ***********), *** *** ******** ******** ** ***** *********** *** *********** *** *** ******* ********* ************ ********** **** ***** ********* ********* *** *** ******* *** ******** *** *********** ************ *** *********.

	**	**
2.******* ******** *** ***** **** (***********), **** ****** *** **** ***** ***** ***** **** *** ****** *******/******* ******** *** ********* ******** *** *** *******.	**	**
3.*** ******** ******* ******** ********* ******* ******** ****** ******** ****** ************ *** ******** ***********.	**	**
4.***** ***** ************* ******** *** *********** ***** ********.	**	**
5.*********** *********** **** (***)	**	**

6.*** ******* ********* ****** * ********** ******* *** *** ********’* ******** ******** **** ***** ******** *** ** ********’* ************  *************** *** ***** ********** ** *** ********** **** ********** ******* ** ******* ** *** ********** ***** *** ********* *********** ********* ********* ** ***’* *** ********* ***** ***** ******* ******* ****** *** ******** ** ********* ***********.

*** **** ******* *** ******** *** *********:

▪*********** *** *********** ***:

▪***** ******** (“***”)

▪******** **** *******/******** *********

▪******** ********* ************* ****

▪***** ***** ************* ******** *** ****** *** ********

▪************** ******** *** *** *********:

▪***

▪***

▪******** **** *******/******** *********

▪******** ********* ************* ****

▪***** ********

▪******** *** *** *********:

▪***

▪***

▪*** ******* *** *** ******* ** ********

*** **** ******* *** **** *** ******* *** *********:

▪******** *** *** *** ******

▪************ ********

▪****** ******* ***************

▪***** ** ***** ************ ** *** *** ******

	**	**
B.***** *** ******** ********

1.********* ********** ********** *** ***********; ********* ******* ******* *** ********* ******* (*** *** ** **** ****** *** *****), *** (******** *******), *** ********* ******* ******* ******* *** ****** *** ******* (******** ************** *** ****** ********* ** ******* ******* *** ***** **** *********** ****** *** ** ********* ** ******* ***’* *** ****  *** ****** ** ******* ***** ** ********** ** *** ***** ****** ** ****** ******* **** **** **** ******* ** *** *** *** *** ****** *** ******** *** **** **** **** ****** ****** *** ***** ****** ******** **** *** ***** *** ** *** ***** ***** ******* *** ***** *** ** *** ***** ***** (*** “*** ***** *****”)), *** ****** ******* *** *** *******

	**	**

2.****** ***** ******* – **** ******* ******* * *** ************* ******** ** “****** *** ****** ***** ****” ***** ** ******* ** **** ****** ****** ***** ************** (***) **** ****** **** *** ****** *** ******* ******* ********** ** *** ********* **** * *** **** *** *******’* ************** ***** ******* **** ** ********* *** **** *** **** ** *** ******* ***** ** *** **** ** *** ********* ***** ** * *** ********* **************** ******* ******* ******* *** ****** *** ******* *** ********** ** *** ******** ****** *** *** ************** ****.

	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IX.*************
A.******* ***/** ****** ********* **** ******** ** ** *** ** *** (**** **** *** *** ************ ****** ** *** ***** ******* ** ******* ******* ** ******** *)

1.******* ******* *** ********’* ******* ******** ********** ******** (“***”) ***** **** *********** ******** ** ***’* **** ****** *** ***** ** *** ********** ** ***** ******** *** ******** *** ****/*** *** *** ******* ** ***** ** ********* ********* ** ****** ****** (********’* ***** *). (*** #********)

	**	**
2.*** **** ****** * ****** ******** ** **** *** ****/**** *** **** **** **** ** ********* ** *** *** *********** ** ******** *** ******** ********* ******** (**#* ******** #******** ** *** #********)	**	**

3.******* ******** ******* *** ********’* ********* ******/***** ***** ****** *** ****** *** *** ***** ******* ************ ***** *** ******* ******** ********** ******** (“***”) ** ***’* **** *******  **** *** ** ******** ******** *** ********** *** ********* ******/***** ** ****** *** ********’* ******* ************* (*** #********)

	**	**
4.“*** ***** ****** *** **** *** ** ******* **: *******: ****/****/**** **** ***** **** *** ** *** *****”* (** #* ******** #******** ** *** #********)	**	**

5.******* ******** ******* *** ********’* ********* ******/***** ***** ****** *** ****** *** *** ***** ******* ************ ***** *** ******* ******** ********** ******** (“***”) ** ***’* **** *******  **** *** ** ******** ******** *** ********** *** ********* ******/***** ** ****** *** ********’* ******* ************* (*** #********)

	**	**

6.******* ******** ******* *** ********’* ********* ******/***** ***** ****** *** ****** *** *** ***** ******* ************ ***** *** ******* ******** ********** ******** (“***”) ** ***’* **** *******  **** *** ** ******** ******** *** ********** *** ********* ******/***** ** ****** *** ********’* ******* ************* (*** #********)

	No	No
7.“*** ***** ****** *** **** *** ** ******* **: *********: ****/**** **** ***** **** *** ** *** *****” (** #* ******** #******** ** *** #********)	**	**

8.*** ** *** ********* **** ********* *** *** ******** **** **** ******/**** ** **** *********** ** ****** * ****** ********** ** ******** ************ ** *********** ****** *** ******* **** * ********** ******* ***********  **** ******* ******* ******* *** **** ************ (*** #********)

	**	**
9.********* * ****** ******** ** ***’*® ********* *** **** ***’* **** **** *********** *** ******* ********* *** *********** ********(*** #********)	**	**

10.************ ************** *** ************** ** *** *** *********® ******* ********* ****** (“***”) ********** (“*** *********”) ** ******* ** *** ********’* ******* ********* ***** *********** **** * *** ************* *********** *** ******** ********** ************ (*** #********)

	**	**
11.*** *********** ** ********’* *********** ************ (“**********”), *********** *** ************* (“***”) *** *** ** *** ******* *** *** *********** ******** (********)	**	**

12.************ ************** *** ************** ** ***’* ***** ************ ********* ** ******* ** *** ********’* ********** ******** *********** **** * *** ***********/************* ************ *********** **** *********** (****), ********** **** *********** (****), *** ******** ********** ************ (*** #********)

	**	**
13.*** **** *** ** *** ********* ******* ****** (****/****) ** **** *** ****** ** ******* *** ******* **** ******* ******* ******* *** **** ************ (*** #********)	**	**

14.*** **** *** ** *** ********* ** ****** *** ********* *** (** ********) *** ****** ************* **** ******** **** ***** **** ** ** *********** ******* ** ****** *** ***** **** *********** *** ******** ** ****/***** (*** #********) (*** #********) (***********)

	**	**
15.************** *** *********** ** ******* * ******** *********® *** *********** **** ************ (*** #********)	**	**
16.*** ******* *** *** ****** ********** **** ******; ******* ***** **** ****** ********; ********* ** ***** (*** #********)	**	**
17.****** ******* ******** **** ******* *************** (*** #********)	**	**
18.****** *************** *** ****** ******* **** *** *** *********** ********** (*** #********)(**** *)(**** *)(**** *)	**	**
19.**** ***** *********** ******** (“****”) **** ****** *** *** *** ***(*** #********)(*** #********)	**	**

20.*** ** *** ********* ** ******** ** * ******* ******* ******* ****** (“****”) *********(*) *** *** ******** ****/**** ******/**** ** **** ************ *** ******** ** **** ********* **** ******* ****** ******* ** *** *** **** **** *** **** ******* ******** ******* ********* ** **** *** *********** ************ **** **** ******* *** ***** ********** *** ***** ********** ** *** ******** ****/**** ****** **** (*** #********)

	**	**
21.*** *******®***** ******** **** ** ****** (*** #********)	**	**
22.******** ******** ********* **** *** ************ (*** #********)	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

23.************* *** ****** ********** ********** ** *** ******** **** *** **** (*** #********)	**	**
24.******** ****** *********** **** *** **** *******® ******** (*** #********)	**	**
25.********* ***** *** ** ******* * *** ******** **** ****** ********* ** **** **** *********** (*** #********)	**	**
26.******* ********* ** ******* ********’* *********** ******* **** (*** #********)	**	**
27.*** *******® ************** (*** #********)	**	**
28.*** *******® ************** – **** (*** #********)	**	**
29.*** ** *** ********* * ******** ******** ********* (** ********) *** * *** ********** *** *** **** **** ** **** (*** #********)	**	**
30.***** *** ************* ** ****** *** ********* *** (*** #********)	**	**
31.****** *** ********* * ******** ********* ** **** *** **** **** *** **** **** (*** #******** *** *** #********)	**	**
32.******** ******* **** **** (‘***’) ********** (*** #********)	**	**
33.********* ***** ************ ****** *** ******** ******* (*** #********)	**	**

34.*** **** ********* *** ******* *** ******* ****** *** *** **** *** *** ******** ********* ** **** *** ********** **** (****) *** ********** ************ *** ******** (** #* ******** #******** ** *** #********)

	**	**
35.****** *** ************** ** ***** ***** ******** ******* ** ******* ********* ** **** ******* (*** #********)	**	**
36.*** ** *** ********* ** *** ********* *** **** ****** ***** **** **** *** **** **** ** **** (*** #********)	**	**
37.********* ***** *** ** ******* ******** ****** ***** **** **** *** **** **** ** **** **** *********** (*** #********)	**	**
38.*** ** *** ********* *** ******** ********** *** ****** ***** ****/**** *** ****/**** ** **** (*** #********)	**	**
39.*** ** *** ********* ******** *** ********** *** ****** ***** ****/**** *** ****/**** ** **** (*** #********)	**	**
40.********* ***** *** ** ******* ******** ****** **** **** **** *** **** **** ** **** **** *********** (*** #********)	**	**
41.*** ** *** ********* *** ********* ****** (** ********) ********** *** ****** ***** ****/**** *** ****/**** ** **** (*** #********)	**	**
42.********* *** ********* *******® *********** ******* ** **** (*** #********)	**	**
43.************** ** ******** *** *******® ******** *** ********’* **** **** *********** (*** #********)	**	**
44.*** ** *** ********* ***** (*) ****** ***** *** *********** ********* ** **** (*** #********)	**	**

45.********** ******* *** ********* *** *********® *** ********* ** ******* ** *** ********’* ********* ****** ********** ******** ** ***** ** ******* ***** ** ****** ********** *** **** **** ****** * **** *********** ***** ******** ***’* ** *** **** ****** ** ******* ********’*  ********** ************ ********** (*** #********)

	**	**

46.*** ** *** ********* *** (*) *** ****** ** ******* **** ********* *** *********® *** ** ******* ** *** ********’* ********* ****** ********** ******** (****) ** ***** ** ******* ***** ** ****** ********* (*** #********)

	**	**
47.*** ****** *******® ****** *** ******** ** **** ****** ** *** ******** ******** (******** ******** ***** ******* *** ************ *******) (** #* ******** #******** ** *** ##********)	**	**
48.*** ** *** ********* *** (*) **** (** ********) ********* ****** *** **** **** ** **** (*** #********)	**	No
49.********* ***** *** ** ******* ******** ****** **** **** **** ** **** **** *********** (*** #********)	**	**
50.********* *** ******** ****** ** ***’* ****** *******®**** ******* (*** #********)	**	**
51.*** ********* *******® (***) ******* ** ******* ********************* ******* ***** (*** #********)	**	**
52.********* ******** *** ********* *** ***** ************ ********* ** ******* ** *** ********’* **** ******* *** *********** (*** #********)	**	No
53.********* *** ****** *******®**** ******* **** ***** ******* ************** ******** (*** #********)	**	**
54.******* *** ********* ***** *** ** ******* ********’* ****** **** **** **** ** **** **** *********** (*** #********)	**	**
55.********* *** ****** *******®**** ******* **** ****** ******* ***************** (*** #********)	**	**
56.*** *******®***** ******** **** ** ****** (*** #********)	**	**

57.*** ** *** ********* ****** ** ******* **** ****** *** **** *** **** ***** *** ******** ** **** ********* **** ******* ****** ******* ** *** ********’* ****** ******** *** **** ******* ******** ******* ********* ** **** *** *********** ************ **** **** ******* *** ***** ********** *** ***** ********** ** *** ******** ****/**** ****** **** (*** #********)

	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

X.**** ************** ********
A.****		**	**
B.** ******* ******** ** ******* *** **** *** ******* (********* *********)		**	**

C.****** ******* * *** *** ********* ** ***** ** ******* ******** **** ***** *** ********* *** ** ******* * ******** ** *** ********* ******** *** *******  ******** ** *********** *** *** *** *******(*) **** *** ******** ** **** ** *** ********* ********** **** **** ******** ********* *** **** ******* ***** *** ******(*).  *** **** ******* * "******" **** ***’* ***** ****** **********  ********* ******** *** ******** ******* ***’* ****** **********

*** ***** ***** ****** *********** **** ** ******** *** ******** ** * *** ********.

*** ****** ******* ******** *******:

1.***** **** *** ***** **** *******

▪***'* ****** ** *** ********* ********

▪********* ***** ********

▪********** *** "*** *******" ** ******* ********** *** ***********

▪******* ** ***** ** * */** *********** *********

▪******** **** ****

▪******** *** ***** ********* ** ****** *** ***** *** ***’* *********

2.******* ****

▪********* ** ******* * "******" *** **** ******** ** * ******* ********* ******* ** *** *******

3.********

▪******* *** ********* **** ***** ** "*******" ***** *** *********

4.******** ***** *****

▪* *********** *********** ***'* ******** *** *** ******** *********

5.********* *** **********

▪*** **** * **** ********** **** *** ********** ** *** *********

6.****** **********

▪***** ** ******* *** ***** ******** ***** **** ******** *** ******** *******

▪***** ** **** ** ******* ******** **** * ********* *** **** ********

▪***** ** ** ****** ***** ********

▪***** ** ******* ***********/******** ********

7.******* ********

▪** ******* ***'* ****** ******* *********

▪**** *** ******* ******** *** *** ********'* *********

******** **** ***** ***** ********** *** ******* ******** *** *** ***** ******** **** **** *** **** ****** *** ********** ****.

		**	**
XI.******* ******** * *********
**** ** *******	# ** **** **** (****** ******* ******* ********* ********)
A.**** ******* *************	** **** **** **** ***** **** ***’* ***** ******* ****** ***** ****** ****** ** **** ******* ************** ***** *** **** * ** ** *****	**	**
B.********** ******* (****** ** *********)	** ******** ****	**	**
C.******* ****	** **** ****	**	**
D.******** **** ▪********** ▪************** (*** ***** **) ****: *** ***** ** = *** ******* *** ***** ** ******** ******** ******** *** ******** *********** ******* **** ****** ********.	****** ** **** ****; ******* ** ********* (****)	**	**
E.********	****** * **** ****; ******* * **** ****	**	**
F.****** ******* (****** ******* ***** ** ******* ******/********* ***/******)	****** * **** ****; ******* * **** ****	**	**
G.*********** ** ****** (*** ********)	****** * **** ****; ******* * **** ****	**	**
H.*********** (****) ******** **********/******** ********* (******* ***** *****/******* ******* * ************* ** *** **********/*********** ******)	****** * **** ****; ******* * **** ****	**	**
I.***/*********** ********* (****)	****** * **** ****; ******* * **** ****	**	**
J.*** *** *** ********* **’* *** ********** ********	****** * **** ****; ******* * **** ****	**	**
K.****** ***	****** * **** ****; ******* * **** ****	**	**
L.****** ***	*** **********	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

X.**** ************** ********
A.****		**	**
B.** ******* ******** ** ******* *** **** *** ******* (********* *********)		**	**

C.****** ******* * *** *** ********* ** ***** ** ******* ******** **** ***** *** ********* *** ** ******* * ******** ** *** ********* ******** *** *******  ******** ** *********** *** *** *** *******(*) **** *** ******** ** **** ** *** ********* ********** **** **** ******** ********* *** **** ******* ***** *** ******(*).  *** **** ******* * "******" **** ***’* ***** ****** **********  ********* ******** *** ******** ******* ***’* ****** **********

*** ***** ***** ****** *********** **** ** ******** *** ******** ** * *** ********.

*** ****** ******* ******** *******:

1.***** **** *** ***** **** *******

▪***'* ****** ** *** ********* ********

▪********* ***** ********

▪********** *** "*** *******" ** ******* ********** *** ***********

▪******* ** ***** ** * */** *********** *********

▪******** **** ****

▪******** *** ***** ********* ** ****** *** ***** *** ***’* *********

2.******* ****

▪********* ** ******* * "******" *** **** ******** ** * ******* ********* ******* ** *** *******

3.********

▪******* *** ********* **** ***** ** "*******" ***** *** *********

4.******** ***** *****

▪* *********** *********** ***'* ******** *** *** ******** *********

5.********* *** **********

▪*** **** * **** ********** **** *** ********** ** *** *********

6.****** **********

▪***** ** ******* *** ***** ******** ***** **** ******** *** ******** *******

▪***** ** **** ** ******* ******** **** * ********* *** **** ********

▪***** ** ** ****** ***** ********

▪***** ** ******* ***********/******** ********

7.******* ********

▪** ******* ***'* ****** ******* *********

▪**** *** ******* ******** *** *** ********'* *********

******** **** ***** ***** ********** *** ******* ******** *** *** ***** ******** **** **** *** **** ****** *** ********** ****.

		**	**
XI.******* ******** * *********
**** ** *******	# ** **** **** (****** ******* ******* ********* ********)
M.*** ***** *** *********** ******* (*/* ****)	****** * **** ****; ******* * **** ****	**	**
N.****** ***** *** *********** ******* (*/* **** *** *******)	****** * **** ****; ******* * **** ****	**	**
O.*** ** *** *********** ******* (*/* ****) (******* ***** **** ** ******** ** *:** ** *** *** ******** ******* ******** ***** **** ** ******** ** *:** ** *** *** ******** *******.)	****** * **** ****; ******* * **** ****	**	**
P.*** ** ******* ****	******* ** * **** ****; **** ***** * ********	**	**
Q.*** **** *** ** ******* *************	****** * **** ****; ******* * **** ****	**	**
R.****** **** *** ** ******* *************	******* * **** ****	**	**
S.*** ****** ****	****** * **** ****; ******* * **** ****	**	**
T.*** *** *** ****** (******** *** ***********)	****** * **** ****; ******* * **** ****	**	**
U.****** *** *** ****** (******** *** ***********)	****** * **** ****; ******* * **** ****	**	**
V.*** *** *** ******** ****** ******* (******** **** *** *********** **********)	****** * **** ****; ******* ** **** ****	**	**
W.****** *** *** ******** ****** *******	****** * **** ****; ******* ** **** ****	**	**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F.2

PRICING FOR EXCESS BSC THRESHOLD LEVEL

A.	********* *****™

*********** ** ****/**** ** *******	*********	***
1.********* ****
a)****** **** ***** ** ****** ******* ******* ** *********** (**** ***)
▪********** (******* *** $****** *** ********* *****™)	********	******** ** ***
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****™)	********	$*********
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****™)	********	$*********
▪*********** ******* *** * ***** ** *********** (******* *** $****** *** ********* *****™)	********	$**********
▪*********** *********** *** * ***** ** *********** (******* *** $****** *** ********* *****™)	********	$**********
2.********* **********™
a)******** ** *******	*** ****	*****

Note 1: ********* *****™ ******* *** **** ** ****** ********  ******** ******** ** ******* ****** ****** ******** ** *** ***; ** ******** ******* ** ******** *** ***** ****** **** *** ** ******* ****** ****** **** ** * ****** ***** ****** ****** *** ****** ***** ******* *** **** ******* ******** *** *** *********** ***** ****** ** *** ******* *** ***** **** ** *** ******** ********* ****** ****** *****  **** *** ********** ** *** ************ ******* *** **** ******* ****** ** *** ************ **** *** *** *** ****** ****** ****** ****.

Note 2: ******* *** **** ** ******** ******* ** ******** *** **** ***** ** ******** ******* *** ****** ****** ******* ********** * *** ******.

Note 3: ********* *****™ ****** ******* ****** **** ** **** ****** *** ****** (**) ***** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F.3

Supporting Examples for Sections I & II of Schedule F

	******** *	******** *	******** *	******** *	******** *	******** *
******* ******* * * ***********
**** ******* **** ** ***	******	******	******	******	******	******
********** ***********	*	*****	*****	*****	*****	*****
******* ******	*	*	*****	*****	*****	*****
*********	******	******	******	******	******	******

*** *********** ******** ****** *** *****	*	*	*	*****	*****	*
*** *********** ******** ****** ***** *******	*	*	*	*	*****	*****
***** *** *********** ********	*	*	*	*****	*****	*****

**** ****	*	*	*	*	*	(*****)

***** ********* ***********	******	******	******	******	******	******
**** ***** *** *********** ********	*	*	*	*****	*****	*****
********* *********** *** ********* ********	******	******	******	******	******	******

********** ******* *** *** ********* **** (****)	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******
********** ******* *** *** *** **** (****)	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******

*** *** *** ********* ***********	$ *****	$ ******	$ ******	$ ******	$ ******	$ ******
*** *** *** ***** *** *********** ********	*	*	*	*****	***** ***	*****
***** ******* ***	$ 9,089	$ ******	$ ******	$ ******	$ ******	$ ******

******* ******* ***********
*) ********** ******* *** *** ********* **** (****)	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******
*) ********** ******* *** *** *** **** (****)	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******

** * **** **** *?	**	**	***	***	***	**
** *** **** *** ***** ******* *** ** ********** *****

** **** **** ***** ****** ****	**	**	$ ******	$ ******	$ ******	**
***** ******* *** ********** ***** ******* *******	$ *	$ *	$ ******	$ ******	$ ******	$ *

******* ***** *********** * *********** ** *** *** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** ********* *********** *** ********* ******** > ******?	**	**	***	***	***	**
** *** **** *** ***** ******* *** *** ** ****
** **** *** ***** ** ******* ***** *****	$ *	$ *	$ ******	$ ******	$ ******	$ *

***** ******* *** **** *****	$ *****	$ ******	$ ******	$ ******	$ ******	$ ******
***** ******* *** *** **** *****	$ *	$ *	$ ******	$ ******	$ ******	$ *

***** ******* ***	$ *****	$ ******	$ ******	$ ******	$ ******	$ ******

******* ***** * *** ***********

******* **** ********* *********** ******	******	******	******	******	******	******
***** *** *********** ********	*	*	*	*****	*****	*****

***** ******* *** ***********	******	******	******	******	******	******
******* **** *********** ******	******	******	******	******	******	******

******* **: ******* *** *** ***** ** ****	****	****	****	****	****	****
******* ******* ***	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******
***** ******* *** ***	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Supporting Examples for Sections I & II of Schedule F

		******** *	******** *	******** *	******** *	******** *	******** *	******** *	******** *
******** ******** (****** ********** ********* ****** **** ****** ******* **** ******* ********)	**** ****	******** ** ************ ***** *** *********** (** ****** ** ***** *** ***)	**** ******** ** ************ / ** ****** ** ***** ** ***********	*** ******** ** ***** / ** ****** ** ************ ** ***********	******** * **** *** ******** ** *********** (******* ** ****** ** *** ***** ***************)	*** ********* ***** ** *** ***** ** ****** ** ***** *****	*** ********* ***** ** *** ***** *** ****** ** ************	*** ********* ***** *** *** ***** ** ****** ** ***** *****)	*** ********* ***** ****** ***** *** ****** ** ************
**** *: ******* ****** ********* **** ************ *** ***** ******* ***** *** *** ******* *****

********* **** ************	*********	*********	*********	*********	*********	*********	*********	*********	*********
***** ******* *****	***********	***********	***********	***********	***********	***********	***********	*************	*************

**** *: ********* ******* ********* **** ************ *** ******* ******* *****

********* ***********	**********	**********	**********	**********	**********	**********	**********	**********	**********

******* ********* **** ************	******	******	******	******	******	******	******	******	******
******* ******* *****	*******	*******	*******	*******	*******	*******	*******	*******	*******
******* ******* *** *** ***** ********* ***********	*****	*****	*****	*****	*****	*****	*****	*****	*****

Step 3: Determine Excess PVU’s per 1,000 Connected Subscribers
******* ******* *** *** ***** ********* ***********	*****	*****	*****	*****	*****	*****	*****	*****	*****
******* **** *** *** ***** ********* ***********	*****	*****	*****	*****	*****	*****	*****	*****	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ****** *** *** ***** ********* ***********	*	*	***	**	**	*	***	*	***

**** *: ********* ******** ****** *** *** ***** ********* ***********

********* ***********	**********	**********	**********	**********	**********	**********	**********	**********	**********
****: **** ********* ***********	**********	**********	**********	**********	**********	**********	**********	**********	**********
******** ********* ***********	*	**********	*	*	*********	**********	**********	**********	**********

******** ********** ****** ***** **********	******	******	******	******	******	******	******	******	******

******** ******* ****** *** *** ***** ********* ***********	*	*	***	**	**	*	***	*	*****

**** *: ********* ******* **** ********** ***
******** ******* ****** *** *** ***** ********* ***********	*	*	***	**	**	*	***	*	*****
******** ******* ****** **** *** *** *** ***** ********* *********** *** *****	$ ***	$ ***	$ ***	$ ***	$ ***	$ ***	$ ***	$ ***	$ 367
******* **** ********** ***	$ -	$ *	$ ******	$ *****	$ *****	$ *	$ *******	$ *	$ *******
***** ** ** **** **** ****

**** *: ********* ***** ******* **** ********** ***
a) ******* ***** ***** ******* **** ********** *** (******* ****)	$ *	$ *****	$ ******	$ *****	$ *	$ *	$ *******	$ *	$ *******
b) ******* ***** ******* **** ********** ***	$ *	$ *	$ ******	$ *****	$ *****	$ -	$ *******	$ -	$ *******

******* ** *) ** *) ***** ****** ***** ******* **** ********** ***	$ -	$ *****	$ ******	$ *****	$ *****	$ -	$ *******	$ -	$ *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* *** ******* **** ********** *** *** *** ****** ***********

********* ***********	**********	**********	**********	**********	**********	**********	**********	**********	**********

******* **** ********* *********** ******	**********	**********	**********	**********	**********	**********	**********	**********	**********
*** *********** ********	-	-	-	-	-	-	-	10,000,000	10,000,000
*** ***********	**********	**********	**********	**********	**********	**********	**********	**********	**********

*** ****** ***********	-	-	-	-	-	*********	*********	*********	*********
********** ****** ****

**** ********** **** *** *** ****** **********	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******	$ ******

******* **** ********** *** *** *** ****** ***********	* *	* *	* *	* *	* *	$ *******	$ *******	$ *******	$ *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule L

Performance Standards and Remedies

While this Agreement is in effect, CSG shall provide the Products and Services to Customer in accordance with the following performance standards:

a.*********** ********* (*) ******* (****)

(i)****** *************   ***’* ******* ******* ** ******** ** ***’* *** **** ********* ***** ** ********* *** ******** *** ** *** ****** ***** ** ******* ** *********** (**) ***** *** **** ***** **** *** ***** *********** *** * **** ******* (*****) ** *** ***** ******** ** * ***** ****** ********* ******** ******* ******* *** ********* ********* *********   ** ********* ***’* ******* ******* ** ******** ** ***’* *** **** ******** ***** *** ** ************ *** **** **** ***** ******* (***) ********** ******* ** * ******** ****** ********* ******** ******* ******* *** ********* ********* *********  *** **** **** ** ************** *** *** ******** ******* ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ******** ****** ** ******** ** ******** ***** ** ****** ******** ** ******** ******* ** ******** *********  ******** ************ **** *** ****** ** *** *********** ******** ***** **** ************ (*)(*) ***** *** ********** * ****** ** *** *********** ********* *** ***** ** ************* (*)(**) – (*)(***) ******  *** ************* ********* ** ***’* *** **** ******** ** *** ********** *** **** *** ** ******* ** *** ********* *** ******* ** **** *** ** *** *********** ********* *** ***** ** ************* (*)(**) – (*)(***) **** ***** ***** ***’* *** **** ** ***********.

(ii)******** *********** *** ***** ** *:** **** (***) ** *:** ***. (***), ***** (*) **** * ***** ******** **** *** **** ******* *********** ***** ** ********** ** *** (*) ******* ** ***** ************ (***) ******* ** *** ***** ******** ** * ***** ***** ********* ******** ******* ******* *** ********* ********* *********  *** ******** ** **** ********** (*)(**), ******** **** *** **** ******* *********** ** ******** **** *** ***** **** ***’* *** **** *** **** **** ***’* *** **** *** **** *** ******* *** **** ********* **** ******* ** *** *** *****  **** ********’* ********** ******** *** **** ******* ******** **** * ***** ****** ** ***** **** *:** ** (***) ** ****** ******* ****** (********* ********) ** *** ******** ******** ***’* ******** *****  ******* ********* *** ****** ******** ***** ***** ** ******** ** *** ****** ********* ** ******** ** *******  *************** *** ********** *** **** ** ******* ** ***** **** *** **** ** ********’* ******* ** ******* *** ******* *** ***** ******** **** *******  ******** ****** *** ***** ****** (**) **** **** *** ********* ***** ***’* ******* ** ******* * ****** ** ********** **** *** ********** *** ***** ***** **** *** ******* *** ** *** ******* *** ***** ** ************ (*)(**) ****** ******* *** ***** *** ************ ********** ******* ** ******* * ****** ** **** **** ****** ** **** ** *********  *** ***** ****** (**) **** **** *** ********* ***** *** ******** *** ********** ** ******* * ****** ** ********** **** *** ********** *** ***** ***** *** *** *** ***** **** ****** ****** **** (*) ******** ***** **** ****** ***** ******* *** ** *** ******* *** ***** ** ************ (*)(**) ******  ******** ** ** ***** ***** *** ** ******* ** *** ********* ******* *** ******** ******** ****** * *********** ****** ***** ****** *** ***** ** ************ (*)(**) ***** *** ** * ******* ** ******* * ***** ****** ** ********** **** **** ************ (*)(**).

******** ******* ****** **** ** ***** ***** *** ****** ** ************ **** * ****** ******** ******** ******* **** ******* (***) ****** * ******* (**) ****** ****** *** ** ********’* *** ** ****** ******** ***/** ******* *** *** ****** *** ****** ** ************ ** **** ******* (***) ** **** ************ ****** * ******* (**) ****** *******  **** ********’* ******** *** ***** ******* ********** ********** **** ******* *** ****** ** ************ *** ** ****** ******** ***/** ****** ****** *** *********** ** *** ******** **** ****** **** ******* (**) ****** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(iii)*** ****** ****** ********  *** *** ******* ****** **** ** ******* ** *:****(***) ** *** **** ******** *** ** ***** ************ ******* (***) ** *** ***** ******** ** * ******* ****** *** *** *** ******* ****** ***** *** ** **** *** **** **** ****** (**) ******* ** ********** **** *** **** ***** ****** ******** ** * ******* ******* ******  ** ********* ** ** ***** ***** *** *** ****** ****** ** **** *** **** **** ***** (**) ******* ****** *** ****** **** (**) **** ****** *** ** ******* ********** **** *** ****** ****** ********    *** ********* ******** ***** *** ***** ** **** ** ***** *** ******** *** ******* ******** ** *** ** *** ********* ** *** **** *** ****** ** *********

(iv) *** ***** ********* ***** ** ***** *********** *** ********* *** ******** *** ** *** ****** ***** ** **** **** *********** *** ***** ******** ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** ** ************ ** ******** ** ***** ***** (**) **** ** ********  ** *** ***** ******** ******** ** *********** ********* ********* *** **** *** ************ ********** ******* ** *********** ********’* ********  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** *****    *** ******** ** **** ********** (*) (**), ***** *********** **** **** **** *** ****** **** ****** *** ************ ******* *** ** *** ********** ********** ** *** ************* *** ******  *** ***** ********* *********** ******** *** ***** ** **** ************ (**) ***** *** ***** ****** ******* ** ***** ******** ** ********** ** ****** ** *** *** **** ********** ***** *** ***** ******** ** **** ****** ***** ** ******* ********* ** ******** ** “*****” ******* ******** “*** ******** *********” ******* *** “*** *********/********* *** ************ *** ***** ********** *****” (*** “************ ****”).  **** *** *********** ** ******** ** ********** ** ** ***** *** ************ ***** *** *********** ******** **** *******  ** ******** **** *** ******** **** ** ********* ** ******** * ** ******* ******** ** *** **** ********* *** **** ********** ****** **** *** **** ********** ***** ***** ****** *** “************ ****” *********.

*** *** ******** ******** ***** ** ******* ****** ****** (**) **** ** ********** *************** *** ***’* ********* *** ****** ******* ******** **** ** ***** *** *** *** ** ************ ******** **** ***** (**) ****** ********* *** *** *** *** ***** ************  *** *** ******* ***** ** ******** ********* *** ***** **** *** *** (**) **** *********** ************ ** ******* *** **** ****** *** **** ** *** **********  ****** **** ****** (**) *** ********** *** *** *** ***** *********** **** ******* ******** ***** *** *** *** ** ************ **** *** ****** **** *** ******* ***** ************  *** ******** ****** **** ***’* ***** ** ******** *** ** ********* ******** ** **** ********

(v)******* ********** ********   ******* ******** ******** ** *** ** ***** **** *:** ** (**) **** ** ********* ** **** *****'* ***** *** ****** ** **** **********'* ******* ** ** ****** *** ********* **** ** ***** *********** *** ***** ******** ******* (******) ** *** ***** ******** ** * ******* ******  ***** ******** ***** *:** ** (**) **** ** ********* ** *** **** *****'* ***** ***** *** ****** ** **** **********'* ******* ** ** ****** *** ********* **** *** ******* ******* (****) ** *** *****  *** ***** *** ** ****** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ******* *** ** *** ******* ** *** ********'* ****** ** **** *** *** ******** *** **** *************

(vi)	*** ***** ********* **** ***** ************ *** ***** ********* **** ****** **** ** ********* *** ***** ** *:**** *** ** ****** ******* ******** *** *:** *** ** ******.

(vii) **** *******

1)

*** **** ******* ******* ***** ** ***** *********** *** ********* *** ******** *** ** *** ****** ***** ****** **** *** *** ******* ******* (******) ** *** ***** ** * ******* ****** ********* ******** *** *********** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** **** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ********  ** *** ***** ***’* ********* ******** *** *********** ** ******** ** ****** **** (*) ***** ** * ********** ***** *** ***** ******* ******** **** ******** (**) **** ***** *******  ******** ****** ******** ****** ** ** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** *****    *** ******** ** **** ************ (*)(***), ******** **** *** ******* ******* ************ ****** *** *** ***** ** ************  *** *** ***** ** *********** ** ******* ** *** **** ******* *********** ******* *** ************* ********* *** *** ***** ********* ********* *** **** ******* *** *** ******** ******* ** ***’* ********; ********* ******** **** ** ***** *** ******* *** ** *** ********* ********* *** *** ******* ** ***’* *********

2)

**** **********’* **** ***** ** ******** *** *** **** ******* ****** ****** ***** (*) ******** **** ********* *** *** ** *** ********* ********* ***** *** ********** ****** ******** ******** *** ** * **** ** ***** *** ********

(viii)

********* ***********  ********* ********** **** ** ********* *** ******** ** *** ****** ***** *********** *** ***** ******** ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** ********* ********** ***** ***** ** ********* ** **** **** ****** (**) **** ** ********   *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (****) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(ix)

********  ******* **** ** ********* *** ******** ** *** ****** ***** *********** *** ***** ******** ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ********   *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(x)

*********** ***** *********  *********** ***** ******** **** ** ********* *** ******** ** *** ****** ***** *********** *** ***** ******** ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** *********** ***** ******** ***** ***** ** ********* ** **** **** ****** (**) **** ** ********   *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (*) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

(xi)

(a) ********  ******* **** ** ********* *** ******** ** *** ****** ***** *********** *** * ******* ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******* ******* *** ********* ********* *********   ** ********* *********** ******* (***) ** ***** ******* **** ** ********* ** *:** ***. (***) ******** ** * ******* ****** ********* ******** *** *********** ** ** **** (*) ***** *** **** *** ** ** ***** (*) ***** **** *** ******** ******** ** ***** ****** ***’* ********* ******** *** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** ********  *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****  *** *** ******** ***** **** *** ******** ***** ******** ***** ** ******* ** *** **** ********* *** ******** ** ******* ** *** ***** ** *** **********  ******** ******** *** *** ***** **** ******** ***** **** ** ******** *** ****** ** *** ***** **** ** *********** ******** ** ****** ** **** ******** ** * ****** ** *** **** ******** ********** ** *** ****** ** ***** ******* ******** ** *************

(b)  ******* ********* **** (****)*  **** **** ** ********* *** ********* *********** *** * ******* ******* (******) ** *** ***** ******** ** * ******* ****** **** ******* (**) *********** **** ******* ******** ********** *** **** ********* ******* ******* ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

********* ********* ******** ****  ******** ***** ******* ********** **** ***** ********* ******** ******* *** ********** *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) (*) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ****

(xii) ********* *******

(1)

********** ********* ******** (** ******* ** ******* ***), ***** ** ********* *** ****** *** ******* ******* ** *** **** ****** ***** (*) ******** **** ********* ***** *********** ******** ** * ******* ******  *** *** ******** ** **** ******** * ******** *** ** ****** ******* ******** ********* ******** *********  *** ******** ** **** *********** *** **** “******** ********” ***** *******: *** ****’** ******** **** ************ **** ***** **** ************ (******** *** ******), *** **********  ** *** ***** * ******* ***** ** * ********* **** ******* ** ********** ** *** ***** ****** *** ** * ******* ***** ** * ******* ** ** ********** ** *** ********* ******.

(2)

*** ***** ******* ** ********** ********* ********* *** *** *** ****** ********* ********* ** ********* ******** **** ********* *** ******** ** ***’* ********* ********** ****** **** (*) ******** **** ****** *** ***** ***** ******** ** *** **** ******* *** *** ******** ** ****** ********* ** *** ** *** ********* **********

(3)

*** ********* **** ** ********* **** *** **** ******** ** *** **** (****** ****** ****** *******) ********* ******** **** ******* **** *** ********* ******* **** *** ****** *** ********* **** *** ********* ** **** ******* *************

(xiii)  ******* ********* **** *** ******* ********* ********** *** ******** ** **** ******** * ***** **** *** ********** *** *** ********* ***** *** ******* ****** ******* *** ************* *** *** ***** *** ******** ******* ******* *** **************    *** ******* ********* ********** ***** ** ***** *********** *** ********* *** ******** *** ** *** ****** ***** ** **** **** *********** *** *** ******* ******* (******) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** ** ************ ** ******** ** ***** ***** (**) **** ** ********  ** *** ***** ******** ******** ** *********** ********* ********* *** **** *** ************ ********** ******* ** *********** ********’* ********  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** *****    *** ******** ** **** ********** (*) (****), ***** *********** **** **** **** *** ****** **** ****** *** ************ ******* *** ** *** ********** ********** ** *** ************* *** *** *** (********* *****).

b.Monthly Report

****** *** (**) ******** **** ** **** ******** ***** *** (“****** ****”), *** ***** ******* ******** **** * ******* ****** ******* ***** **** ** *** *********** ********* ********* ** **** ******** * *** *** *********** ****** *** **** ********* ******** ***** ******** ** **** *********** *********  *** ********** ** ******** **** ** **** *** *** **** ******** ********* *** ******** *********** ********* ** *** **** *** ****** ** *********  **** ******* **** **** ******* *** ****** *** ** ******* ***** ** ******** *** ****** ******** ********** ** *** ******** ******* *******  *** ******** ** **** ******** ** * ******* ** **** * *********** ******** ***** ** ********** * “****** ********”*  *** ***** ****** *** *********** ********* *** ***** ** **** ******** **** ******** ** * ******* ****** ** **** ********** ** ********* ** *********  ***’* ******* ** ******* *** ******* ****** ** ********** **** *** ********** *** ***** ***** **** ****** ** * ****** ******** **** ******* ** *** ** *** *********** ********* ** ************* (*)(*) ******* (*)(***) ****** ******  ***** *** ******** * ****** *** **** *** ****** ** *** *** *********** ********** **** ******* **** ****** ** * ****** ******** **** ******* **

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ******* *********** ********(*).  *** ********** ** * ******* ****** **** ********* ** ************ *********** **** ****** ** * ****** ******** **** ****** ** *** ********(*) ********** *** ********** ** ************ ************  ******** ** ****** ******** ***** ***** ** *** ******** *** ****** ** ***** *** ********* ****** ****** **** (*) ******** **** ** *** ****** *****  *** ***** ** ******** ** **** **** (*) *** **** ****** *** ***** ** *** ********* ******** ** **** **** *** **** ****** *** ******** ********  ** *** ***** ** ******* * ****** ** ******** * ********* ****** ****** *** ***** ****** (**) **** ** *** ********* ***** *** ***** *** ************ ********** ******* ** ******* * ****** ** **** **** ****** ** **** ** ********* *** **** ****** **** *** ****** ** * ****** *********

.

c.***** ***** ********** ** ************

** *** ***** **** ******** **** *** ***** **** *** *********** ** ********* ** *** ** *** *********** ********* *** ******** ** *** ******* ******* *** ****** ** ******* ******** **** *** **** ** **** *** ************ **** ** *** *********** ** *** *******  ******** ***** *** ************ ********** ******* ** ******* **** **** ** **** ** ******** ***** *** ******** ** ********* *** ** ****** **** ****** (**) **** ***** *** ******* ** *** ****** ******** ** *** *********  ** *** ***** ******** ******** **** ***** *** ***** ** ********* ** ****** *** ******** **** *** ****** (**) **** **** **** ****** ******* ********  *** ****** *** (**) ******** **** ** *** ******* ******** ******** ******** *** ** ******* **** ** ******** *** ***** *** ***** ****** *** **** *** * ***** ** ***** **** (**) **** **** *** **** ****** ******* ********  ** ******** ***** **** **** **** ** ********** *** *********** ** *** *********** ********* ** **** *** ***** **** *** ************** ** *********** ** *** ************* **** ******** **** ******* * ****** ****** ** *** ********** *** ********** ** ***** ************* ** ************  **** ******* ** *** ******* *** ***** ******** ******** * ******* **** ******** ** ****** *** ******* *** *******  *** ****** ****** (**) **** ** **** ******* ******** *** ******* **** *** ******** *** ******* *** ******* ***** ***** **** * ********* *********** ***** ***** **:

(a) ********* ** *** *********** **** ** ***** ********* ********* *** ********* ** ********** **** ******** ******** ******** ********* *** ** * ****** **** ** **** *** ********* ** **** *** *** ********; ***

(b) ** ********** ****** ***’* *********** ***/** ********* ***********.

*** **** *** *** *********** ***** ***** ****** **** ** ********’* **** ************** ****** *** ***** ***** ****** ********** **** ***** *** * ******** ********* ********** **** ***** **** ******** ** * ****** ******** ** ********** ** ***** **** *** **** ** *********** *** *** ***** ********** **** *** ***** ***** *******

d.Remedy for Failed Standards

(i) ****** *************  ** ****** *** **** ** **** ********** ***’* ****** ************ **** *** **** *** ******** *** ***** ** ************ (*)(*), **** *** ***** ** ******* *** ******* ** $***** ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** *********  ** *** ***** * ****** ******** ***** **** ************ (*) ********* ****** *** *********** ****** ***** ******* *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** *********** ****** *** *********** ****** ***** *******  *** ******** ** *** ****** ******** ** **** ************ (*) ****** *** * ***** **** ** *** *********** ****** ***** ******  *** ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ******* ********** ** ***** (*). *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ********’* **** ******* ********  ** ******** ** *** ********** ** ***’* ******* ******* **** *** **** *** ******** ** ***** ********* *** **** **** ***** ******* (***) ********** ******* ** * ******** ****** ********* ******** ******* ******* *** ********* ********* ******** ** ******** ** ************ (*)(*), **** *** **** ****** ** ****** ** ***** ******* (***) ******* ****** *** ***** **: *) *:** **** (*** / ***) ** *:** **** (*** / ***) (“*********”), *** ***** ** ******* $***** ********** ** *** ****** ** ******* ********** ** *** ****** ** ******** *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***********; ** *) ******* *** ***** **  **:** **** (*** / ***) ** *:** **** (*** / ***) (“*************”), *** ***** ** ******* $****** ********** ** *** ****** ** ******* ********** ** *** ****** ** ******** ********* ************  *** ******* ** ****** ** ***** ******* ******* ***** ** *********** ******* ********* *** ************** ** *********** *** ********* ****** ***** ** ******* ** *** ****** ** **** ******* ******* (*************) *** **** ** **** ******* (**) ** ***** ****** ****** *** **** *** ********* ******** **** ********* **** ******* ******* (***** *******).

(ii) ******** *** *********** ********* ** (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (*) (***).  ** ****** *** **** ** **** ********** *** **** *** **** *** ** **** ** *** **** (*) *********** ********* *** ***** ** ************* (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (*)(***), **** *** **** ****** ********* *** ***** ** ******* $***** (****** *** ****** ******** (*) (**) ***** ***** ** ******* $*****) ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** *********  ** *** ***** * ****** ******** ***** *************  (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (***) ********* ****** *** *********** ****** ***** ******* *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ********  *** *********** ** *** *********** ****** ***** *******  *** ******** ** *** ****** ******** ****** *** * ***** **** ** *** *********** ****** ***** ******* *** ***** ** ******* *** ******* ** $****** (****** *** ****** ******** (*) (**) ***** ***** ** ******* $*****) ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********* ********** ** ***** (*).  *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ********’* **** ******* ********

(iii) ****** *** *********** ******** ** (*)(**).  ** ****** *** **** ** **** ********** *** **** *** **** *** *********** ******** *** ***** ** ************ (*)(**), **** *** **** ****** ********* *** ***** ********** **** (** ******* *******) *** ********* ** **** *** *********** ********* *** ***** ******* * ****** ** ***** ******** ******* (*********) ** ********’* **** ******* ********  *** ******** ** * ***** ********* **** ***** ** *** **** ********* ** ******** *** ***** ** *:**** *** *** **** ***** ********* **** ***** ******* *********** ***** *:** ** **** *** ***** ******* * ****** ** *** ****** ** ****** ******** ******* (**********).

(iv)

****** *** *********** ******** ** (*)(**) *** (*)(****).  ** ****** *** **** ** **** ********** *** **** *** **** *** *********** ******** *** ***** ** ************ (*)(**) ** (*) (****), **** *** **** ****** ********* *** ***** ******* * ****** ** **** ******** ******* (*********) ** ********’* **** ******* ********

(v)

**** **** ****** ** *** *** (*) *********** ********* *** ***** ** ************* (*)(*) – (*)(**), ** *** ***** ** **** *** **** ******** **** (*) ***** ****** *** *********** ****** ***** ******* **** ******** ** *** ********* **** ********** * ******** ****** ** *** ********* ** ****  **** ********’* ********* ** *** ****** ****** ** ****** *********** ******** *** ***** ****** ********* ** *** ********* *** ****** ****** (**) **** ** ******* ** **** ********** ********* **** ********* ** ********** ******* ****** ** *** ** ***** ***** (**) **** ***** ** *** ********* **** ** **** ************  *** ************ *** ****** **** **** ******* ** ****** ** **** ******** ******* *** ***** **** ** ***** ** **** ******** ** ******** ***(*) ** *****

(i)

*** ******* ***** **** ** *** ***** *** ***** *** ** ************* *** ** *** ***** ** ******* ** ** ***** *** ******* ** ** ********* ****** *** ***** *** ***** ** *** *********** **** ****** ** *** *********** ******** (***), ** *** ***** ** **** *** **** *********** ******** ** (***) *** (*) ****** ****** *** *********** ****** ***** ******* **** ****** (**) **** ***** ******* ******* ******** *** ********* *** *********** ***** ******* *** ******** “********* ******” *** ***** ** ****** ** ******** ** **** *** ***** *** **** *********** ************ ******** ** ******* ****  *** ****** (**)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** ***** ******* ****** **** ** ******** ** *** ****** ***** (**) **** **** **** *** ******** *** ****** ******** ** ******* **(**) ***** *** ** ******* ****** ** *** ****** ****** ** ******** *** *** ***** (***) ********** ** ********’* ****** ****** ***** ** *******  *** ******** ** **** ******* (**), * “*****” ***** **** * ****** ********* ***** ** * ****** ***** **** ******* **** **** *** *********** ********* ******

(ii)	***** ***** *** **** ***********.

(a)

*** ***** ** *********** *** *) ************ ** ****** ******* *** ******** **** *** ******** ******** **** ********’* ******* **********; **) ************ **** ********* “** *****” *** ******** ******* *** ******** **** *** ********’* ******* **********; *** ***) ********* ********** *** ******** ******* *********** *** ********* *********** (*), **) *** ***) ** **** ********** (****), ************* “******* **********”); ********* ***** *** ***** *** ** *********** *** ********** ** ********* *********** ******** ** ******** *** ********* **** ******* ***********   ** *** ******** *** *********** **** ******* ** *** *********** ** ******* ********** (*** ******** ** **** ********** * “******* *********”), **** *** ****** ** (*) ******** *** ******* *** ********* ********** ********* ********** ******* ********** ** ** ********** **** ** ******** *** (*) ********* ******** *** *** ********** *** ** ****** ******** ******** ** ****** **** ******* ********* (* “******* ********* *************”). ***’* ******* ********* *************  ***** **** ********** (*) ***** ** ******* ** * ****** ** ******** *** ********** *** ********* ******** ***** ***** *** ****** $**** ********** ** *** ****** ** ******** ******* ********** ** *** ***** ** ***** *** ******* ********* ******** (*** ********* ****** ** **** ************** *** ** ****** *********** ******** ******* (*******) *** ******* *********).  *** ****** *** ***** ** **** ********** ***** ** ******** ** * ****** ** ********’* **** ******* ******** *** ************* ********* *** ******* ********* ******* **** * ****** ***** ***** **** ** ******* **** *** ******** ** *********** *** ****** ** *********** *** ******** ** *** ************ ** ********** (*) *** (*) ******* *** ******** ** **** ******* * “****** *****” ***** **** *** ***** ******* **** *** **** **** ***** **** ********* *** ** *** *** *** **** ***** ***** (*) **** ** ***** * ******* ***** ******* *************** *** ********** ******** ************ *** ****** **** ** **** ** *********** *** *** ************** *** *********** ** ******* ************ ********** *********** ******* ********* ********* ******** ** ***** ** ******** *** ******** ** ********** ********* ********** ***** *** **** *** ******* ** *** **** ** ******** ******* **** ********** *** ** * ************ ****** ** ***** ** *** ******* ********** ************ ** **** ****** *** ******* ***** ***** ** **** ***** * ************ ********* (** **********) ** *** ************* ********* *** **** *** ******** ** **** ********

(b)

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** ***** ******** ******* ***** ** *** ******* ********** *** ***** ** **** ********** (*).

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(i)

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(iv)

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(v)

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

f.*************

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule R-1

Common Stock Purchase Warrant

(See Attached)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED FOR SALE, OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Issue Date: July 24, 2014 (the “Issue Date”)

CSG SYSTEMS INTERNATIONAL, INC.

Common Stock Purchase Warrant

CSG Systems International, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies and agrees that Comcast Alpha Holdings, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled, subject to the vesting milestones set forth in Section 3(a) and the other terms and conditions set forth below, to purchase from the Company, at any time during the Exercise Period (as defined below), 2,851,419 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an initial purchase price per Warrant Share equal to $26.68 (the “Exercise Price”).  This Warrant is being issued on the terms hereof in partial consideration for the Holder’s entry into an amendment to the Master Agreement (as defined below), and in order to provide an inducement to the Holder to achieve the successful completion of the Migration SOW (as defined below) promptly in accordance with the terms thereof.  The Exercise Price and the number of Warrant Shares to be purchased upon exercise of this Warrant are subject to adjustment as hereinafter provided.

1.Defined Terms.

(a)In this Warrant, the following terms shall have the following meanings:

“Additional Subscriber” has the meaning ascribed to such term in the Master Agreement.

“Affiliate” means, with respect to any Person as of any applicable date of determination, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person as of that date.  For purposes of this definition, “control” (including the correlative terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract, or otherwise.

“Alternate Consideration” has the meaning ascribed to such term in Section 7(c).

“Appraiser” has the meaning ascribed to such term in the definition of “Fair Market Value”.

“Attempted Exercise” has the meaning ascribed to such term in Section 3(e)(ii).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

“Board” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means, with respect to any Person, (i) any capital stock of such Person, (ii) any security convertible, with or without consideration, into any capital stock of such Person, (iii) any other shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the capital stock of such Person, or (iv) any other equity interest in, or right to vote generally in elections of directors or the comparable governing body of, such Person.

“Change of Control” means the acquisition by any Person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act of beneficial ownership (determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions, of shares of the Capital Stock of the Company (i) entitling that person to exercise *** or more (but less than ***) of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors or (ii) comprising *** or more (but less than ***) of the total equity value of the Company, other than any acquisition by the Company, any of its subsidiaries or any of its employee benefit plans.

“Change of Control Election Notice” has the meaning ascribed to such term in Section 3(c)(ii).

“Comcast” means Comcast Cable Communications Management, LLC, a Delaware limited liability company.

“Common Stock” has the meaning ascribed to such term in the Preamble.

“Company” has the meaning ascribed to such term in the Preamble.

“Company Financial Statements” has the meaning ascribed to such term in Section 12(f)(ii).

“Connected Subscriber” has the meaning ascribed to such term in the Master Agreement.

“Equivalent Percentage” means, with respect to any satisfaction of an Unsatisfied Milestone after the occurrence of a *********** ****** (which shall be determined on a ******** ********* basis with respect to ******* *(*)(*)(*)), a fraction (expressed as a percentage), (i) the numerator of which is the total number of Warrant Shares that, absent the occurrence of such Fundamental Change, would have vested and become exercisable in connection with such satisfaction pursuant to Section 3(a)(i) and (ii) the denominator of which is the total number of Warrant Shares for which this Warrant otherwise would be exercisable, assuming the satisfaction in full of all *********** ********** (excluding, in the case of Section *(*)(*)(*), such number of Warrant Shares as shall have already vested and become exercisable hereunder), as of the date of such *********** ******, after giving effect to (x) the provisions of Sections *(*)(*) and *(*)(***) and (y) any adjustments theretofore made pursuant to ******* * (subject to appropriate adjustment to both the numerator and the denominator in the event of any subsequent adjustment to the number of Warrant Shares issuable hereunder pursuant to ******* *).

“Escrow Account” means the account to be created pursuant to the Escrow Agreement in order to secure the Holder’s rights to exercise this Warrant for the Escrowed Proceeds, subject to the vesting milestones set forth in Section 3(a) and the other terms and conditions set forth herein.

“Escrow Agent” has the meaning ascribed to such term in Section 3(b)(iv).

“Escrow Agreement” has the meaning ascribed to such term in Section 3(b)(iv).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

“Escrowed Proceeds” means, with respect to any *********** ******, an amount of cash equal to (i) the ***** ****** ** ******* ****** *** ***** **** ******* ********* ***** ** ************ ******** *** ************ ** **** ** *** *********** ********** (excluding, in the case of Section *(*)(*)(*), such number of ******* ****** ** ***** **** ******* ****** *** ****** *********** *********)* ** ** *** **** ** **** *********** ******, after giving effect to (x) the provisions of Sections *(*)(*) and *(*)(***) and (y) any adjustments theretofore made pursuant to ******* ** ********** ** (ii) (x) the Fair Market Value of a Warrant Share as of the date of such *********** ****** ***** (y) the ******** ***** immediately prior to such *********** ******.  For the avoidance of doubt, in no event shall the amount of Escrowed Proceeds be less than zero dollars ($0).

“Exchange Act” means Securities Exchange Act of 1934, as amended.

“Exercise Date” has the meaning ascribed to such term in Section 2(a).

“Exercise Notice” has the meaning ascribed to such term in Section 2(a).

“Exercise Period” means the period commencing on the Issue Date and ending on the Expiration Date.

“Exercise Price” has the meaning ascribed to such term in the Preamble.

“Expiration Date” has the meaning ascribed to such term in Section 5.

“Fair Market Value”, as of any date, has a meaning determined as follows:

(i)with respect to any equity interest (including a Warrant Share): (x) if the class of such equity interest is traded on a securities exchange or quoted on the NASDAQ Stock Market, then the Fair Market Value thereof shall be deemed to be the average daily volume weighted average price per share of such equity interest for the ten consecutive trading days ending on the trading day immediately prior to such date (as determined by reference to the screen entitled “CSGS <Equity> AQR” as reported by Bloomberg L.P., without regard to pre-open or after hours trading outside of any regular trading sessions for any such scheduled trading day on such trading day); or (y) if clause (x) is not applicable, then the Fair Market Value of such equity interest (including a Warrant Share) shall be the price that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, both having full knowledge of the relevant facts and neither of which is under any compulsion to complete the transaction, without regard for control premiums or minority or illiquidity discounts, as such price is determined in good faith by the Board; provided that (A) the Company shall give the Holder prompt written notice of any such determination, together with reasonable data and documentation to support such determination, and (B) if the Holder disputes the Board’s determination, it shall promptly notify the Company of such dispute, whereupon the Company shall engage a nationally recognized investment bank or other independent valuation firm reasonably acceptable to the Holder (an “Appraiser”) to determine such Fair Market Value, the cost of which Appraiser shall be borne by the Company and the determination of such Appraiser shall be final and binding on the Company and the Holder; and

(ii)with respect to any asset other than an equity interest, the Fair Market Value thereof shall be deemed to be the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board; provided that (A) the Company shall give the Holder prompt written notice of any such determination, together with reasonable data and documentation to support such determination), and (B) if the Holder disputes the Board’s determination, it shall promptly notify the Company of such dispute, whereupon the Company shall engage an Appraiser to determine such Fair Market Value, the cost of which Appraiser shall be borne by the Company and the determination of such Appraiser shall be final and binding on the Company and the Holder;

provided, however, that, in the case of a Fundamental Change, the Fair Market Value of a Warrant Share as of the date of such Fundamental Change shall be equal to the sum of (A) the amount of the cash consideration, if any, that the Holder of one issued and outstanding Warrant Share would have received in exchange therefor pursuant to such

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

Fundamental Change plus (B) the Fair Market Value (determined pursuant to clauses (i) and (ii) of this definition, as applicable) of all forms of consideration other than cash, if any, that the Holder of one issued and outstanding Warrant Share would have received in exchange therefor pursuant to such Fundamental Change.

“Final Additional Subscriber Amount” means, as of the Final Additional Subscriber Date, 475,237 (subject to appropriate adjustment in the event of any adjustment to the number of Warrant Shares issuable hereunder pursuant to Section 7) multiplied by the lesser of (x) 1.0 and (y) a fraction, (i) the numerator of which is (A) the aggregate number of Additional Subscribers added as of such date (inclusive of the number of Additional Subscribers described in Sections 3(a)(i)(2) and (3)) minus (B) 5,500,000, and (ii) the denominator of which is 5,700,000.  For the avoidance of doubt, the Final Additional Subscriber Amount shall not be less than zero.

“Final Additional Subscriber Date” means the earlier of (i) the date on which Comcast provides written notice to the Company that it has completed the Migration SOW (as determined in Comcast’s sole discretion) or (ii) such date on which a total of 11,200,000 Additional Subscribers shall have been added as contemplated by the Migration SOW.

“Fundamental Change” means the occurrence of either of the following events:

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(iii)a Change of Control that the Holder elects to have treated as a Fundamental Change pursuant to Section 3(c).

“Fundamental Change Exercise Notice” has the meaning ascribed to such term in Section 3(b)(ii).

“Fundamental Change Warrant Shares” has the meaning ascribed to such term in Section 3(b)(i).

“Holder” has the meaning ascribed to such term in the Preamble.

“Issue Date” has the meaning ascribed to such term above the Preamble.

“Joint Escrow Notice” has the meaning ascribed to such term in Section 3(b)(vi).

“Master Agreement” means the CSG Master Subscriber Management System Agreement, with an effective date of March 1, 2013, between the Company and Comcast, as amended.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

“Material Adverse Effect” means a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that none of the following, in and of itself or themselves, shall constitute a Material Adverse Effect:

(i)changes in the economy or financial markets generally in the United States or other countries in which the Company or its subsidiaries conduct operations, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(ii)changes in U.S. generally accepted accounting principles or in any law applicable to the Company or its subsidiaries or the enforcement or interpretation thereof, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(iii)any regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any other countries in which the Company or its subsidiaries conduct operations, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(iv)any geopolitical conditions, the outbreak, continuation or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or military actions, or any large scale public health epidemics, weather conditions or other force majeure events, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(v)changes that are the result of factors generally affecting the  industry or industries in which the Company and its subsidiaries operate, except to the extent the Company and its subsidiaries taken as a whole are materially and disproportionally affected thereby;

(vi)any failure by the Company to meet any estimates, projections or expectations of revenues, earnings or other financial performance or results of operations for any period, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, provided that the exception in this clause (vi) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect;

(vii)a decline in the price or trading volume of the Warrant Shares on the NASDAQ Stock Market, provided that the exception in this clause (vii) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect; or

(viii)any reduction in the credit rating of the Company or any of its subsidiaries; provided that the exception in this clause (viii) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure that is not otherwise excluded pursuant to this definition has resulted in, or contributed to, a Material Adverse Effect.

“Maximum Aggregate Ownership Amount” has the meaning ascribed to such term in Section 3(e)(ii).

“Maximum Aggregate Voting Amount” has the meaning ascribed to such term in Section 3(e)(ii).

“Migration SOW” means the Migration SOW attached to the Master Agreement, as the same may be amended, modified, supplemented or extended in accordance with the Master Agreement.

“Net Cash Settlement” has the meaning ascribed to such term in Section 2(d).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

“Net Cash Settlement Election” has the meaning ascribed to such term in Section 3(e)(ii).

“Net Cash Settlement Election Notice” has the meaning ascribed to such term in Section 3(e)(ii).

“Net Share Settlement” has the meaning ascribed to such term in Section 2(c).

“New Subscriber” means a “New Subscriber” (as such term is defined in the Master Agreement); provided, in each case, that such New Subscriber (i) as of the Issue Date, was receiving billing and account services from any Person other than the Company and (ii) after the Issue Date, was migrated to the Company’s ACP billing platform.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Physical Delivery” has the meaning ascribed to such term in Section 2(b).

“Registration Rights Agreement” has the meaning ascribed to such term in Section 11(f).

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning ascribed to such term in Section 12(f)(i).

“Securities Act” has the meaning ascribed to such term in Section 11(a).

“Specified Dividend” means any cash dividend by the Company to all holders of shares of its Common Stock (or such other class of the Company’s Capital Stock as is then issuable upon exercise of this Warrant) with respect to which the average daily volume weighted average price per share of the Common Stock (or such other class of the Company’s Capital Stock) for the last trading day preceding the first date on which the Common Stock (or such other class of the Company’s Capital Stock) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other class of the Company’s Capital Stock) is listed or admitted to trading without the right to receive such dividend is at least ten percent (10%) greater than the average daily volume weighted average price per share of the Common Stock (or such other class of the Company’s Capital Stock) for the first trading day on which the Common Stock (or such other class of the Company’s Capital Stock) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other class of the Company’s Capital Stock) is listed or admitted to trading without the right to receive such dividend.

“Stockholder Approval” has the meaning ascribed to such term in Section 3(e)(ii).

“Total New Subscriber Amount” ****** **** ******* ** *** ***** * ****** ***** ** (*) *******(******* ** *********** ********** ** *** ***** ** *** ********** ** *** ****** ** ******* ****** ******** ********* ******** ** ******* *) ********** ** *** ****** ** (*) *** *** (*) * ********* (*) *** ********* ** ***** ** *** ********* ****** ** *** *********** ******** ** ** **** ***** *** (*) *** *********** ** ***** ** ********** ***** (**) *** ********* ****** ** ******* ******* ** **** **** ***** **** ******* ****** *** ****** *********** ***** ** **** **** ******** ** ******* *(*)(*)(*)*  *** *** ********* ** ****** *** ***** *** ********** ****** ***** *** ** **** **** ****.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

“Unsatisfied Milestone” ****** ** *** ***** ** *** *********** ******* *** ******* ********* ** ******* *(*)(*) ***** *********** ***** ** **** *********** ******* ******** *********** ********* (** ***); ********* ******** ***** ** *** **** ** ******* *(*)(*)(*)* (*) **** ******* ********* ***** ** ****** ** ** ** *********** ********* ********* ******* ***** ** **** *********** ******* ******* (******* ** *********** ********** ** *** ***** ** *** ********** ** *** ****** ** ******* ****** ******** ********* ******** ** ******* *) ******* ****** ***** **** ******* ****** *** ****** *********** *********** *** (*) *** ********** ** *** ********** ** “********** **********” *** ** ******** *(*)(*) *** (**) ** *** “************” ** ** *********** ********* ***** ** ****** ** ******* *** ************ ** ***** ******* ******* ****** **** *********** ******* ********* ***** **** ****** *** ****** *********** ******** ** ******* *(*)(*)(*).

“Warrant” means this Warrant and all other warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or such other warrants in accordance with the terms and conditions hereof.

“Warrant Shares” has the meaning ascribed to such term in the Preamble.

(b)Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Master Agreement.  For the avoidance of doubt, in the event of any inconsistency between the definitions set forth herein and the definitions set forth in the Master Agreement, the definitions set forth herein shall govern for purposes of this Warrant.

2.Method of Exercise.

(a)Exercise Notice.  Subject to the terms and conditions set forth herein, including the vesting milestones set forth in Section 3(a), this Warrant may be exercised by the Holder at any time and from time to time during the Exercise Period for all or any portion of the number of Warrant Shares purchasable hereunder; it being understood and agreed that this Warrant shall be void and all rights represented hereby shall cease unless vested and exercised on or before the Expiration Date.  In order to exercise this Warrant, in whole or in part, the Holder shall deliver this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Exhibit A (together, the “Exercise Notice”), to the Company at its principal offices, which Exercise Notice shall specify the number of Warrant Shares subject to such Exercise Notice (subject to the last sentence of Section 3(b)(ii), the date on which such delivery shall have taken place being referred to as the “Exercise Date”).  Each exercise of this Warrant shall be settled through Physical Delivery or Net Share Settlement, as elected by the Holder in its sole discretion and set forth in the Exercise Notice, which may also include, at the Holder’s sole discretion, a request for a settlement of such exercise through Net Cash Settlement.  Notwithstanding anything herein to the contrary, including this Section 2, from and after the occurrence of a Fundamental Change, the exercise of this Warrant shall be governed by Section 3(b).

(b)Physical Delivery.  Subject to Section 2(d) (if the Exercise Notice included a request for Net Cash Settlement) and Section 3(e), if the Holder has elected to settle the exercise of this Warrant through physical delivery of Warrant Shares upon cash payment of the Exercise Price by the Holder (“Physical Delivery”) in accordance with Section 2(a), then, within three (3) Business Days following the Exercise Date, the Holder shall deliver to the Company the aggregate Exercise Price for the Warrant Shares specified in the applicable Exercise Notice by wire transfer of immediately available funds to an account or accounts designated by the Company.  The Warrant Shares to be issued and delivered to the Holder upon Physical Delivery shall be issued and delivered as provided in Section 2(e).

(c) Net Share Settlement.  Subject to Section 2(d) (if the Exercise Notice included a request for Net Cash Settlement) and Section 3(e), if the Holder has elected to settle the exercise of this Warrant through a net, or “cashless”, exercise by using certain Warrant Shares that the Holder otherwise would have received upon such settlement as payment of the Exercise Price (“Net Share Settlement”), then the Company shall issue and deliver to the Holder, as provided in Section 2(e), a number of Warrant Shares computed using the following formula:

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

X=	Y * (A-B)
A

Where:

X =	the number of Warrant Shares to be issued to the Holder.
Y =	the number of Warrant Shares subject to the applicable Exercise Notice.
A =	the Fair Market Value as of the Exercise Date.
B =	the Exercise Price as of the Exercise Date.
* =	multiplied by.

(d)Net Cash Settlement.  If (i) the Holder has requested to settle the exercise of this Warrant through payment of cash by the Company to the Holder, net of the Exercise Price, in lieu of issuing any Warrant Shares (“Net Cash Settlement”) in accordance with Section 2(a) and the Company agrees, in its sole discretion, to effect such Net Cash Settlement in lieu of the settlement election made by the Holder in the Exercise Notice (in which case the Company shall so notify the Holder in writing within two (2) Business Days following the Exercise Date) or (ii) the Holder makes a Net Cash Settlement Election pursuant to Section 3(e)(ii)), then the Company shall issue and deliver to the Holder an amount of cash computed using the following formula:

X = Y * (A-B)

Where:

X =	the Net Cash Settlement amount.
Y =	the number of Warrant Shares subject to the applicable Exercise Notice.
A =	the Fair Market Value as of the Exercise Date.
B =	the Exercise Price as of the Exercise Date.
* =	multiplied by.

The Company shall make any payment of such Net Cash Settlement amount to the Holder by wire transfer of immediately available funds to an account or accounts designated by the Holder in the Exercise Notice within five (5) Business Days following the Exercise Date (or, in the case of a Net Cash Settlement Election, within five (5) Business Days following delivery of the Net Cash Settlement Election Notice).

(e)Delivery of Warrant Shares.  Subject to Section 3(e), if the Holder has elected to settle the relevant exercise of this Warrant through Physical Delivery or Net Share Settlement (and has not requested or the Company has not agreed to settle such exercise through Net Cash Settlement), then, as soon as practicable after each exercise of this Warrant, and in any event within three (3) Business Days thereafter (but, if the Holder has elected to settle the exercise of this Warrant through Physical Delivery, subject to the Holder’s payment of the aggregate Exercise Price as contemplated in Section 2(b)), the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of Warrant Shares issuable and issued upon such exercise (which, upon the Holder’s request, will be issued in book entry form in lieu of physical certificates) and its calculation pursuant to Section 2(c) of the number of Warrant Shares so issued, if applicable.  If a physical stock certificate or certificates are so delivered, such certificate(s) shall be, to the extent possible, in such

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice or otherwise and shall be registered in the name of the Holder or, subject to Section 11, such permitted transferees as shall have been designated in the Exercise Notice.  This Warrant shall be deemed to have been exercised, and such stock certificate or certificates shall be deemed to have been issued (or book entry made), and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares, for all purposes, as of the Exercise Date.

(f)No Fractional Shares.  No fractional shares of any security will be issued in connection with any exercise hereunder.  Rather, in the event that any number of shares that would otherwise be issuable hereunder includes a fractional share, such total number shall be rounded up to the nearest whole share.

(g)Delivery of New Warrant.  If this Warrant shall have been exercised in part, the Company shall, not later than the time of delivery of the certificate or certificates  representing (or the book entry of) the Warrant Shares being issued pursuant to such exercise (in the case of an exercise by Physical Delivery or Net Share Settlement) or the cash settlement amount (in the case of an exercise by Net Cash Settlement), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares subject to this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant, including with respect to the vesting milestones set forth in Section 3(a), taking into account the issuance of Warrant Shares pursuant to such exercise.

(h)Certain Expenses.  The Company shall pay all of its expenses in connection with, and all issuance, transfer, stamp and other similar incidental taxes imposed by any taxing authority in the United States with respect to, the exercise of this Warrant or the issue or delivery of Warrant Shares or the payment of any cash settlement amount hereunder; provided, however, that the Company shall not be required to pay any tax (including any applicable withholding tax) or governmental charge that may be imposed with respect to the issuance or delivery of the Warrant Shares or cash, as applicable, to any Person other than the Holder, and no such issuance or delivery shall be made unless and until such other Person has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid; provided, further, that the Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares or cash upon exercise hereof.

3.Vesting; Fundamental Change; Limitations.

(a)Vesting.

(i) Subject to Sections 3(b), 3(c) and 3(d), this Warrant and the Holder’s rights hereunder shall vest and become exercisable in accordance with the following vesting schedule:

(1)a number of Warrant Shares equal to  475,237 (subject to appropriate adjustment in the event of any adjustment to the number of Warrant Shares issuable hereunder pursuant to Section 7) shall vest and become exercisable on January 24, 2015;

(2)a number of Warrant Shares equal to 475,237 (subject to appropriate adjustment in the event of any adjustment to the number of Warrant Shares issuable hereunder pursuant to Section 7) shall vest and become exercisable as and when a total of 500,000 Additional Subscribers shall have been added as contemplated by the Migration SOW;

(3)a number of Warrant Shares equal to 475,237 (subject to appropriate adjustment in the event of any adjustment to the number of Warrant Shares issuable hereunder pursuant to Section 7) shall vest and become exercisable as and when a total of 5,500,000 Additional Subscribers (inclusive of the number of Additional Subscribers described in Section 3(a)(i)(2)) shall have been added as contemplated by the Migration SOW;

(4)a number of Warrant Shares equal to the Final Additional Subscriber Amount shall vest and become exercisable on the Final Additional Subscriber Date; and

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(5)a number of Warrant Shares equal to the Total New Subscriber Amount shall vest and become exercisable on the first Business Day of each calendar quarter from and after the date on which the total number of New Subscribers added in accordance with the Master Agreement equals or exceeds 500,000.

(ii)All determinations and calculations with respect to the satisfaction of the conditions to the vesting of any of the Warrant Shares pursuant to Section 3(a)(i)(2)-(5) shall be made in a manner consistent with the reporting of Connected Subscribers (in the case of Section 3(a)(i)(2)-(4)) or New Subscribers (in the case of Section 3(a)(i)(5)) in accordance with the terms of the Master Agreement.

(b)Fundamental Change.  Notwithstanding anything herein to the contrary:

(i)Upon the occurrence of a Fundamental Change: (A) **** ******* *** *** ******’* ****** ********* ***** *********** **** *** ****** *********** **** ******* ** * ****** ** ******* ****** (*** “*********** ****** ******* ******”) ***** ** (*) *** ********** ** (*) *** ********* ****** ** ******* ****** (** ***) ** ****** *********** ***** ** **** *********** ******* ****** ******** *********; *** (*) *** ****** ** ******* ****** *** ***** ** **** *********** ********* (*** ** *** **** ** ******** *(*)(*)(*) *** (*)* *** ****** ** ******* ****** *** ***** ** *** *********** ** “***** ********** ********** ******” *** “***** *** ********** ******”* ************) ***** ** *************** ********* ** *** ** ******* *** ******* ******* ******* ******** ** ****** (*).

(ii)Prior to a Fundamental Change, the Company shall send written notice thereof to the Holder as contemplated by Section 6.  Subject to Section 3(b)(iii), from and after the Company’s delivery of such notice, the ****** ***** ** ********* ** ******* ** ******** ****** (* “*********** ****** ******** ******”) **** ******* ** *** *********** ****** ******* ****** ******* ** * ****** ** **** *********** ****** ******** ** ******* *(*)(*) (** ******** ** *** ******* ****** **** **** ******* ******); ********* ******** **** *** ******’* ******** ** **** ******* ******** ** **** *********** ****** ******** ****** ***** ** *********** ***** *** ***** ** ****** ** ***** *********** ***** *** ************ ** *** ******** *********** *******  *** ****** *** ******** *** *********** ****** ******** ****** ** *** **** ***** ** *** ********** ** *** ********** *********** *******  *** *** ******** ********** *** “******** ****” ** *** ******** ******** ** * *********** ****** ******** ****** ***** ** ****** ** ** *** **** ** *** *********** ******.

(iii)Upon the occurrence of a Fundamental Change, any vested portion of this Warrant (including with respect to any Fundamental Change Warrant Shares) that has not, prior to or concurrently with such Fundamental Change, **** ********* ** *** ****** ***** ********* ** ****** ******* ********* *** ***** ** ****** ** *********** ** ***********.

(iv)If, immediately prior to the occurrence of a Fundamental Change, there are any Unsatisfied Milestones, then upon or prior to such Fundamental Change, the ******* *** *** ****** ***** ***** **** ** ****** ********** ** **** *** ********* ********** ************ ** *** ******* *** *** ****** (*** “****** *********”)* **** * ********** ********** **** ******** ** *** ****** (******* ** *** ********** ******** ** *** *******) ** ****** ***** ********** (*** “****** *****”)* ******** ** ****** ***** ***** ******* ********* **** *********** ******* *** ****** ***** **** **** *** ******** ********* ******* ** *** ***** ** **** ******* *** *** ****** **********  **** *** ********** ** **** *********** ******* (*) *** ******* ***** ***** *** ******** ******** ** ** ********* **** *** ****** ******** ******** ** *** ***** ** **** ******* *** *** ****** ********** *** (*) *** ****** ***** ***** ****** *** ******* ** *** ******** ******** **** *** ****** ******* *** ***** ********** *** ****** ******* ***** *** ******* ** (*) *** ******* ** *** ******** ******** ** *** ****** ** ********** **** *** ***** ** **** ******* *** *** ****** ********* *** (**) *** ********** *****  *** ******* ***** ** *********** *** *** **** *** ***** ******* ** *** ****** ***** ***** *** ****** *********.

(v)If, immediately prior to the occurrence of a Fundamental Change, there are any Unsatisfied Milestones, **** **** *** ***** **** *********** ******* **** *** ********** ************ (** ***) ** **** **** *********** ********* ** ********** **** ******* *(*) (***** ***** ** ********** ** *

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

******** ********* ***** **** ******* ** ******* *(*)(*)(*))* **** ******* ***** ***** *** *** ****** ***** ****** ******** ** ******* (*** *** ****** ***** ***** *** ** *** ******)* * ********** ** *** ******* ******** ******** ***** ** *** ********** **********.

(vi)From and after the occurrence of a Fundamental Change, promptly following the satisfaction of *** *********** ********* ** ********** **** ******* *(*) (***** ***** ** ********** ** * ******** ********* ***** **** ******* ** ******* *(*)(*)(*))* *** ** *** ***** ** ** ***** ** *** ********** ***** *** ******* *** *** ****** ***** **** *** ****** ***** ***** ******* ****** (**** **** ******* * “***** ****** ******”) ** ******* **** ******* ** *** ******** ******** ** ***** *** ****** ** ******** ******** ** ******* *(*)(*) *** *** ***** ***** ** **** ******* (********* *** ******* ****** ** *** ******** ******* ** **** *******) ** ********** ** **** ********* *** **** ***** ****** ****** ***** ******* ************ **** *** ****** ** ** *** ******** ** **** ******* ** *** ******** *********  ** ***** **** ***** (*) ******** **** ***** *** ********** ***** *** ****** ***** ***** ******* *** ********** ** *** ******* *** ******** ******** (********* *** ******** ******* *******) *** ********** ******** *** *********** ** *** *******  *** *** ********* ** ****** *** ****** ***** **** ** ********** ** ******* *** ******** ***** ** ******** *** *** ******* ** *** ******** ******** ** ***** ** ** ******** *********.

(vii)In no event shall the Company be obligated to cause Escrowed Proceeds to be deposited into the Escrow Account more than once. For the avoidance of doubt, if, after the occurrence of a Fundamental Change, there occurs one or more additional Fundamental Changes, no additional obligations of the Company shall arise under this Section 3(b) as a result of such subsequent Fundamental Changes, but this Warrant and the Holder’s right to receive the Escrowed Proceeds shall continue to vest in accordance with Section 3(b)(v).

(viii)The Holder acknowledges and agrees that it shall not, by virtue hereof or otherwise, have or exercise any rights to veto, prevent, hinder or delay any Fundamental Change (other than by virtue of its rights as a stockholder of the Company, if applicable, under applicable law, the Certificate of Incorporation of the Company, and the Bylaws of the Company).

(c)	Change of Control. Notwithstanding anything herein to the contrary:

(i)Upon the occurrence of a Change of Control, the Holder shall have the option, exercisable in its sole discretion, (A) to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a) or (B) to treat such Change of Control as a *********** ****** *** ********** *** ******* ** **** ******* (******* ** *** ********** **********) ** ********** **** ******* *(*).

(ii)Prior to a Change of Control, the Company shall send written notice thereof to the Holder as contemplated by Section 6.  Following the Company’s delivery of such notice, the Holder shall deliver notice to the Company electing how to treat this Warrant pursuant to Section 3(c)(i) (a “Change of Control Election Notice”); provided that if the Holder fails to deliver a Change of Control Election Notice on or before the date of the Change of Control it shall be deemed to have elected to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a).  The Holder may withdraw and/or amend its Change of Control Election Notice at any time prior to the occurrence of the applicable Change of Control.

(iii)For the avoidance of doubt, if the Holder elects (or is deemed to elect) to have this Warrant continue to remain outstanding and vest in accordance with Section 3(a) in connection with any Change of Control, then the Holder’s rights under the Section 3(c) shall continue to apply to any future Change of Control.

(iv)The Holder acknowledges and agrees that it shall not, by virtue hereof or otherwise, have or exercise any rights to veto, prevent, hinder or delay any Change of Control (other than by virtue of its rights as a stockholder of the Company, if applicable, under applicable law, the Certificate of Incorporation of the Company, and the Bylaws of the Company).

(d)Company Failure to Perform.  Notwithstanding anything herein to the contrary, if either (or both) vesting milestone(s) set forth in clause (1) or (2) of Section 3(a)(i) is not achieved as a result, directly or

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

indirectly, of the Company’s failure to perform any of its obligations under, and in accordance with, the Master Agreement (which failure remains uncured following any applicable cure period provided in the Master Agreement), **** **** ******* *********(*) ***** ** ****** ** **** **** ********* *** *** ******** ********* *** **** ******* *** *** ******’* ****** ********* ***** *********** **** *** ****** *********** **** ******* ** **** ** *** ******* ****** *** ***** ** **** ******* *********(*).

(e)Limitations.

(i)Notwithstanding anything herein to the contrary, if any exercise of all or any portion of this Warrant pursuant to Section 2, or any transfer of all or any portion of this Warrant pursuant to Section 11, requires the consent, approval, order, waiver, exemption or authorization of, registration, declaration, filing or qualification with, certification, notice, application or report to, or expiration of any waiting period (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) applicable to, any governmental authority, self-regulatory organization (including the NASDAQ Stock Market or any other applicable national securities exchange) or any other third party as a condition to the lawful and valid exercise or transfer, as the case may be, of this Warrant, then, in each case: (x) the Company shall not issue to the Holder any Warrant Shares upon such attempted exercise of this Warrant, or such attempted transfer of this Warrant shall not be deemed effective, as applicable, unless and until any such consent, approval, order, waiver, exemption or authorization has been obtained, any such registration, declaration, filing or qualification has been made, any such certification, notice, application or report has been given or any such waiting period has expired, and then only to the extent permitted thereunder; (y) each of the time periods provided in Section 2, Section 3 or Section 11, as applicable, for the consummation of such exercise or transfer, as applicable, shall be suspended for the period of time during which any such consent, approval, order, waiver, exemption, authorization, registration, declaration, filing, qualification, certification, notice, application, report or waiting period expiration is being pursued; and (z) if and to the extent that any such suspension causes the consummation thereof to occur after the Expiration Date, then such Expiration Date shall be extended to (A) in the event of an exercise, the date of consummation thereof, and (B) in the event of a transfer, ten (10) days following the date of consummation thereof.  The Company agrees to use its commercially reasonable efforts to obtain, make or file (as applicable), or to assist the affected Person in obtaining, making or filing (as applicable), any such consent, approval, order, waiver, exemption, authorization, registration, declaration, filing, qualification, certification, notice, application, report or waiting period expiration and shall cooperate and use its commercially reasonable efforts to respond as promptly as practicable to all inquiries received by it or by the affected Person from any governmental authority for initial or additional information or documentation in connection therewith.  Each of the Company and the Holder shall bear its own costs and expenses in connection with this Section 3(e)(i).

(ii)Without limiting the generality of Section 3(e)(i), and notwithstanding anything herein to the contrary, the Company shall not issue to the Holder any Warrant Shares upon any attempted exercise of this Warrant, if and to the extent that, after giving effect to such issuance, such Holder (together with such Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of ****** of the number of shares of Common Stock outstanding immediately after giving effect to such issuance (the “Maximum Aggregate Ownership Amount”) or (ii) control in excess of ****** of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”), unless and until the Company obtains stockholder approval permitting such issuance in accordance with applicable rules of the NASDAQ Stock Market (or any other applicable national securities exchange) (“Stockholder Approval”); provided, however, that this Section 3(e)(i) shall not apply to any exercise of this Warrant for which the Holder requests, and the Company agrees to, Net Cash Settlement. For purposes of this Section 3(e)(ii), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.  Within three (3) Business Days of any written request of the Holder, the Company shall confirm in writing to the Holder the number of shares of Common Stock then outstanding. If on any attempted exercise of this Warrant the resulting issuance of Warrant Shares would result in the Holder exceeding the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount (each, an “Attempted Exercise”) and the Company shall not have previously obtained Stockholder Approval, then the Company shall only issue to the Holder such number of Warrant Shares as may be issued below the Maximum Aggregate Ownership Amount or Maximum Aggregate Voting Amount, as the case may be, and the Company shall, at its expense, use its commercially reasonable efforts to obtain Stockholder Approval; provided, however, that, if such Stockholder Approval has not been obtained

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

within ****** (**) days after the Exercise Date with respect to the Attempted Exercise, then at any time thereafter prior to such Stockholder Approval being obtained the Holder shall be permitted to (x) deliver to the Company a notice (a “Net Cash Settlement Election Notice”), pursuant to which the Holder may elect that the Attempted Exercise be settled through Net Cash Settlement pursuant to Section 2(d) (a “Net Cash Settlement Election”) or (y) withdraw its Exercise Notice with respect to such Attempted Exercise.  In the event of any Attempted Exercise, notwithstanding any delay in settling such exercise, if and when such exercise is settled (including as a result of a Net Cash Settlement Election), the Fair Market Value for purposes of calculating the number of Warrant Shares issuable (in the case of a Net Share Settlement) or the amount of cash payable (in the case of a Net Cash Settlement) shall be determined as of the original Exercise Date and not any subsequent date based upon such delayed settlement.

(iii)The Holder shall cooperate with and take such actions as may be reasonably requested by the Company in order carry out the provisions of this Section 3(e).  If and when the Holder (or any subsequent transferee thereof) elects to sell any of the Warrant Shares issued pursuant to this Warrant in a manner that complies with an exemption from registration under the Securities Act, and the Company is requested to issue to the Company’s transfer agent an opinion of counsel permitting removal of any restrictive legend thereon, then, as and to the extent reasonably requested by the Company in support of such opinion, the Holder shall deliver or cause to be delivered to the Company (A) an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act, together with a duly executed officer’s certificate containing reasonably requested certifications and representations related thereto, or (B) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed transaction may be effected without registration under the Securities Act; provided, however, that (x) no such legal opinion will be required for any transaction effected in compliance with Rule 144 under the Securities Act and (y) no such legal opinion or other evidence will be required for any transaction in which the Holder sells or otherwise transfers this Warrant or any Warrant Shares to Comcast Corporation (or any successor publicly-held parent company of the Holder) or any subsidiary thereof in a transaction in which this Warrant or any Warrant Shares (as applicable) remain restricted legended securities subject to the provisions of this Section 3(e)(iii).

4.No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (ii) use its commercially reasonable efforts to obtain, make or file (as applicable) any consents, approvals, orders, waivers, exemptions, authorizations, registrations, declarations, filings, qualifications, certifications, notices, applications, reports or waiting period expirations from, to or with any regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, including obtaining Stockholder Approval if necessary.

5.Expiration.  This Warrant and the right to purchase Warrant Shares upon exercise hereof shall expire at 11:59 p.m., New York City time, on July 24, 2024 (such date, as it may be extended pursuant to Section 3(e)(i), the “Expiration Date”).

6.Notices of Record Date, etc.  In case of:

(a)any Change of Control, any Fundamental Change or any other consolidation or merger of the Company, capital reorganization of the Company, or reclassification or recapitalization of the Capital Stock of the Company, in each case, in any one transaction or a series of related transactions, or

(b)the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(c)any grant by the Company to the holders of its Common Stock or any other Company security then issuable upon exercise of this Warrant of (or the taking by the Company of a record of such holders for the purpose of determining their entitlement to receive) any dividend or other distribution or any right to subscribe for,

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

purchase, receive or otherwise acquire any shares of Capital Stock of any class or any option, warrant or security convertible into or exercisable or exchangeable therefor, then, and in each such case, or

(d)any reduction in the number of outstanding shares of its Common Stock or any other Company security then issuable upon exercise of this Warrant, whether as a result of repurchases by the Company or otherwise:

the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, the estimated effective date on which such Change of Control, Fundamental Change, consolidation, merger, reorganization, reclassification, recapitalization, dissolution, liquidation, winding-up, dividend, distribution, other grant of rights or reduction is to take place, and the time, if any is to be fixed, as of which the holders of record of the Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such Change of Control, Fundamental Change, consolidation, merger, reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up or to receive (or be entitled to receive) such dividend, distribution or other grant of rights.  Such notice shall be mailed at least ten (10) Business Days prior to the record date or effective date for the event specified in such notice. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant.

7.Adjustment to Warrant Shares and Exercise Price. The number and kind of Warrant Shares (including as set forth in the vesting milestones in Section 3(a)) and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows (in each case, except with respect to a Fundamental Change, in which event Section 3(b) shall govern); provided that if more than one subsection of this Section 7 is applicable to a single event, then the subsection that produces *** ******* ********** ***** ** *******, and no single event shall cause an adjustment under more than one subsection of this Section 7 to the extent of any resulting duplication:

(a)**** ***** ********* ** ******.  If, at any time after the Issue Date, *** ****** ** ****** ** ****** ***** (** ***** ***** ** ******* ***** ** *** ******* **** ******** **** ******** ** **** *******) *********** ** ********* ** * ***** ******** ******* ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) ** ** * *********** ** ******** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****)* ***** ********* ** ** *** ****** **** *** *** ************* ** ******* ** ****** ***** (** **** ***** ***** ** ******* *****) ******** ** ******* **** ***** ********* ** ****** ** ** ******** ** **** *********** ** ********* *** ******** ***** ***** ** ********* ** *********** *** ******** ***** **** ** ****** ** * ********* (*) *** ********* ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** ** **** ***** ********* *********** ** ********* *** (**) *** *********** ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** **** ***** ********* *********** ** ********* *** *** ******* ** ******** ***** ********** ** *** ******** *****.

(b)**** ************* *************** ****  If, at any time after the Issue Date, *** ****** ** ****** ** ****** ***** (** ***** ***** ** ******* ***** ** *** ******* **** ******** **** ******** ** **** *******) *********** ** ********* ** * *********** ** * ************* ** *** *********** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) **** * ******* ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****)* ***** ********* ** ** *** ****** **** *** *** ************* ** ****** ** ** ******** ** **** *********** ** ************** *** ******** ***** ***** ** ********* ** *********** *** ******** ***** **** ** ****** ** * ********* (*) *** ********* ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** ** **** *********** ** ************** *** (**) *** *********** ** ***** ***** ** *** ****** ** ****** ** ****** ***** (** **** ***** ***** ** ******* *****) *********** *********** ***** **** *********** ** ************** *** *** ******* ** ******** ***** ********** ** *** ******** *****.

(c)Upon Reclassifications, Reorganizations, Consolidations or Mergers.  In the event of (i) any capital reorganization of the Company, (ii) any reclassification or recapitalization of the stock of the Company (other

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

than (x) a change in par value or from par value to no par value or from no par value to par value or (y) as a result of a stock dividend or subdivision or split-up of shares as to which Section 7(a) shall apply or a combination or consolidation of shares as to which Section 7(b) shall apply), or (iii) any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock or any other class of Capital Stock then issuable upon exercise of this Warrant), this Warrant shall, after such reorganization, reclassification, recapitalization, consolidation or merger, be exercisable for the kind and number of shares of stock or other securities or property (“Alternate Consideration”) of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of Warrant Shares underlying this Warrant (at the time of such reorganization, reclassification, recapitalization, consolidation or merger, but assuming the satisfaction of all vesting milestones set forth in Section 3(a)) would have been entitled upon such reorganization, reclassification, recapitalization, consolidation or merger.  In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock (or such other class of Capital Stock) issuable upon exercise of this Warrant shall be allocated among the Alternative Consideration receivable as a result of such reorganization, reclassification, recapitalization, consolidation, or merger in proportion to the respective Fair Market Values of such Alternate Consideration.  If and to the extent that the holders of Common Stock (or such other class of Capital Stock) have the right to elect the kind or amount of consideration receivable upon consummation of such reorganization, reclassification, recapitalization, consolidation or merger, then the consideration that the Holder shall be entitled to receive upon exercise shall be specified by the Holder, which specification shall be made by the Holder by the later of (A) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Common Stock (or such other class of Capital Stock), and (B) the last time at which the holders of Common Stock (or such other class of Capital Stock) are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Common Stock (or such other class of Capital Stock) that are not affiliated with the Company (or, in the case of a consolidation or merger, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election).  From and after any such reorganization, reclassification, recapitalization, consolidation or merger, all references to “Warrant Shares” herein (including with respect to the calculation of the amount of cash payable upon a Net Cash Settlement or required to be deposited as Escrowed Proceeds upon a Fundamental Change) shall be deemed to refer to the Alternate Consideration to which the Holder is entitled pursuant to this Section 7(c).  The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, recapitalizations, consolidations, or mergers.

(d)Other Distributions.  In case the Company shall fix a record date for the making of a distribution (or, if no record date is set, the date of any distribution) to all holders of shares of its Common Stock (or other class of Capital Stock of the Company then issuable upon exercise of this Warrant) of securities, evidences of indebtedness, assets, cash, rights, warrants or other property (excluding (x) any cash dividends other than Specified Dividends and (y) any other dividends or distributions referred to in Section 7(a), 7(b) or 7(c)), then in each such case the Exercise Price in effect prior to such record date (or, if no record date is set, the date of such distribution) shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by a fraction, (i) the numerator of which is (A) the average daily volume weighted average price per share of the Common Stock (or such other Company security as is then issuable upon exercise of this Warrant) for the last trading day preceding the first date on which the Common Stock (or such other Company security as is then issuable upon exercise of this Warrant) trades regular way on the principal national securities exchange or quotation system on which the Common Stock (or such other Company security) is listed or admitted to trading without the right to receive such distribution (or if the Common Stock or such other Company securities do not trade on a national securities exchange or quotation system, the Fair Market Value thereof as of the record date with respect to such distribution) minus (B) the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights, warrants or other property to be so distributed in respect of one share of Common Stock (or such other Company security) and (ii) the denominator of which is such average daily volume weighted average price per share (or, if applicable, Fair Market Value) specified in the preceding clause (i)(A).  The adjustment described in this clause shall be made successively whenever such a record date is fixed or distribution is made.

(e)Adjustment of Number of Shares Purchasable.  Upon any adjustment of the Exercise Price as provided in Section 7(a) or 7(b), the Holder shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

number of Warrant Shares as to which this Warrant is exercisable immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

(f)Rounding of Calculations; Minimum Adjustments. All calculations under this Section 7 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 7 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares as to which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share, or more.

(g)Notice of Adjustment.  Whenever the terms of this Warrant are adjusted pursuant to this Section 7 or pursuant to any other applicable provision hereof, the Company shall deliver to the Holder in accordance with the notice provisions below a certificate signed by a duly authorized officer of the Company describing, in reasonable detail, the change or event requiring such adjustment and the newly adjusted Exercise Price, number of Warrant Shares and, as applicable, the kind and amount of Alternate Consideration purchasable hereunder after giving effect to such adjustment.

(h)Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 7, the Company shall take any and all actions that may be necessary, including obtaining regulatory, the NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that Company may thereafter validly and legally issue as fully paid and nonassessable all Warrant Shares and, as applicable, all Alternate Consideration that the Holder is entitled to receive upon exercise of this Warrant.

8.Reservation of Stock.  Unless a Fundamental Change has occurred, the Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Common Stock and, as applicable, Alternate Consideration as from time to time shall be issuable upon the exercise of this Warrant.  All securities which shall be so issuable, when issued upon exercise of this Warrant in accordance herewith, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

9.Replacement of Warrants.  Upon delivery by the Holder to the Company of (i) notice of the loss, theft, destruction or mutilation of this Warrant, and (ii) in the case of loss, theft or destruction, an indemnity agreement in a form and amount reasonably satisfactory to the Company, or in the case of mutilation, this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor and dated as of the Issue Date.

10.No Rights as Stockholder.  Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company (and then only to the extent of such Holder’s ownership of Capital Stock).

11.Transfer.

(a)Securities Laws.  Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws and, unless so registered, may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available, including if this Warrant or the Warrant Shares are sold in accordance with Rule 144 promulgated under the Securities Act or any successor rule or regulation hereafter adopted by the SEC.

(b)Restrictions on Transfer.

(i)The Holder shall not, directly or indirectly, by operation of law or otherwise, pledge, sell, encumber, assign, or otherwise transfer all or any unvested portion of this Warrant without the prior

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

written consent of the Company (which consent shall be in the Company’s sole discretion), other than (A) as part of a transaction in which at least 50% of the cable systems owned and/or operated by Comcast Corporation and its subsidiaries (as measured by number of subscribers) are being transferred or (B) to Comcast Corporation (or any successor publicly-held parent company of the Holder) or any subsidiary thereof (provided that, in the event of any sale or other change in control of any such subsidiary to which any unvested portion of this Warrant has been transferred, other than as part of a transaction described in clause (A), such subsidiary shall be required to transfer such unvested portion of this Warrant to Comcast Corporation (or any successor publicly-held parent company of the Holder) or another subsidiary thereof).  For the avoidance of doubt, in no event shall any transactions in the securities of Comcast Corporation (or any successor publicly-held parent company of the Holder) constitute a transfer of this Warrant.

(ii)The Holder shall be permitted to pledge, sell, encumber, assign or otherwise transfer all or any vested portion of this Warrant and all or any portion of the Warrant Shares received upon exercise of this Warrant to any Person; provided that any such pledge, sale, encumbrance, assignment or transfer is effected in accordance with applicable law (including the Securities Act).

(c)Transfer Notice.  Promptly following the pledge, sale, encumbrance, assignment or other transfer of all or a portion of this Warrant in accordance herewith, the Holder shall surrender this Warrant to the Company, together with written notice of (i) the name, address, telephone number and facsimile number of the transferee and (ii) the portion of this Warrant so transferred (designated by the number of Warrant Shares underlying such portion of this Warrant).  Promptly following delivery by the Holder of such notice, the Company shall promptly (and in any event within five days thereafter) (A) deliver to the designated transferee a new Warrant evidencing the rights of such transferee to purchase the Warrant Shares in the denominations as set forth in such notice, (B) if applicable, deliver to the Holder a new Warrant evidencing the balance of this Warrant not assigned by the Holder, and (C) register on the books and records of the Company such transfer.  Such new Warrants shall in all other respects be identical to this Warrant (including the vesting milestones set forth in Section 3(a), to the extent applicable).  All or any portion of this Warrant, if properly assigned in compliance with this Section 11, may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued.

(d)Legends.  Unless and until the Warrant Shares have been registered under the Securities Act or transferred pursuant to Rule 144, it is understood and agreed that any Warrant or certificate representing Warrant Shares shall bear any legend considered necessary or desirable by the Company to comply with the Securities Act or other applicable state securities laws, including substantially the following:

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED FOR SALE, OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(e)Rule 144 Information.  Unless a Fundamental Change has occurred, the Company covenants that it will use its reasonable best efforts to file timely all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take such further action as a Holder may reasonably request, in each case, to the extent required from time to time to enable the Holder to, if permitted by the terms of this Warrant, sell this Warrant and the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

adopted by the SEC.  Upon the written request of the Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.

(f)Registration Rights.  The Holder shall be entitled to request registration of the Warrant Shares under the Securities Act in accordance with that certain Registration Rights Agreement dated as of the Issue Date by and between the Company and the Holder (the “Registration Rights Agreement”).

(g)Survival.  This Section 11 shall survive any exercise of this Warrant with respect to the Warrant Shares issued upon such exercise.

12.Company Representations and Warranties. The Company hereby represents and warrants to the Holder that, as of the Issue Date, except as set forth in the SEC Documents filed with the SEC on or prior to the Issue Date:

(a)Organization, Good Standing and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  Except as would not reasonably be expected to have a Material Adverse Effect, each of the Company’s subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Company and each of its subsidiaries has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted, except for any failure of any subsidiaries to have such corporate power and authority as would not reasonably be expected to have a Material Adverse Effect. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Warrant and the Registration Rights Agreement.  The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

(b)Authorization.  All corporate action on the part of the Company (including its Board, officers and stockholders) necessary to authorize the execution, delivery and performance of this Warrant and the Registration Rights Agreement by the Company has been taken (except to the extent that Stockholder Approval is required in accordance with Section 3(e)(ii)).  This Warrant and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(c)Valid Issuance of Shares.  The Warrant Shares have been duly reserved for issuance and, upon issuance in accordance with the terms of this Warrant, will be duly authorized, validly issued, fully paid and nonassessable and issued free and clear of any lien, encumbrance, security interest, pledge, mortgage, hypothecation, charge, adverse claim, title retention agreement of any nature or kind, or other encumbrance (except any applicable securities law restrictions).  The offer, sale and issuance of this Warrant and the issuance of the Warrant Shares upon exercise hereof (i) are not subject to and will not give rise to any preemptive rights or rights of first refusal with respect thereto and (ii) are and will be in compliance with all applicable federal and state securities laws.

(d)Governmental Consents and Filings. No consent, approval, order, waiver, exemption or authorization of, registration, declaration, filing or qualification with, certification, notice, application or report to, or expiration of any waiting period applicable to, any governmental authority, self-regulatory organization (including the NASDAQ Stock Market or any other applicable national securities exchange) or any other third party is required on the part of the Company in connection with the execution and delivery of this Warrant and the Registration Rights Agreement or the offer, sale and issuance of this Warrant or, except as provided in Sections 3(e)(i) and 3(e)(ii), the issuance of the Warrant Shares upon exercise hereof.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(e)Compliance with Laws and Other Instruments.

(i)Neither the Company nor any of its subsidiaries is in violation of or default under, and from December 31, 2013 through the Issue Date has not received any notices of violation or default with respect to, (A) any provisions of its certificate of incorporation, bylaws or other organizational documents, (B) any instrument, judgment, order, writ or decree of any court or governmental authority applicable to the Company or any of its subsidiaries, or (C) any note, indenture, mortgage, lease, agreement, instrument or other contract to which it is a party or by which it is bound, except in the case of clauses (B) and (C) for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(ii)Neither the Company nor any of its subsidiaries is in violation of, and the operation of the Company’s and its subsidiaries’ businesses as now conducted does not violate, any provision of any federal, state, local or foreign law, statute, rule or regulation applicable to the Company or its subsidiaries, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(iii)The execution, delivery and, subject to Sections 3(e)(i) and 3(e)(ii), performance of this Warrant and the Registration Rights Agreement by the Company and the offer, sale and issuance of this Warrant and, subject to Sections 3(e)(i) and 3(e)(ii), the issuance of the Warrant Shares upon exercise hereof do not and will not conflict with, result in a violation of or default under (with or without the passage of time and/or the giving of notice), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, (A) any provisions of the Company’s or any of its subsidiaries’ certificate of incorporation, bylaws or other organizational documents, (B) any instrument, judgment, order, writ or decree of any court or governmental authority applicable to the Company or any of its subsidiaries, or (C) any note, indenture, mortgage, lease, agreement, instrument or other contract to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, except in the case of clauses (B) and (C) for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(f)SEC Documents; Company Stock Exchange Listing.

(i)The Company is current in its obligations to file and furnish all periodic reports with the SEC required to be filed or furnished by it under the Exchange Act and any applicable rules and regulations promulgated thereunder. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and any other reports, proxy statements and information the Company filed with or furnished to the SEC since December 31, 2012 (the “SEC Documents”), at the time of their filing or being furnished, (A) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act and the respective rules and regulations promulgated thereunder.

(ii)The financial statements of the Company (whether audited or unaudited and including any notes thereto or schedules included therein) included in the SEC Documents (the “Company Financial Statements”) (A) at the time of their filing or being furnished, complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any Company Financial Statements filed on Form 10-Q), and (C) fairly presented in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

(iii)The Company is in compliance in all material respects with the applicable listing rules of the NASDAQ Stock Market and has not received any written notice from the NASDAQ Stock Market asserting any material non-compliance with such rules.

(iv)Since the date of the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, there has not been any event,

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CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

change, occurrence or circumstance that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(g)Capitalization.  As of July 18, 2014, the authorized and outstanding capital stock of the Company consisted solely of (i) 100,000,000 shares of Common Stock, of which 34,091,572 were issued and outstanding, and (ii) 10,000,000 shares of preferred stock, par value $.01, of which none of which were issued and outstanding.  All outstanding shares of the Company’s Capital Stock are duly authorized, validly issued, fully paid and nonassessable.  Except for (x) ********* shares of Common Stock reserved and not granted for issuance to employees under existing benefit plans disclosed in the SEC Documents filed publicly with the SEC prior to the Issue Date, and (y) the Company’s 2010 Convertible Notes due March 1, 2017 as defined and disclosed in the SEC Documents filed publicly with the SEC prior to the Issue Date, there are no (A) securities convertible into or exchangeable or exercisable for shares of the Company’s Capital Stock, (B) subscriptions, options, warrants, calls, rights, convertible securities or other contracts, agreements or commitments of any kind or character obligating the Company to issue, transfer or sell any of its Capital Stock, or (C) any equity equivalents or any agreements, arrangements or understandings granting any Person any rights in the Company similar to Capital Stock.  As of the Issue Date, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of the Company’s Capital Stock.  As of **** *** ****, there were ******* outstanding and unvested restricted stock units granted by the Company.

(h)Litigation.  There is no action, suit, proceeding, arbitration, mediation, complaint, claim, charge or investigation pending or, to the Company’s knowledge, currently threatened before any court, arbitrator, mediator or governmental agency or instrumentality against the Company, any of its subsidiaries or any officer or director of the Company or any of its subsidiaries: (i) that questions the validity of this Warrant or the Registration Rights Agreement or the right of the Company to enter into either of them; or (ii) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

13.Miscellaneous.

(a)Notices.  All notices and other communications from the Company to the Holder of this Warrant shall be sufficiently made if sent by nationally recognized overnight courier (with tracking capability) or personal delivery to the mailing address of the Holder appearing on the books of the Company maintained for such purpose (as changed by the Holder from time to time by like notice).  All notices and other communications from the Holder of this Warrant to the Company, including any Exercise Notice, shall be sufficiently made if sent by nationally recognized overnight courier (with tracking capability), personal delivery or by e-mail to the mailing or e-mail address, as applicable, of the Company at its principal offices as shown below or as changed by the Company from time to time by like notice.  Any notice and other communication in accordance with this Section 13(a) shall be deemed to be delivered, given and received for all purposes as of: (i) if sent by a nationally recognized overnight courier (with tracking capability), the Business Day immediately following the date sent, (ii) if delivered personally, the date so delivered, and (iii) if and to the extent permitted to be sent by e-mail, the date sent (unless the sender receives an automatic error message from the server of the intended recipient indicating that the applicable notice or communication has not been received by such intended recipient or delivery thereof is delayed for any reason whatsoever).

(b)Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

(c)Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Shares other than pursuant to an exercise of this Warrant or give rise to any status of or liability as a stockholder of the Company, whether such status or liability is asserted by the Company or by creditors of the Company.

(d)Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(e)Change or Waiver.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

(f)Successors and Assigns.  The rights and obligations of the Company set forth herein may not be assigned or delegated by the Company without the prior written consent of the Holder.  Subject to the restrictions on transferability set forth in Section 11 hereof, the rights and obligations of the Holder set forth herein may be assigned or delegated by the Holder without the prior written consent of the Company.  Subject to the foregoing, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of Warrant Shares issued upon the exercise hereof (including transferees), and shall be enforceable only by such Holders.

(g)Severability.  The provisions of this Warrant shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Warrant, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Warrant and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

(h)Construction. Unless the express context otherwise requires:

(i)the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Warrant, shall refer to this Warrant as a whole and not to any particular provision of this Warrant;

(ii)any singular forms of nouns, pronouns and verbs use herein shall include the plural, and vice versa;

(iii)any references herein to any gender include each other gender;

(iv)any references herein to “$” are to United States Dollars;

(v)any references herein to the Preamble shall refer to the preamble to this Warrant, and any references herein to a specific Section shall refer to such section of this Warrant;

(vi)any references to any Person include references to such Person’s successors and permitted assigns;

(vii)any references to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof;

(viii)wherever the words “include,” “includes,” or “including” are used in this Warrant, they shall be deemed to be followed by the words “without limitation”; and

(ix)the headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

(i)Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Issue Date.

CSG SYSTEMS INTERNATIONAL, INC.

By:/s/ Randy Wiese

Name: Randy Wiese

Title: EVP / CFP

7/25/14

Principal Office:

9555 Maroon Circle

Englewood, CO  80112

E-mail Address:  ******************
Attention: General Counsel

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

EXHIBIT A

NOTICE OF EXERCISE

CSG Systems International, Inc. (the “Company”)

Attention:   [________]

The undersigned Holder of this Warrant exercises this Warrant [in full] [for ______ Warrant Shares], as follows:

❑

by Physical Delivery, subject to delivery of the aggregate Exercise Price for the Warrant Shares as to which this Warrant is so exercised, and the undersigned Holder hereby instructs the Company to issue the applicable number of Warrant Shares in the name of ______________, with delivery [of physical certificates for such Warrant Shares in these denominations _________________ to the following address: _____________________] [of such Warrant Shares via book entry with the Company’s transfer agent]

❑

by Net Share Settlement, and the undersigned Holder hereby instructs the Company to issue certificates for the applicable number of Warrant Shares in the name of and delivered to ______________, whose address is ___________________________

[Include if the Holder requests Net Cash Settlement: The undersigned Holder hereby requests that this exercise be settled through Net Cash Settlement, and, if the Company so agrees, the undersigned Holder hereby instructs the Company to remit payment of the Net Cash Settlement to the following account:

Bank Name:

ABA#:

Account #:

Swift Code:

Ref: ]

[Include if the Warrant is not exercised in full:  Because the undersigned is not exercising this Warrant in full, the undersigned hereby instructs the Company to deliver to the undersigned a new Warrant of like tenor and date for the balance of the Warrant Shares.]

The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof, the Holder and its Affiliates beneficially own ______________ shares of Common Stock (without giving effect to the exercise of this Warrant pursuant to this Notice of Exercise).

___________________________________

(Name of Registered Owner)

___________________________________

(Signature of Registered Owner)

___________________________________

(Street Address)

___________________________________

(City, State, Zip)

___________________________________

(Dated)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

Schedule R-2

Registration Rights Agreement

(See Attached)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 24, 2014 (this “Agreement”), is being made and entered into by and between CSG SYSTEMS INTERNATIONAL, INC., a Delaware corporation (the “Company”), and COMCAST ALPHA HOLDINGS, LLC, a Delaware limited liability company (the “Holder”).

WHEREAS, concurrently herewith, the Company is issuing to the Holder that certain Common Stock Purchase Warrant, dated the date hereof (the “Warrant”), in accordance with the terms and subject to the conditions of which the Holder may purchase certain shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”); and

WHEREAS, in connection with the transactions contemplated by the Warrant, the Company has agreed to grant to the Holder the Registration Rights (as defined in Section 1 hereof).

NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:

Section 1.Registration Rights

1.1Registration Rights.  With respect to any Common Shares issued pursuant to an exercise of the Warrant or issuable pursuant to the exercise of a then-vested portion of the Warrant (such Common Shares, the “Registrable Shares”), unless such Registrable Shares have been disposed of pursuant to a Registration Statement as provided in Section 2 below or have been sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), the Holder shall be entitled to the registration rights in accordance with the terms and subject to the conditions set forth in Section 2 below (the “Registration Rights”).

1.2Registrable Shares.  For purposes hereof, “Registrable Shares” shall also be deemed to include any shares of capital stock of the Company issued or issuable with respect to the Common Shares, including, without limitation, (x) as a result of any stock split, stock dividend or other distribution, recapitalization, merger, consolidation, exchange or similar event or otherwise and (y) shares of capital stock of the Company into which the Common Shares are converted or exchanged, and shares of capital stock of a successor entity into which the Common Shares are converted or exchanged (it being understood and agreed that this Agreement shall apply with full force and effect with respect to any of the foregoing).

Section 2.Demand Registration Rights

2.1(a) Registration Procedure.  (i) Subject to Sections 2.1(c) and 2.2 hereof, if the Holder desires to exercise Registration Rights with respect to any Registrable Shares, then the Holder shall deliver to the Company a written notice (a “Registration Notice”) informing the Company of such exercise and specifying the number of Registrable Shares to be offered by the Holder.  Such notice may be given with respect to any Common Shares, at any time and from time to time, on or after the date on which the Holder has the right to purchase such Common Shares pursuant to the exercise of a vested portion of the Warrant (including after the purchase thereof).  Upon receipt of any Registration Notice (provided that the Company has not already caused the Registrable Shares to be included as part of an existing, effective shelf registration statement and related prospectus that the Company then has on file with the Commission (a “Shelf Registration Statement”), in which event, notwithstanding anything herein to the contrary, the Company shall be deemed to have satisfied its registration obligation under this Section 2 with respect to such Registrable Shares that have been included on the Shelf Registration Statement, subject to the maintenance of the effectiveness thereof in accordance with clause (ii) below), the Company shall cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice (but in any event within 45 days after the receipt thereof) a registration statement and related prospectus that complies as to form in all material respects with applicable Commission rules providing for the sale by the Holder of the Registrable Shares on a continuous or delayed basis pursuant to Rule 415 of the Securities Act (a “New Registration Statement”), which shall include the Registrable Shares that are the subject of the Registration Notice, and, if the Company is not then eligible to file an automatic shelf registration statement on Form S-3, the Company agrees (subject to Section 2.2 hereof) to use its reasonable best efforts to cause such New Registration Statement to be declared effective by the Commission as soon as reasonably practicable (and in any event within 105 days after the receipt of a Registration Notice with respect

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

thereto).  As used herein, “Registration Statement” and “Prospectus” refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy the Holder’s Registration Rights pursuant to this Section 2, including in each case any documents incorporated therein by reference.

(ii)The Holder agrees to provide in writing in a timely manner information regarding the proposed plan of distribution by the Holder of the Registrable Shares and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement.  The Company agrees (subject to Section 2.2 hereof) to use its reasonable best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (x) the date on which the sale of all of the Registrable Shares registered under the Registration Statement is consummated and (y) two years (in the event the Company is then eligible to use Form S-3 (or any successor registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC)) or one year (in the event the Company is not then eligible to use Form S-3 (or any such successor registration form)) after (A) the effective date of the Registration Statement (in the case of a New Registration Statement) or (B) the date on which the Company supplements the Registration Statement for the offering described in the applicable Registration Notice (in the case of a Shelf Registration Statement).

(iii)Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving any Registration Notice from the Holder, include all of the Common Shares issuable pursuant to the exercise of the Warrant (whether vested or unvested) or any portion thereof in any Shelf Registration Statement.  In connection with any Registration Statement utilized by the Company to satisfy the Holder’s Registration Rights pursuant to this Section 2, the Holder agrees that it will respond in writing (which may be via email) within 15 calendar days to any reasonable request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Shares as may be required to be included in such Registration Statement pursuant to the rules and regulations of the Commission.

(b)Underwritten Offerings.  On two (2) occasions, the Holder shall have the right to distribute Registrable Shares by means of an underwriting, provided that the Registrable Shares to be so distributed have an expected aggregate sale price of at least $**********.  If the Holder so intends to distribute Registrable Shares by means of an underwriting, (i) it shall so advise the Company in the Registration Notice; (ii) the Company and the Holder shall jointly select the managing underwriter or underwriters for such offering; (iii) the Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting, and the Company shall prepare or, if necessary, amend and supplement the Registration Statement for purposes of such underwriting; and (iv) in no event shall the Company permit any other shares of capital stock to be included in such underwriting without the Holder’s written consent.

(c)Limitations on Registration Rights.  Except as otherwise provided in Section 2.1(b) with respect to underwritten offerings (as to which Section 2.1(b) shall apply), each exercise by the Holder of its Registration Rights shall be with respect to a minimum of the lesser of (i) an amount of Common Shares having an expected aggregate sale price of at least $********** or (ii) the total number of Registrable Shares held by the Holder at such time.  The Holder shall not be entitled to deliver (x) more than one Registration Notice during any *** ***** period (whether for an underwritten offering or a non-underwritten offering) or (y) any Registration Notice for a non-underwritten offering if all Registrable Shares are then eligible for sale purchase to Rule 144(b)(1) under the Securities Act.

2.2Suspension.   (a)  Before a Registration Statement for any Registrable Shares has been declared effective, upon any notice by the Company to the Holder that the Company in good faith has concluded that disclosure by the Company in such Registration Statement of Confidential Information (as hereinafter defined) would be required and the nondisclosure of such Confidential Information would reasonably be expected to cause such Registration Statement to fail to comply with applicable disclosure requirements, the Holder agrees that (i) the Company may discontinue its efforts to register such Registrable Shares during the relevant Suspension Period (as hereinafter defined), and (ii) its rights to require the Company to take action to register any Registrable Shares pursuant to a Registration Statement shall be suspended during such Suspension Period.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(b)After a Registration Statement for any Registrable Shares has been declared effective, upon notice by the Company to the Holder that the Company has concluded that disclosure by the Company in such Registration Statement of Confidential Information would be required and the nondisclosure of such Confidential Information would reasonably be expected to cause such Registration Statement to fail to comply with applicable disclosure requirements, the Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Shares under such Registration Statement until the Holder receives copies of a supplemented and amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective, and (ii) its rights to require the Company to take any action with respect to the registration or sale of any Registrable Shares pursuant to such Registration Statement (or to take any action to amend or supplement such Registration Statement) shall be suspended during such Suspension Period.

(c)As used herein, (i) the term “Confidential Information” means any material, non-public information, which, if disclosed, would interfere with, delay or impede (in each case, in any material respect) a significant acquisition, divestiture, merger, amalgamation, scheme of arrangement, tender offer, share exchange, recapitalization, restructuring, consolidation, corporate reorganization, liquidation, dissolution, financing, joint venture, partnership, strategic alliance, licensing arrangement, or other business combination transaction or extraordinary corporate transaction or series of related transactions involving the Company or would result in the premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, and (ii) the term “Suspension Period” means any period commencing on the date that the Company reasonably concludes that it cannot register Registrable Shares without disclosing Confidential Information and ending on the earlier of (x) the date the Company discloses such Confidential Information, or (y) the date on which the Company concludes that it is not required to disclose such Confidential Information; provided, however, that (i) the period during which a Registration Statement may be suspended shall not exceed *** **** ** *** *** *** period, except that such ******* period may be extended to *** **** if, based on advice of counsel, the Company reasonably concludes that, following such initial ******* period, it still cannot register Registrable Shares without disclosing Confidential Information; and (ii) the Company shall not register any securities for its own account or that of any other stockholder during a Suspension Period (other than a registration relating to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan on a registration statement on Form S-8).

2.3Qualification.  The Company agrees to use its reasonable best efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as the Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by the Holder after delivery of a Registration Notice to the Company, and to do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in each such jurisdiction of the Registrable Shares owned by the Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 2.3, (y) subject itself to taxation in any such jurisdiction or (z) submit to the general service of process in any such jurisdiction.

2.4Actions by the Company.  Whenever the Company is required to effect the registration of Registrable Shares under the Securities Act pursuant to Section 2.1 of this Agreement (subject to Section 2.2 hereof), the Company shall:

(a)prepare and file with the Commission within the time frames set forth in Section 2.1 the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and the Company shall use its reasonable best efforts to cause such Registration Statement to become effective within the time frames set forth in Section 2.1; provided that, before filing such Registration Statement or any amendments or supplements thereto, the Company shall furnish to the Holder and counsel for the Holder a draft copy of the Registration Statement and shall use its reasonable best efforts to reflect in such Registration Statement, when filed with the Commission, such comments as the Holder or such counsel shall reasonably and timely propose;

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(b)subject to the proviso in clause (a) above, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered by such Registration Statement, in each case for the time period provided in Section 2.1(a)(ii);

(c)furnish, without charge, to the Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement, and other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holder; and the Company hereby consents (except during the continuance of a Suspension Period) to the use of such Prospectus and each amendment or supplement thereto by the Holder, in connection with any offering and sale of the Registrable Shares covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein;

(d)promptly notify the Holder: (i) when the Registration Statement or post-effective amendment thereto has been filed, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments to the Registration Statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

(e)use its reasonable best efforts to cause all such Registrable Shares to be listed (i) on the United States national securities exchange on which the Common Shares are then listed or (ii) if the Common Shares are not at the time listed on any United States national securities exchange (or if the listing of Registrable Shares is not permitted under the rules of such United States national securities exchange on which the Common Shares are then listed), on another United States national securities exchange;

(f)use its reasonable best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Shares contemplated hereby, including (i) obtaining necessary governmental approvals and effecting required filings; (ii) cooperating with the Holder in connection with any filings required by FINRA; (iii) providing appropriate certificates not bearing restrictive legends representing the Registrable Shares; and (iv) providing a CUSIP number and maintaining a transfer agent and registrar for the Registrable Shares;

(g)keep the Holder’s counsel reasonably apprised as to the intention and progress of the Company with respect to any Registration Statement hereunder, including by providing the Holder’s counsel with copies of all written correspondence with the SEC in connection with any Registration Statement or Prospectus filed hereunder; and

(h)ensure that (i) at the time of filing, no Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) at the time of filing, no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

conformity with written information furnished to the Company by or on behalf of the Holder specifically for use therein.

2.5Indemnification by the Company.  The Company shall indemnify, defend and hold harmless, to the fullest extent permitted by applicable law, the Holder, its affiliates (within the meaning of Rule 405 under the Securities Act), any underwriter (within the meaning of the Securities Act), each person who controls the Holder or any underwriter (within the meaning of the Securities Act or the Exchange Act), and each of their respective officers and directors against all losses, claims, damages, liabilities and expenses (collectively, “Damages”) arising out of or based upon (a) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any violation or alleged violation by the Company (or any of its affiliates or agents) of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated thereunder, and the Company shall pay to each such Holder, affiliate, underwriter, control person, or other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result; provided, however, that the Company shall not be liable for any Damages to the extent such Damages (i) relate to the Holder and (ii) were caused by the Holder’s failure to deliver to the Holder’s immediate purchaser a copy of the Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Holder with a sufficient number of copies of the same.

2.6Indemnification by the Holder.  The Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and shall indemnify, defend and hold harmless, to the fullest extent permitted by applicable law, the Company, its affiliates (within the meaning of Rule 405 under the Securities Act), any underwriter (within the meaning of the Securities Act), each person who controls the Company or any underwriter (within the meaning of the Securities Act), and each of their respective officers and directors against all Damages arising out of or based upon (a) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent such Damages arise out of or are based upon (i) statements or omissions that were made in reliance upon and in conformity with such information relating to the Holder furnished in writing to the Company by the Holder expressly for use therein or (ii) the Holder’s failure to deliver to the Holder’s immediate purchaser a copy of the Registration Statement or Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Holder with a sufficient number of copies of the same.  In no event shall the aggregate amounts payable by the Holder by way of indemnity or contribution under this Section 2.6 or Section 2.8 exceed the proceeds from the offering received by the Holder (net of any brokerage and sales commissions), except in the case of fraud or willful misconduct by the Holder.

2.7Indemnification Procedures.  Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying party may exist with respect to such claim, permit such indemnifying party to assume the defense of any third-party claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, then the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its prior written consent (so long as such consent is not unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim.  Failure to give prompt written notice of a claim shall not release the indemnifying party from its obligations hereunder except to the extent that the indemnifying party is materially prejudiced thereby.

2.8Contribution.  If the indemnification provided for in Section 2.5 or Section 2.6 is due in accordance with the terms hereof but is held by a court to be unavailable or unenforceable in respect of any Damages

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

(except, for purposes of clarity, any exclusions to indemnification expressly provided for in Section 2.5 or Section 2.6), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements, omissions or actions that result in such Damages as well as any other relevant equitable considerations.  The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In no event shall the aggregate amounts payable by the Holder by way of indemnity or contribution under Section 2.6 or this Section 2.8 exceed the proceeds from the offering received by the Holder (net of any brokerage and sales commissions), except in the case of fraud or willful misconduct by the Holder.

Section 3.Expenses

The Company shall pay all expenses incident to the performance by the Company of the Company’s registration obligations under Section 2, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation and filing of any Registration Statement and Prospectus, (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company, and (iv) the costs of any other consents necessary for the Company in connection with any Registration Statement and Prospectus.  The Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s counsel, accountants and other advisors and any transfer taxes relating to the sale or disposition of the Registrable Shares by the Holder pursuant to Section 2 or otherwise.

Section 4.Rule 144 Compliance

The Company covenants that it will timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.  In connection with any sale, transfer or other disposition by the Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold (or the book entry of such Registrable Shares) and not bearing any Securities Act legend, and enable certificates for (or the book entry of) such Registrable Shares to be for such number of shares and registered in such names as the Holder may reasonably request at least three business days prior to any sale of Registrable Shares hereunder.

Section 5.Miscellaneous

5.1Notices.  All notices and other communications called for under this Agreement shall be in writing and shall be sufficiently made if sent by nationally recognized overnight courier (with tracking capability), personal delivery, or e-mail transmission; provided that if given by e-mail, such notice or other communication shall be followed up within one business day by personal delivery or overnight courier as described in this Section 5.1.  All such notices and other communications shall be deemed to have been delivered: (i) upon actual receipt, if delivered personally; (ii) on the date sent by email, if sent on a business day in the place of receipt; otherwise on the next business day in the place of receipt (unless, in each case, the sender receives an automatic error message from the server of the intended recipient indicating that the applicable notice or communication has not been received by such intended recipient or delivery thereof is delayed for any reason whatsoever); or (iii) on the next business day after deposit with a recognized overnight courier, if sent by an overnight courier, in each case addressed to the respective parties at their address set forth on Schedule A.  Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

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CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

5.2Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

5.3Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

5.4Change or Waiver.  Any term of this Agreement may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

5.5Successors and Assigns.  Except for an assignment (i) by operation of law or (ii) by the Holder to a transferee of the Warrant, this Agreement and the rights granted hereunder may not be assigned by either party hereto.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

5.6Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

5.7Construction. Unless the express context otherwise requires:

(a)the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)any singular forms of nouns, pronouns and verbs used herein shall include the plural, and vice versa;

(c)any references herein to any gender include each other gender;

(d)any references herein to “$” are to United States Dollars;

(e)any references to any person include references to such person’s successors and permitted assigns;

(f)any references to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof;

(h)wherever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words ”without limitation”; and

(i)the headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

5.8Governing Law and Venue.  This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

another jurisdiction.  The parties hereby irrevocably submit to the personal jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such a New York State or Federal court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that delivery of process or other papers in connection with any such action or proceeding in any manner as may be permitted by law shall be valid and sufficient service thereof.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

5.9Integration; Amendment. This Agreement (together with the Warrant) constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein.  Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Holder.

5.10Execution in Counterparts.  This Agreement may be executed by facsimile signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

[Signature page follows]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22I

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese July 25, 2014
	Name:	Randy Wiese
	Title:	CFO /EVP

COMCAST ALPHA HOLDINGS, LLC

By:	/s/ Kristin M. Kipp
	Name:	Kristin M. Kipp
	Title:	Vice President

SCHEDULE A

If to the Company:

CSG Systems International, Inc.
9555 Maroon Circle

Englewood, CO 80112
Attention:  General Counsel

Email:  ******************

with a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Attention:  Krishna Veeraraghavan

Email:  ***************************

SC1:3640045.6

If to the Holder:

c/o Comcast Capital Corporation

1201 N. Market Street, Suite 1000
Wilmington, DE  19801
Attention:  President

Email:  **************************

with a copy to:

Comcast Corporation

One Comcast Center
1701 John F. Kennedy Blvd.

Philadelphia, PA 19103
Attention:  General Counsel

Email:  *********************

EXHIBIT C-30

WFX Scheduling and WFX Resource Allocation Manager

WFX Scheduling.  WFX Scheduling provides available appointment times and scheduling of Customer's Subscriber-requested service calls through CSG's and any other third party's integrated order management system.

WFX Resource Allocation Manager.  WFX Resource Allocation Manager integrates with WFX Scheduling to generate available appointment times based on Customer's field resource scheduling capacity and passes those appointment times to WFX Scheduling.  WFX Resource Allocation Manager has the ability to allocate Customer's field resource scheduling capacity based on Customer's existing technician shift data within CSG Workforce Express® ("WFX") and to facilitate Customer's scheduling adjustments as necessary to meet Customer's field resource operational demands (for example: promotional campaigns, time to install and repair, regulatory) and other business factors.